                                                  FREE WRITING PROSPECTUS
                                                  Filed Pursuant to Rule 433
                                                  Registration No. 333-140436-18



                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,550,400,000] (APPROXIMATE)

                MERRILL LYNCH FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                  SERIES 2007-4

                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                      FIRST FRANKLIN FINANCIAL CORPORATION
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            HOME LOAN SERVICES, INC.
                                    SERVICER

                       LASALLE BANK, NATIONAL ASSOCIATION
                                     TRUSTEE

                                 JUNE 14, 2007

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-140436) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                                   TERM SHEET
                                 JUNE 14, 2007

                MERRILL LYNCH FIRST FRANKLIN MORTGAGE LOAN TRUST,
                                 SERIES 2007-4,
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                       $[1,550,400,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                               PAYMENT                          EXPECTED  STATED
                                               WAL (YRS)       WINDOW                             FINAL    FINAL
               APPROX                          (CALL(5)/      (CALL(5)/      PAYMENT  INTEREST  MATURITY MATURITY EXPECTED RATINGS
   CLASS      SIZE ($)         COUPON          MATURITY)      MATURITY)       DELAY    ACCRUAL     (5)      (6)    (S&P / MOODY'S)
---------- ------------- -------------------  ----------- ------------------ ------- ---------- -------- -------- ----------------
CLASS 1-A    510,274,000 LIBOR + [ ] (2), (3) 2.34 / 2.56  1 - 78 / 1 - 193     0    Actual/360   Dec-13  Jun-37    [AAA] /[Aaa]
CLASS 2-A1   329,333,000 LIBOR + [ ] (2), (3) 1.00 / 1.00   1 - 21 / 1 - 21     0    Actual/360   Mar-09  Jun-37    [AAA] /[Aaa]
CLASS 2-A2   169,398,000 LIBOR + [ ] (2), (3) 2.00 / 2.00  21 - 28 / 21 - 28    0    Actual/360   Oct-09  Jun-37    [AAA] /[Aaa]
CLASS 2-A3   182,260,000 LIBOR + [ ] (2), (3) 3.50 / 3.50  28 - 71 / 28 - 71    0    Actual/360   May-13  Jun-37    [AAA] /[Aaa]
CLASS 2-A4    67,135,000 LIBOR + [ ] (2), (3) 6.44 / 8.63 71 - 78 / 71 - 188    0    Actual/360   Dec-13  Jun-37    [AAA] /[Aaa]
CLASS 1-M1    34,062,000 LIBOR + [ ] (2), (4) 4.69 / 5.20 43 - 78 / 43 - 156    0    Actual/360   Dec-13  Jun-37    [AA+] /[Aa1]
CLASS 2-M1    49,938,000 LIBOR + [ ] (2), (4) 4.70 / 5.24 43 - 78 / 43 - 158    0    Actual/360   Dec-13  Jun-37    [AA+] /[Aa1]
CLASS 1-M2    23,356,000 LIBOR + [ ] (2), (4) 4.59 / 5.07 41 - 78 / 41 - 146    0    Actual/360   Dec-13  Jun-37    [AA] /[Aa2]
CLASS 2-M2    34,244,000 LIBOR + [ ] (2), (4) 4.59 / 5.10 41 - 78 / 41 - 147    0    Actual/360   Dec-13  Jun-37    [AA] /[Aa2]
CLASS 1-M3    12,327,000 LIBOR + [ ] (2), (4) 4.54 / 5.00 40 - 78 / 40 - 136    0    Actual/360   Dec-13  Jun-37    [AA-]/[Aa3]
CLASS 2-M3    18,073,000 LIBOR + [ ] (2), (4) 4.55 / 5.02 40 - 78 / 40 - 137    0    Actual/360   Dec-13  Jun-37    [AA-]/[Aa3]
 CLASS M4     27,200,000 LIBOR + [ ] (2), (4) 4.52 / 4.97 39 - 78 / 39 - 130    0    Actual/360   Dec-13  Jun-37     [A+] /[A1]
 CLASS M5     23,200,000 LIBOR + [ ] (2), (4) 4.50 / 4.92 39 - 78 / 39 - 124    0    Actual/360   Dec-13  Jun-37      [A]/[A2]
 CLASS M6     15,200,000 LIBOR + [ ] (2), (4) 4.49 / 4.88 38 - 78 / 38 - 117    0    Actual/360   Dec-13  Jun-37     [A-] /[A3]
 CLASS B1     17,600,000 LIBOR + [ ] (2), (4) 4.48 / 4.82 38 - 78 / 38 - 112    0    Actual/360   Dec-13  Jun-37   [BBB+] /[Baa1]
 CLASS B2     14,400,000 LIBOR + [ ] (2), (4) 4.48 / 4.77 38 - 78 / 38 - 105    0    Actual/360   Dec-13  Jun-37   [BBB] /[Baa1]
 CLASS B3     22,400,000 LIBOR + [ ] (2), (4) 4.47 / 4.66  37 - 78 / 37 - 99    0    Actual/360   Dec-13  Jun-37   [BBB-] /[Baa2]
           -------------
  TOTAL:   1,550,400,000
           =============

1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

2)   Subject to the related Available Funds Cap and related Maximum Rate Cap.

3) If the 10% optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date, the margin on each of the Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3 and Class 2-A4 Certificates will increase to 2x its respective margin.

4) If the 10% optional termination does not occur by the Determination Date following the first Distribution Date on which it may occur, then on the following Distribution Date, the margin on each of the Class 1-M1, Class 2-M1, Class 1-M2, Class 2-M2, Class 1-M3, Class 2-M3, Class M4,Class M5, Class M6, Class B1, Class B2 and Class B3 Certificates will increase to 1.5x its respective margin.

5) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

     30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

6)   Latest maturity date for any mortgage loan plus one month.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Paul Park                     212-449-6380   paul_park@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Ketan Parekh                  212-449-9506   ketan_parekh@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com
Joseph Lee                    212-449-0879   joseph_lee@ml.com
Paul Fetch                    212-449-1002   paul_fetch@ml.com
Mike Merwin                   212-449-2579   michael_merwin@ml.com

MOODY'S
Cecilia Lam                   415-274-1727   cecilia.lam@moodys.com

STANDARD & POOR'S
Regina Bergeland              212-438-3967   regina_bergeland@sandp.com

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

TITLE OF CERTIFICATES            Merrill Lynch First Franklin Mortgage Loan
                                 Trust, Series 2007-4, Mortgage Loan
                                 Asset-Backed Certificates, consisting of:

                                 Class 1-A Certificates,

                                 Class 2-A1, Class 2-A2, Class 2-A3 and Class
                                 2-A4 Certificates (collectively, the "Class 2-A
                                 Certificates" and together with the Class 1-A
                                 Certificates, the "Class A Certificates"),

                                 The Class 1-M1 and Class 2-M1 Certificates are collectively known as the "Class M1
                                 Certificates". The Class 1-M2 and Class 2-M2
                                 Certificates are collectively known as the "Class M2 Certificates". The Class 1-M3 and
                                 Class 2-M3 Certificates are collectively known as the "Class M3 Certificates".,.
                                 Class M1, Class M2, Class M3, Class M4,
                                 Class M5, Class M6 Certificates (collectively, the "Class M Certificates").
                                 Class B1, Class B2, Class B3 Certificates
                                 (collectively, the "Class B Certificates").



                                 The Class 1-A, Class 1-M1, Class 1-M2, and
                                 Class 1-M3 Certificates are collectively known as the "Group 1 Certificates".

                                 The Class 2-A1, Class 2-A2, Class 2-A3 and
                                 Class 2-A4, Class 2-M1, Class 2-M2, and Class
                                 2-M3 are collectively known as the "Group 2
                                 Certificates".

                                 The Class A Certificates, Class M and Class B
                                 Certificates are collectively known as the "Offered Certificates". The Class M and Class B
                                 Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR                          First Franklin Financial Corporation

ORIGINATOR                       First Franklin Financial Corporation

ISSUING ENTITY                   Merrill Lynch First Franklin Mortgage Loan
                                 Trust, Series 2007-4

SERVICER                         Home Loan Services, Inc.

TRUSTEE                          LaSalle Bank, N.A.

CAP PROVIDER                     [To be determined]. The Cap Provider will act
                                 as counterparty under the Corridor Contracts
                                 decribed herein.

SWAP COUNTERPARTY                [To be determined]. The Swap Counterparty will
                                 act as counterparty under the Swap Contract
                                 decribed herein.

CUT-OFF DATE                     June 1, 2007

PRICING DATE                     On or about June 15, 2007

CLOSING DATE                     On or about June 26, 2007

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in July 2007.

DETERMINATION DATE               With respect to any Distribution Date, the 15th
                                 day of the month of such Distribution Date or,
                                 if such 15th day is not a business day, the
                                 immediately preceding business day.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date. However, while any
                                 interest rate swap agreement is in effect,
                                 employee benefit plans or other retirement
                                 arrangements may not acquire the certificates
                                 covered thereby unless such acquisition and
                                 holding is covered by and exempt under one of
                                 the investor-based exemptions issued by the
                                 Department of Labor. Investors should consult
                                 with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Offered Certificates.

LEGAL INVESTMENT                 The Class A, Class M1, Class M2 and Class M3
                                 Certificates will and the remaining classes of
                                 Subordinate Certificates will not constitute
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The Servicer may purchase all of the remaining
                                 assets of the issuing entity on any
                                 distribution date on or after the first
                                 distribution date on which the aggregate stated
                                 principal balance of the Mortgage Loans is less
                                 than or equal to 10% of the aggregate stated
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date. Any such purchase will only
                                 occur if the purchase price is equal to the sum
                                 of (i) the aggregate outstanding principal
                                 balance of the Mortgage Loans (or if such
                                 mrotageg loan is an REO property, the fair
                                 market value of such REO property), plus
                                 accrued interest on the Mortgage Loans, (ii)
                                 any unreimbursed out-of-pocket costs and
                                 expenses of the Servicer and the Trustee and
                                 the principal portion of Advances, previously
                                 incurred by the Servicer in the performance of
                                 its servicing obligations and (iii) any Net
                                 Swap Payment or any swap termination payment
                                 owed to the Swap Counterparty pursuant to the
                                 Swap Contract.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

MORTGAGE LOANS                   The statistical information relating to the
                                 mortgage loans described herein is based on a
                                 pool of mortgage loans (the "Statistical
                                 Mortgage Loans") consisting of 7,936 conforming
                                 and non-conforming, fixed rate and adjustable
                                 rate, conventional closed-end Mortgage Loans
                                 with an aggregate principal balance of
                                 approximately $1,682,285,442, secured by first
                                 lien, level pay, interest only, non interest
                                 only, fully amortizing and balloon mortgages on
                                 conventional one to four family residential
                                 properties. As of the Closing Date, the
                                 mortgage loans to be transferred to the Issuing
                                 Entity (the "Mortgage Loans") will include the
                                 Statistical Mortgage Loans and additional
                                 mortgage loans so that as of the Closing Date,
                                 the total pool of Mortgage Loans transferred to
                                 the Issuing Entity (the "Mortgage Pool") will
                                 have an aggregate principal balance of
                                 approximately $1,600,000,000. The Mortgage Pool
                                 will have characteristics and a statistical
                                 composition that will be substantially similar
                                 to the Statistical Mortgage Loans described
                                 herein. See the attached Appendix for
                                 additional information on the Statistical
                                 Mortgage Loans.

                                 The collateral information presented in this Free Writing Prospectus regarding the
                                 Statistical Mortgage Loans is as of June 1,
                                 2007. The information regarding the Statistical
                                 Mortgage Loans is based on the principal balance of the Statistical Mortgage Loans as of the Cut-off Date assuming the timely receipt of principal scheduled to be paid on the Statistical Mortgage Loans on or prior to the Cut-Off Date. It is possible that principal prepayments in part or in full may occur between the Cut-off Date and the Closing Date.
                                 Moreover, certain Statistical Mortgage Loans included in the attached Appendix may not be included in the Mortgage Pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the Mortgage Pool. As a result of the foregoing, the statistical distribution of characteristics as of the Cut-off Date and as of the Closing
                                 Date for the Mortgage Pool may vary somewhat from the statistical distribution of such characteristics as of the Cut-off Date as presented herein, although such variance should not be material.

                                 The Mortgage Pool will be divided into two groups:

                                 - The Statistical Mortgage Loans in Group I will consist of approximately 3,238 fixed rate and adjustable rate Mortgage Loans with an aggregate stated principal balance of approximately $682,157,720 and with stated principal balances at origination that conform to principal balance limits of Fannie Mae.

                                 - The Statistical Mortgage Loans in Group II will consist of approximately 4,698 fixed rate and adjustable rate Mortgage Loans with an aggregate stated principal balance of approximately $1,000,127,722 and with stated principal balances at origination that may or may not conform to principal balance limits of Fannie Mae.

TOTAL DEAL SIZE                  Approximately $[1,550,400,000]

ADMINISTRATIVE FEES              Fees aggregating 50.00 bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans serviced by Home Loan Services,
                                 Inc.

CREDIT ENHANCEMENTS              1.   Excess interest

                                 2.   Over-Collateralization

                                 3.   Subordination

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the
                                 Certificates. On the Closing Date, the
                                 over-collateralization amount will equal
                                 approximately [3.10]% of the aggregate
                                 principal balance of the Mortgage Loans as of
                                 the Cut-Off Date. To the extent the
                                 over-collateralization amount is reduced below
                                 the over-collateralization target amount (i.e.,
                                 [3.10]% of the aggregate principal balance of
                                 the Mortgage Loans as of the Cut-Off Date),
                                 excess cashflow will be directed to build O/C
                                 until the over-collateralization target amount
                                 is restored.

                                 Initial: Approximately [3.10]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date

                                 Target: [3.10]% of the aggregate stated
                                 principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, [6.20]% of the current stated principal balance of the Mortgage Loans after stepdown Floor: [0.50]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date

                                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):                CLASSES   RATING (S/M)   SUBORDINATION
                                 --------   ------------   -------------
                                  Class A      AAA/Aaa        [21.35%]
                                 Class M1      AA+/Aa1        [16.10%]
                                 Class M2       AA/Aa2        [12.50%]
                                 Class M3      AA-/Aa3        [10.60%]
                                 Class M4       A+/A1          [8.90%]
                                 Class M5       A/A2           [7.45%]
                                 Class M6       A-/A3          [6.50%]
                                 Class B1     BBB+/Baa1        [5.40%]
                                 Class B2     BBB/Baa2         [4.50%]
                                 Class B3     BBB-/Baa3        [3.10%]

CLASS SIZES:                      CLASSES   RATING (S/M)    CLASS SIZES
                                 --------   ------------   -------------
                                  Class A      AAA/Aaa        [78.65%]
                                 Class M1      AA+/Aa1         [5.25%]
                                 Class M2      AA/Aa2          [3.60%]
                                 Class M3      AA-/Aa3         [1.90%]
                                 Class M4       A+/A1          [1.70%]
                                 Class M5       A/A2           [1.45%]
                                 Class M6       A-/A3          [0.95%]
                                 Class B1     BBB+/Baa1        [1.10%]
                                 Class B2      BBB/Baa1        [0.90%]
                                 Class B3     BBB-/Baa3        [1.40%]

(1) The subordination includes the initial over-collateralization level of approximately [3.10]%.

INTEREST ACCRUAL                 Interest on the Offered Certificates will
                                 initially accrue from the Closing Date to (but
                                 excluding) the first Distribution Date, and
                                 thereafter, from the prior Distribution Date to
                                 (but excluding) the current Distribution Date,
                                 on an actual/360 basis

COUPON STEP UP                   If the 10% optional termination does not occur
                                 by the Determination Date following the first
                                 Distribution Date on which it is possible, (i)
                                 the margin on each class of the Class A
                                 Certificates will increase to 2x its respective
                                 margin, and (ii) the margin on each class of
                                 the Subordinate Certificates will increase to
                                 1.5x its respective margin, in each case on the
                                 following Distribution Date.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

SWAP CONTRACT                    The supplemental interest trust, for the
<PRELIMINARY AND                 benefit of the Issuing Entity, will include a
SUBJECT TO REVISION>             swap derivative contract for the benefit of the
                                 Certificates (the "Swap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate mortgage loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplemental interest
                                 trust will be required to make payments to the
                                 Swap Counterparty based on the applicable fixed
                                 rate and on the applicable notional balance for
                                 the Distribution Date specified in the Swap
                                 Contract Schedule set out herein and the
                                 supplemental interest trust will be entitled to
                                 receive payments from the Swap Counterparty
                                 based on one-month LIBOR and the applicable
                                 notional balance for the Distribution Date
                                 specified in the Swap Contract Schedule set out
                                 herein. The payments from the supplemental
                                 interest trust to the Swap Counterparty and
                                 from the Swap Counterparty to the supplemental
                                 interest trust on each Distribution Date will
                                 be netted so that only the net payment (the
                                 "Net Swap Payment") will be paid by the party
                                 owing the higher of the two payments on such
                                 Distribution Date. Any Net Swap Payment
                                 received from the Swap Counterparty will be
                                 available to pay current interest and any
                                 interest shortfalls, to build or maintain
                                 over-collateralization, to pay any unpaid
                                 realized loss amounts and to pay any basis risk
                                 shortfalls on the relevant Distribution Date.

AVAILABLE FUNDS CAPS             Group 1 Available Funds Cap: The per annum rate
                                 equal to the product of (i) 12, (ii) the
                                 quotient of (x) the total scheduled interest
                                 due on the Group I Mortgage Loans based on the
                                 Net Mortgage Rates in effect on the related due
                                 date, less the pro rata portion (calculated
                                 based on the ratio of the Group I Mortgage
                                 Loans to the total pool of Mortgage Loans)
                                 allocable to the Group I Mortgage Loans of any
                                 Net Swap Payments or Swap Termination Payments
                                 (other than defaulted swap termination
                                 payments) owed to the Swap Counterparty for
                                 such distribution date, and (y) the aggregate
                                 stated principal balance of the Group I
                                 Mortgage Loans as of the first day of the
                                 related accrual period and (iii) a fraction,
                                 the numerator of which is 30, and the
                                 denominator of which is the actual number of
                                 days in the related accrual period.

                                 Group 2 Available Funds Cap: The per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest due on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage
                                 Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination Payments
                                 (other than defaulted swap termination
                                 payments) owed to the Swap Counterparty for such distribution date, and (y) the aggregate stated principal balance of the Group II
                                 Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

                                 Class M4, Class M5, Class M6, and Class B
                                 Available Funds Cap: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related
                                 Group 1 or Group 2 Certificates) of the Group 1
                                 Available Funds Cap and the Group 2 Available
                                 Funds Cap.

                                 "Net Mortgage Rate" means, with respect to any Mortgage Loan the mortgage interest rate on such Mortgage Loan less the administrative fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

CORRIDOR CONTRACTS               The Offered Certificates will also each have
                                 the benefit of one of the three corridor
                                 contracts (each a, "Corridor Contract") as
                                 specified below:

                                                                                   1ML
                                                                                  LIBOR
                                                         NUMBER     BEGINNING    STRIKE,
                                                           OF     DISTRIBUTION    UPPER
                                 CLASS                   MONTHS       DATE       COLLAR
                                 -----                   ------   ------------   -------
                                 Group 1 Certificates       6       July 2007    10.320%
                                 Group 2 Certificates       6       July 2007     8.380%
                                 Class M4, Class M5,
                                 Class M6, and Class B
                                 Certificates               6       July 2007    10.830%

                                 Payments received on the related Corridor
                                 Contract will be available to pay amounts to the holders of the related Certificates, only in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS                The pass-through rates of each of the Offered
                                 Certificates will also be subject to a related
                                 "Maximum Rate Cap", which will be calculated in
                                 the same manner as the related Available Funds
                                 Cap, but based on the net maximum mortgage rate
                                 rather than the net mortgage rate. Any interest
                                 shortfall due to the Maximum Rate Caps will not
                                 be reimbursed.

SHORTFALL REIMBURSEMENT          With respect to any Class of Certificates on
                                 any Distribution Date, an amount equal to the
                                 sum of (A) the excess, if any, of (1) the
                                 amount of interest that such Class would have
                                 accrued on such Distribution Date had the
                                 pass-through rate for that Class been equal to
                                 the lesser of (a) LIBOR plus the related margin
                                 and (b) the greater of (x) the related Maximum
                                 Rate Cap for such Distribution Date and (y) a
                                 per annum rate equal to the sum of (i) the
                                 related Available Funds Cap and (ii) the
                                 product of (AA) a fraction, stated as a
                                 percentage, the numerator of which is 360 and
                                 the denominator of which is the actual number
                                 of days in the related Accrual Period and (BB)
                                 the sum of (x) a fraction, stated as a
                                 percentage, the numerator of which is an amount
                                 equal to the proceeds, if any, payable under
                                 the related Corridor Contract with respect to
                                 such Distribution Date and the denominator of
                                 which is the aggregate certificate principal
                                 balance of the related Class or Classes of
                                 Certificates immediately prior to such
                                 Distribution Date and (y) a fraction, as stated
                                 as a percentage, the numerator of which is an
                                 amount equal to any Net Swap Payments owed by
                                 the Swap Counterparty for such Distribution
                                 Date and the denominator of which is the
                                 aggregate stated principal balance of the
                                 Mortgage Loans as of the immediately preceding
                                 Distribution Date, over (2) the amount of
                                 interest that each such Class accrued on such
                                 Distribution Date based on a pass-through rate
                                 equal to the related Available Funds Cap and
                                 (B) the unpaid portion of any such excess from
                                 the prior Distribution Date (and interest
                                 accrued thereon at the current applicable
                                 pass-through rate for such Class, without
                                 giving effect to the related Available Funds
                                 Cap) (herein referred to as a "Carryover").
                                 Such reimbursement will be paid only on a
                                 subordinated basis, as described below in the
                                 "Cashflow Priority" section. No such Carryover
                                 with respect to a Class will be paid to such
                                 Class once the certificate principal balance
                                 thereof has been reduced to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
                                      advances.

                                 2. Administrative Fees and Trustee Fees, as applicable.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                      Payment or any swap termination payment
                                      owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                                 4.   Available interest funds not used as
                                      provided in paragraph 3 above, as follows:
                                      monthly interest, including any unpaid
                                      monthly interest from prior months,
                                      concurrently, on a pro rata basis to each class of the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, sequentially, on a pro rata basis to each class of the Class M1 Certificates, then on a pro rata basis to each class of the Class M2 Certificates, then on a pro rata basis to each class of the Class M3
                                      Certificates, then to the Class M4
                                      Certificates, then to the Class M5
                                      Certificates, then to the Class M6
                                      Certificates, then to the Class B1
                                      Certificates, then to the Class B2
                                      Certificates, and then to the Class B3
                                      Certificates.

                                 5. Available principal funds, as follows: to the extent not paid pursuant to paragraph
                                      3 above, any Net Swap Payment or swap
                                      termination payment owed to the Swap
                                      Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", then sequentially, monthly
                                      principal to the Class M1 Certificates,
                                      then monthly principal to the Class M2
                                      Certificates, then monthly principal to
                                      the Class M3 Certificates, then monthly
                                      principal to the Class M4 Certificates,
                                      then monthly principal to the Class M5
                                      Certificates, then monthly principal to
                                      the Class M6 Certificates, then monthly
                                      principal to the Class B1 Certificates,
                                      then monthly principal to the Class B2
                                      Certificates, then monthly principal to
                                      the Class B3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                                 6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 7.   Excess interest to pay subordinate
                                      principal shortfalls.

                                 8. Excess interest to pay Carryover resulting from imposition of the related Available
                                      Funds Cap.

                                 9.   Excess interest to pay to the Swap
                                      Counterparty any remaining amounts owing to the Swap Counterparty pursuant to the Swap Contract.

                                 10.  Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates.

                                 Payments received on the related Corridor
                                 Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Corridor Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class 1-A Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class 2-A Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class 2-A Certificates will be distributed sequentially to the Class 2-A1, Class 2-A2, Class 2-A3 and Class 2-A4 Certificates; provided however, that on and after the Distribution Date on which the aggregate certificate principal balance of Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions will be distributed pro rata to the Class 2-A1, Class 2-A2, Class 2-A3 and Class 2-A4 Certificates.

     After the certificate principal balance of either the Class 1-A or Class 2-A Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class 1-A or Class 2-A Certificates (i.e., whichever such class or classes remain outstanding), as the case may be, according to the principal distribution allocation aforementioned. After the aggregate certificate principal balance of each of the Class 1-A and Class 2-A Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M2, Class M3, Class M4, Class M5, Class M5, Class B1, Class B2 and Class B3 Certificates in each case, until reduced to zero (subject, in the case of the Class M1, Class M2, and Class M-3 Certificates, to the priorities below).

     Amounts distributed to the Class M1, Class M2, and Class M3 Certificates will be paid as follows:

     1) The Group I Principal Distribution Percentage of amounts distributable to the Class M1, Class M2, and Class M3 Certificates will be paid to the Class 1-M1, Class 1-M2, and Class 1-M3 Certificates respectively.

     2) The Group II Principal Distribution Percentage of amounts distributable to the Class M1, Class M2, and Class M3 Certificates will be paid to the Class 2-M1, Class 2-M2, and Class 2-M3 Certificates respectively.

     Notwithstanding the foregoing, in the event that the certificate principal balance of any class of the Class M1, Class M2, and Class M3 Certificates is reduced to zero while the other class of Class M Certificates of equivalent priority remains outstanding (e.g., the Class 1-M3 and Class 2-M3 Certificates are of equivalent priority), the amounts referred to in
     (1) and (2) immediately above will be distributed to whichever class of Class M Certificates of equivalent priority remains outstanding until such class's certificate principal balance has been reduced to zero.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M1 Certificates, third to the Class M2 Certificates, fourth to the Class M3 Certificates, fifth to the Class M4 Certificates, sixth to the Class M5 Certificates, seventh to the Class M6 Certificates, eighth to the Class B1 Certificates, ninth to the Class B2 Certificates and tenth to the Class B3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A    [42.70%*]
CLASS M1   [32.20%*]
CLASS M2   [25.00%*]
CLASS M3   [21.20%*]
CLASS M4   [17.80%*]
CLASS M5   [14.90%*]
CLASS M6   [13.00%*]
CLASS B1   [10.80%*]
CLASS B2   [9.00%*]
CLASS B3   [6.20%*]

*    includes 2x the overcollateralization of [3.10]%

     The Class 1-A Certificates and the Class 2-A Certificates will be entitled to receive the Group I Principal Distribution Percentage or the Group II Principal Distribution Percentage, as applicable, of the amount of principal to which the Class A Certificates are entitled to receive.

     The Class 1-M1 Certificates and the Class 2-M1 Certificates will be entitled to receive the Group I Principal Distribution Percentage or the Group II Principal Distribution Percentage, as applicable, of the amount of principal to which the Class M1 Certificates are entitled to receive.

     The Class 1-M2 Certificates and the Class 2-M2 Certificates will be entitled to receive the Group I Principal Distribution Percentage or the Group II Principal Distribution Percentage, as applicable, of the amount of principal to which the Class M2 Certificates are entitled to receive.

     The Class 1-M3 Certificates and the Class 2-M3 Certificates will be entitled to receive the Group I Principal Distribution Percentage or the Group II Principal Distribution Percentage, as applicable, of the amount of principal to which the Class M3 Certificates are entitled to receive.

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate certificate principal balance of the Class 1-A and Class 2-A Certificates have been reduced to zero; and

     ii)  the later of the:

          a.   July 2010 Distribution Date; and

          b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS     The first Distribution Date on which the senior
PRINCIPAL             enhancement percentage (i.e., the sum of the outstanding
DISTRIBUTION DATE     principal balance of the Subordinate Certificates and the
                      O/C amount divided by the aggregate stated principal
                      balance of the Mortgage Loans, as of the end of the
                      related due period) is greater than or equal to the Senior
                      Specified Enhancement Percentage (including O/C), which is equal to two times the initial Class A subordination
                      percentage.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                      SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                      [42.70]%
                      or
                      ([18.25]%+[3.10]%)*2

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

STEPDOWN LOSS         The situation that exists with respect to any Distribution
TRIGGER EVENT         Date on or after the Stepdown Date, if (a) the quotient of
(PRELIMINARY AND      (1) the aggregate stated principal balance of all Mortgage
SUBJECT TO            Loans 60 or more days delinquent, measured on a rolling
REVISION)             three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the stated principal balance
                      of all the Mortgage Loans as of the preceding Servicer
                      Remittance Date, equals or exceeds the product of (i)
                      [37.47]% and (ii) the Required Percentage or (b) the
                      quotient (expressed as a percentage) of (1) the aggregate
                      Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution
                      Date and (2) the aggregate principal balance of the
                      Mortgage Loans as of the Cut-off Date exceeds the Required
                      Loss Percentage shown below.

                      DISTRIBUTION DATE OCCURRING   REQUIRED LOSS PERCENTAGE
                      ---------------------------   ------------------------
                      July 2009 - June 2010         [1.45]% with respect to July 2009, plus an additional 1/12th
                                                    [1.80]% for each month thereafter
                      July 2010 - June 2011         [3.25]% with respect to July 2010, plus an additional 1/12th of
                                                    [1.85]% for each month thereafter
                      July 2011 - June 2012         [5.10]% with respect to July 2011, plus an additional 1/12th of
                                                    [1.50]% for each month thereafter
                      July 2012 - June 2013         [6.60]% with respect to July 2012, plus an additional 1/12th of
                                                    [0.80]% for each month thereafter
                      July 2013 - June 2014         [7.40]% with respect to July 2013, plus an additional 1/12th of
                                                    [0.05]% for each month thereafter
                      July 2014 and thereafter      [7.45]%

                      (PRELIMINARY AND SUBJECT TO REVISION)

REQUIRED PERCENTAGE   For any Distribution Date, (i) the aggregate stated
                      principal balance of the Mortgage Loans as of the prior
                      Distribution Date less the outstanding certificate
                      principal balance of the most senior class of certificates
                      (for purposes of this calculation, the Class A
                      Certificates are considered as a single class) prior to
                      any distributions on such Distribution Date divided by
                      (ii) the aggregate stated principal balance of the
                      Mortgage Loans as of the prior Distribution Date.

ALLOCATION OF         The principal portion of realized losses on the Mortgage
REALIZED LOSSES       Loans will be allocated as follows: first, to excess
                      interest, second, to the O/C Amount, until the O/C Amount
                      is reduced to zero; third, to the Class B Certificates in
                      reverse order of their numerical class designation until
                      the respective certificate principal balance of each such
                      class has been reduced to zero; fourth, to the Class M6
                      Certificate until the certificate principal balance of
                      each such class has been reduced to zero; fifth, to the
                      Class M5 Certificate until the certificate principal
                      balance of such class has been reduced to zero; sixth, to
                      the Class M4 Certificate until the certificate principal
                      balance of such class has been reduced to zero; seventh,
                      on a pro rata basis based on their respective outstanding
                      certificate principal balances on a Distribution Date
                      after giving effect to any distributions of principal to
                      such certificates on such Distribution Date, to each class of the Class M3 Certificates until the respective
                      certificate principal balance of each such class has been
                      reduced to zero; eighth, on a pro rata basis based on
                      their respective outstanding certificate principal
                      balances on a Distribution Date after giving effect to any distributions of principal to such certificates on such
                      Distribution Date, to each class of the Class M2
                      Certificates until the respective certificate principal
                      balance of each such class has been reduced to zero; and
                      ninth, on a pro rata basis based on their respective
                      outstanding certificate principal balances on a
                      Distribution Date after giving effect to any distributions of principal to such certificates on such Distribution
                      Date, to each class of the Class M1 Certificates until the respective certificate principal balance of each such
                      class has been reduced to zero.

                      Realized losses are NOT allocated to the Class A
                      Certificates after the certificate principal balance of each class of the Subordinate Certificates has been reduced to zero.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

PROSPECTUS            The Offered Certificates will be offered pursuant to a
                      Prospectus which includes a Prospectus Supplement
                      (together, the "Prospectus"). Sales of the Offered
                      Certificates may not be consummated unless the purchaser
                      has received the Prospectus.

MORTGAGE LOAN TABLES  The following tables in the Appendix describe the
                      Statistical Mortgage Loans and the related mortgaged properties as of the close of business on the Cut-off
                      Date. The Mortgage Pool will contain Mortgage Loans that have a total principal balance as of the Cut-off Date of approximately $1,600,000,000. The pool of Mortgage Loans to be delivered on the Closing Date will have characteristics and a statistical composition that will be substantially similar to the Statistical Mortgage Loans described herein. The sum of the columns below may not equal the total indicated due to rounding.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL       REMAINING     ORIGINAL   REMAINING   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-   MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM         ONLY        ONLY    PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)    TERM        TERM      PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)    (MONTHS)  EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------  ----------
    86,453.82    8.850     8.350      360       360           480             480            0          0         36
   133,389.97    9.800     9.300      360       359           600             599            0          0         24
 1,112,524.68    9.616     9.116      360       360           600             600            0          0         36
 2,569,361.83    9.785     9.285      360       360           360             360            0          0         36
    83,029.90    9.850     9.350      360       359           300             300           60         59         36
    68,478.27   11.950    11.450      360       359           480             479            0          0         24
   400,835.66   10.027     9.527      360       360           480             480            0          0         36
   676,455.00    9.325     8.825      360       359           600             599            0          0         36
 2,091,393.00    9.192     8.692      360       359           360             359            0          0         36
   132,676.65   10.350     9.850      360       360           480             480            0          0         12
   385,047.62    8.154     7.654      360       360           480             480            0          0         36
   122,404.91   11.500    11.000      360       360           600             600            0          0         24
   515,394.11    9.708     9.208      360       359           600             599            0          0         36
   130,108.72    8.400     7.900      360       360           360             360            0          0         36
   516,392.75    9.222     8.722      360       360           480             480            0          0         24
   724,894.82    9.271     8.771      360       359           600             599            0          0         24
 3,204,752.36    9.081     8.581      360       360           360             360            0          0         24
   302,772.88    8.836     8.336      360       359           480             479            0          0         36
   219,796.23   10.325     9.825      360       360           600             600            0          0         36
   126,256.81   10.450     9.950      360       359           360             359            0          0         24
 1,508,813.15    9.776     9.276      360       359           360             359            0          0         36
   186,127.75    9.700     9.200      360       360           480             480            0          0         36
   119,836.98    8.990     8.490      360       360           480             480            0          0         36
   847,085.73    9.230     8.730      360       359           600             599            0          0         36
   107,472.84    9.250     8.750      180       179           180             179            0          0         36
 2,198,104.97    9.202     8.702      360       360           360             360            0          0         36
    99,117.54    9.950     9.450      360       359           480             479            0          0         36
   199,538.08    9.717     9.217      360       359           600             599            0          0         36
   125,543.50    8.400     7.900      360       359           360             359            0          0         24
 1,412,040.99    9.131     8.631      360       359           360             359            0          0         36
 1,721,897.56    8.381     7.881      360       359           480             479            0          0         12
 4,302,975.60    8.603     8.103      360       360           480             480            0          0         36
 3,518,047.44    9.475     8.975      360       359           600             599            0          0         12
   504,741.93    8.720     8.220      360       359           600             599            0          0         24
14,079,301.40    8.572     8.072      360       360           600             600            0          0         36
   417,051.70    7.914     7.414      180       179           180             179            0          0         12
 1,294,845.18    7.549     7.049      180       179           180             179            0          0         36
   166,440.24    8.200     7.700      240       240           240             240            0          0         36
 4,976,285.95    8.788     8.288      360       360           360             360            0          0         12
   520,317.89   10.047     9.547      360       360           360             360            0          0         24
23,770,388.60    8.305     7.805      360       359           360             359            0          0         36
 1,316,161.90    8.696     8.196      360       360           300             300           60         60         12
   529,042.21    9.706     9.206      360       359           300             300           60         59         24
 1,575,152.43    8.248     7.748      360       360           300             300           60         60         36
 4,796,846.37    9.225     8.725      360       360           480             480            0          0          0
 6,393,369.24    9.650     9.150      360       359           600             599            0          0          0
   439,756.91    7.432     6.932      180       180           180             180            0          0          0
21,400,624.21    8.939     8.439      360       360           360             360            0          0          0
   124,116.87    9.800     9.300      180       180           120             120           60         60          0
   931,732.49    8.854     8.354      360       360           300             300           60         60          0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL       REMAINING     ORIGINAL   REMAINING   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-   MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM         ONLY        ONLY    PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)    TERM        TERM      PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)    (MONTHS)  EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------  ----------
 1,094,511.05    9.525     9.025      360       360           480             480            0          0         36
   455,475.62   10.080     9.580      360       360           600             600            0          0         36
 4,001,865.46    9.496     8.996      360       359           360             359            0          0         36
   582,778.63    9.541     9.041      360       360           300             300           60         60         36
   190,550.30   10.067     9.567      360       360           480             480            0          0         36
    96,535.34    8.150     7.650      360       360           600             600            0          0         24
   709,986.53    8.167     7.667      360       359           600             599            0          0         36
   436,548.98   10.400     9.900      360       360           360             360            0          0         12
    85,502.73   12.250    11.750      360       360           360             360            0          0         24
 2,932,379.51    9.100     8.600      360       359           360             359            0          0         36
   558,763.68    7.900     7.400      360       359           300             300           60         59         36
   160,733.72    7.850     7.350      360       360           480             480            0          0         36
   225,312.54   11.750    11.250      360       359           600             599            0          0         36
 1,045,920.01    9.634     9.134      360       360           360             360            0          0         36
   149,891.33    7.150     6.650      360       360           300             300           60         60         36
    83,695.67    9.650     9.150      360       359           480             479            0          0         12
   852,365.99    9.611     9.111      360       359           480             479            0          0         24
 1,609,849.04    9.429     8.929      360       360           600             600            0          0         24
    87,500.01    7.150     6.650      180       180           180             180            0          0         24
 5,990,179.69    9.477     8.977      360       359           360             359            0          0         24
   915,231.13    9.132     8.632      360       360           300             300           60         60         24
   328,029.94    9.795     9.295      360       360           480             480            0          0         36
   259,646.78    9.300     8.800      360       359           600             599            0          0         36
    92,968.77    9.400     8.900      360       359           360             359            0          0         12
   204,203.16    9.705     9.205      360       360           360             360            0          0         24
 4,043,817.07    9.625     9.125      360       360           360             360            0          0         36
   623,913.14    9.800     9.300      360       360           300             300           60         60         36
   301,779.94   10.779    10.279      360       360           480             480            0          0         36
   176,141.33    8.510     8.010      360       359           600             599            0          0         36
   102,241.86    8.650     8.150      360       359           360             359            0          0         12
 1,054,451.26    8.984     8.484      360       359           360             359            0          0         36
   503,553.07   10.616    10.116      360       360           480             480            0          0         36
   691,421.91   10.081     9.581      360       359           600             599            0          0         36
    47,554.36    8.650     8.150      180       180           180             180            0          0         36
 5,194,428.30    9.295     8.795      360       359           360             359            0          0         36
 1,391,202.67    8.098     7.598      360       360           480             480            0          0         12
   464,130.51   10.000     9.500      360       359           480             479            0          0         24
 7,478,159.60    8.717     8.217      360       359           480             479            0          0         36
 1,330,092.56   10.087     9.587      360       359           600             599            0          0         12
   804,572.14    8.932     8.432      360       359           600             599            0          0         24
13,521,259.51    8.607     8.107      360       359           600             599            0          0         36
    99,293.49    8.100     7.600      180       180           180             180            0          0         12
 1,429,637.68    8.084     7.584      180       179           180             179            0          0         36
    74,080.18    9.650     9.150      240       240           240             240            0          0         36
 9,886,954.76    9.050     8.550      360       359           360             359            0          0         12
 1,182,429.54   10.939    10.439      360       360           360             360            0          0         24
41,771,981.85    8.968     8.468      360       359           360             359            0          0         36
 1,932,894.33    8.082     7.582      360       358           300             300           60         58         12
 2,908,140.91    8.677     8.177      360       359           300             300           60         59         36
 3,629,075.68    9.845     9.345      360       359           480             479            0          0          0
 6,025,560.91    9.743     9.243      360       359           600             599            0          0          0
 1,347,344.88    8.758     8.258      180       180           180             180            0          0          0
23,095,888.91    9.656     9.156      360       360           360             360            0          0          0
   129,347.85   11.800    11.300      180       180           300             300           60         60          0
   226,786.72    9.838     9.338      180       179           120             120           60         59          0
 1,679,191.85    8.018     7.518      360       358           300             300           60         58          0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS


                                                           ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                         AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                            NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM     (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------
   181,086.99    7.350     6.850      360       359          600              599            0          0
   209,239.16    8.100     7.600      360       359          240              240          120        119
   117,554.37    9.500     9.000      360       359          360              359            0          0
   113,179.37    8.250     7.750      360       360          360              360            0          0
   756,741.97    8.263     7.763      360       360          360              360            0          0
   184,035.36    8.950     8.450      360       359          300              300           60         59
 2,067,568.27    7.824     7.324      360       358          300              300           60         58
   455,665.83    7.983     7.483      360       360          600              600            0          0
 1,048,953.97    8.941     8.441      360       359          480              479            0          0
 1,258,763.79    8.723     8.223      360       360          360              360            0          0
   817,697.14    8.085     7.585      360       359          360              359            0          0
12,862,727.03    8.683     8.183      360       359          600              599            0          0
   647,928.09    9.568     9.068      360       359          480              479            0          0
 4,170,231.65    8.454     7.954      360       360          300              300           60         60
   251,087.00    7.950     7.450      360       360          360              360            0          0
   129,271.76    7.950     7.450      360       359          360              359            0          0
   162,160.35    8.800     8.300      360       359          360              359            0          0
   287,473.45    7.641     7.141      360       359          360              359            0          0
   199,728.29    9.250     8.750      360       359          480              479            0          0
   291,032.66    7.884     7.384      360       359          600              599            0          0
   252,989.17    9.350     8.850      360       360          300              300           60         60
   164,442.96    8.500     8.000      360       359          360              359            0          0
   814,368.34    9.379     8.879      360       359          360              359            0          0
   144,565.24    8.450     7.950      360       360          360              360            0          0
   418,478.33    7.050     6.550      360       360          480              480            0          0
   617,255.53    8.655     8.155      360       359          360              359            0          0
    88,546.21   11.000    10.500      360       359          300              300           60         59
   166,915.79    7.900     7.400      360       359          360              359            0          0
18,083,328.31    8.994     8.494      360       359          360              359            0          0
   983,233.85    9.207     8.707      360       359          360              359            0          0
 2,602,186.76    7.815     7.315      360       360          600              600            0          0
   876,807.21    9.414     8.914      360       359          480              479            0          0
 1,028,695.82    8.965     8.465      360       359          480              479            0          0
 1,853,716.33    7.918     7.418      360       360          600              600            0          0
36,327,658.70    9.087     8.587      360       360          480              480            0          0
   309,871.79    9.004     8.504      360       359          600              599            0          0
   239,406.24    8.174     7.674      360       358          600              598            0          0
 1,571,231.08    7.734     7.234      360       360          300              300           60         60

                                                             NUMBER OF
                                                              MONTHS               ORIGINAL
            INITIAL                                RATE     UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE       RATE               PREPAYMENT
  GROSS     CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  --------  --------  -------  -------  ---------  ----------  --------  ----------
  2.750      3.000     1.000    13.350   7.350       6          59      6M LIBOR       0
  2.750      3.000     1.000    14.100   8.100       6          59      6M LIBOR       0
  4.900      1.000     1.000    15.500   9.500       6           5      6M LIBOR      24
  4.900      1.000     1.000    14.250   8.250       6           6      6M LIBOR      12
  4.900      1.000     1.000    14.263   8.263       6           6      6M LIBOR       0
  4.900      1.000     1.000    14.950   8.950       6           5      6M LIBOR       0
  4.987      3.000     1.000    13.824   7.824       6          34      6M LIBOR       0
  5.205      3.000     1.000    13.983   7.983       6          36      6M LIBOR      24
  5.289      3.000     1.000    14.941   8.941       6          59      6M LIBOR       0
  5.350      3.000     1.000    14.723   8.723       6          36      6M LIBOR      12
  5.356      3.000     1.000    14.085   8.085       6          23      6M LIBOR      12
  5.365      3.000     1.000    14.683   8.683       6          35      6M LIBOR       0
  5.374      3.000     1.000    15.568   9.568       6          23      6M LIBOR      12
  5.399      3.000     1.000    14.454   8.454       6          24      6M LIBOR       0
  5.400      3.000     1.000    13.950   7.950       6          60      6M LIBOR      36
  5.400      3.000     1.000    13.950   7.950       6          23      6M LIBOR      12
  5.400      3.000     1.000    14.800   8.800       6          59      6M LIBOR      12
  5.400      3.000     1.000    13.641   7.641       6          23      6M LIBOR      36
  5.400      3.000     1.000    15.250   9.250       6          35      6M LIBOR      12
  5.400      3.000     1.000    13.884   7.884       6          35      6M LIBOR      36
  5.400      3.000     1.000    15.350   9.350       6          36      6M LIBOR      36
  5.400      2.000     1.000    14.500   8.500       6          11      6M LIBOR      12
  5.400      3.000     1.000    15.379   9.379       6          35      6M LIBOR      24
  5.400      3.000     1.000    14.450   8.450       6          60      6M LIBOR      12
  5.400      3.000     1.000    13.050   7.050       6          60      6M LIBOR      12
  5.400      1.000     1.000    14.655   8.655       6           5      6M LIBOR      24
  5.400      1.000     1.000    17.000  11.000       6           5      6M LIBOR      12
  5.500      3.000     1.000    13.900   7.900       6          23      6M LIBOR      36
  5.531      3.000     1.000    14.994   8.994       6          35      6M LIBOR       0
  5.535      3.000     1.000    15.207   9.207       6          59      6M LIBOR       0
  5.559      3.000     1.000    13.815   7.815       6          60      6M LIBOR      36
  5.574      3.000     1.000    15.414   9.414       6          25      6M LIBOR      12
  5.608      3.000     1.000    14.965   8.965       6          23      6M LIBOR      24
  5.631      3.000     1.000    13.918   7.918       6          36      6M LIBOR      24
  5.639      3.000     1.000    15.087   9.087       6          24      6M LIBOR       0
  5.654      3.000     1.000    15.004   9.004       6          59      6M LIBOR      36
  5.662      3.000     1.000    14.174   8.174       6          34      6M LIBOR      36
  5.666      3.000     1.000    13.734   7.734       6          36      6M LIBOR      36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT.)


                                                           ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                         AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                            NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM     (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------
59,777,724.82    9.172     8.672      360       359           360            359             0          0
   300,543.53    8.373     7.873      360       360           360            360             0          0
 1,906,823.45    8.679     8.179      360       359           480            479             0          0
   487,337.04    8.460     7.960      360       359           600            599             0          0
 1,227,615.69    7.440     6.940      360       359           240            240           120        119
43,676,817.51    9.060     8.560      360       359           600            599             0          0
 7,517,994.56    9.038     8.538      360       359           480            479             0          0
 1,168,410.51    8.690     8.190      360       359           300            300            60         59
 1,032,119.73    8.407     7.907      360       359           300            300            60         59
   151,413.07    7.900     7.400      360       360           300            300            60         60
   880,373.78    9.151     8.651      360       360           600            600             0          0
29,901,800.26    7.938     7.438      360       359           600            599             0          0
 2,963,051.41    8.716     8.216      360       359           360            359             0          0
 2,075,628.73    9.204     8.704      360       360           360            360             0          0
   483,442.33    8.780     8.280      360       360           600            600             0          0
 4,733,479.71    8.114     7.614      360       359           600            599             0          0
   371,684.84    9.244     8.744      360       359           360            359             0          0
 1,072,569.47    8.946     8.446      360       360           360            360             0          0
17,498,902.83    8.432     7.932      360       359           600            599             0          0
 2,484,586.68    8.262     7.762      360       359           300            300            60         59
32,758,670.12    8.707     8.207      360       359           480            479             0          0
 6,489,618.56    8.301     7.801      360       360           360            360             0          0
   698,407.04    7.867     7.367      360       359           300            300            60         59
 4,227,526.63    7.941     7.441      360       359           480            479             0          0
48,091,307.11    8.656     8.156      360       359           360            359             0          0
   970,156.41    8.682     8.182      360       359           480            479             0          0
 2,179,321.00    9.159     8.659      360       359           360            359             0          0
11,884,794.04    8.821     8.321      360       360           600            600             0          0
   805,428.12    8.352     7.852      360       359           600            599             0          0
   192,595.14    8.500     8.000      360       360           360            360             0          0
   162,635.90    9.550     9.050      360       360           360            360             0          0
   171,195.68    8.250     7.750      360       359           480            479             0          0
   131,250.02    9.100     8.600      360       360           480            480             0          0
   145,516.33    9.500     9.000      360       359           600            599             0          0
   124,116.87    9.550     9.050      360       359           300            300            60         59
   112,989.15    8.450     7.950      360       359           300            300            60         59
   599,184.88    8.021     7.521      360       360           480            480             0          0
   273,913.09    8.750     8.250      360       359           300            300            60         59

                                                             NUMBER OF
                                                              MONTHS               ORIGINAL
            INITIAL                                RATE     UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE       RATE               PREPAYMENT
  GROSS     CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  --------  --------  -------  -------  ---------  ----------  --------  ----------
  5.673      3.000     1.000    15.172   9.172       6          23      6M LIBOR       0
  5.694      3.000     1.000    14.373   8.373       6          36      6M LIBOR      24
  5.697      3.000     1.000    14.679   8.679       6          23      6M LIBOR      24
  5.704      3.000     1.000    14.460   8.460       6          23      6M LIBOR      24
  5.707      3.000     1.000    13.440   7.440       6          59      6M LIBOR      36
  5.723      3.000     1.000    15.060   9.060       6          23      6M LIBOR       0
  5.733      3.000     1.000    15.038   9.038       6          35      6M LIBOR       0
  5.734      3.000     1.000    14.690   8.690       6          23      6M LIBOR      12
  5.743      3.000     1.000    14.407   8.407       6          35      6M LIBOR      12
  5.750      3.000     1.000    13.900   7.900       6          36      6M LIBOR      24
  5.777      3.000     1.000    15.151   9.151       6          24      6M LIBOR      12
  5.787      3.000     1.000    13.938   7.938       6          35      6M LIBOR      36
  5.797      3.000     1.000    14.716   8.716       6          23      6M LIBOR      24
  5.806      3.000     1.000    15.204   9.204       6          24      6M LIBOR      24
  5.812      3.000     1.000    14.780   8.780       6          24      6M LIBOR      24
  5.830      3.000     1.000    14.114   8.114       6          23      6M LIBOR      36
  5.847      2.000     1.000    15.244   9.244       6          11      6M LIBOR      12
  5.849      3.000     1.000    14.946   8.946       6          36      6M LIBOR      36
  5.854      3.000     1.000    14.432   8.432       6          23      6M LIBOR      24
  5.856      3.000     1.000    14.262   8.262       6          23      6M LIBOR      24
  5.862      3.000     1.000    14.707   8.707       6          23      6M LIBOR      24
  5.864      3.000     1.000    14.301   8.301       6          36      6M LIBOR      36
  5.867      3.000     1.000    13.867   7.867       6          23      6M LIBOR      36
  5.877      3.000     1.000    13.941   7.941       6          35      6M LIBOR      36
  5.881      3.000     1.000    14.656   8.656       6          23      6M LIBOR      24
  5.890      3.000     1.000    14.682   8.682       6          23      6M LIBOR      36
  5.890      3.000     1.000    15.159   9.159       6          23      6M LIBOR      36
  5.890      3.000     1.000    14.821   8.821       6          24      6M LIBOR      12
  5.896      3.000     1.000    14.352   8.352       6          35      6M LIBOR      36
  5.900      2.000     1.000    14.500   8.500       6          12      6M LIBOR      24
  5.900      3.000     1.000    15.550   9.550       6          24      6M LIBOR      12
  5.900      3.000     1.000    14.250   8.250       6          35      6M LIBOR      36
  5.900      3.000     1.000    15.100   9.100       6          24      6M LIBOR      36
  5.900      3.000     1.000    15.500   9.500       6          23      6M LIBOR      36
  5.900      3.000     1.000    15.550   9.550       6          23      6M LIBOR      24
  5.900      3.000     1.000    14.450   8.450       6          23      6M LIBOR      36
  5.900      3.000     1.000    14.021   8.021       6          36      6M LIBOR      24
  5.900      3.000     1.000    14.750   8.750       6          35      6M LIBOR      24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT.)


                                                           ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                         AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                            NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM     (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------
 1,446,175.51    7.864     7.364     360        359           360             359            0          0
 2,765,942.02    8.745     8.245     360        359           360             359            0          0
 1,008,120.00    8.331     7.831     360        359           600             599            0          0
 1,744,372.04    9.141     8.641     360        360           480             480            0          0
 1,575,047.81    8.938     8.438     360        360           480             480            0          0
 2,928,634.98    8.721     8.221     360        360           360             360            0          0
   429,701.16    7.752     7.252     360        360           300             300           60         60
 3,718,279.42    9.214     8.714     360        360           360             360            0          0
 4,185,618.09    8.915     8.415     360        359           480             479            0          0
   315,404.26    7.970     7.470     360        359           360             359            0          0
 4,015,570.87    9.097     8.597     360        359           360             359            0          0
 3,277,151.34    8.942     8.442     360        360           600             600            0          0
   253,052.89    8.795     8.295     360        359           300             300           60         59
   952,513.74    8.003     7.503     360        359           600             599            0          0
 2,740,824.76    8.601     8.101     360        359           600             599            0          0
 1,197,038.24    8.562     8.062     360        360           480             480            0          0
 1,682,845.45    9.158     8.658     360        359           600             599            0          0
   960,828.14    8.682     8.182     360        359           480             479            0          0
   390,421.26    8.341     7.841     360        360           480             480            0          0
 1,048,240.66    8.899     8.399     360        359           600             599            0          0
 1,754,708.16    8.363     7.863     360        359           360             359            0          0
   529,612.86    9.140     8.640     360        360           360             360            0          0
   537,126.45    9.547     9.047     360        359           360             359            0          0
 1,244,031.45    8.814     8.314     360        359           360             359            0          0
   419,524.52    7.639     7.139     360        359           600             599            0          0
   534,273.18    8.646     8.146     360        359           480             479            0          0
 1,957,527.49   10.082     9.582     360        360           360             360            0          0
   541,263.67    8.838     8.338     360        359           480             479            0          0
   728,304.47    9.003     8.503     360        359           360             359            0          0
 1,029,218.92    9.190     8.690     360        359           360             359            0          0
   784,789.53    9.320     8.820     360        360           480             480            0          0
   314,334.29    8.838     8.338     360        360           600             600            0          0
 1,625,978.52    9.430     8.930     360        359           480             479            0          0
 1,485,265.19    9.831     9.331     360        360           600             600            0          0
   216,847.86    8.450     7.950     360        359           360             359            0          0
   708,655.01   10.117     9.617     360        360           600             600            0          0
   125,591.05    9.900     9.400     360        359           360             359            0          0
    90,353.28   10.150     9.650     360        359           480             479            0          0

                                                             NUMBER OF
                                                              MONTHS               ORIGINAL
            INITIAL                                RATE     UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE       RATE               PREPAYMENT
  GROSS     CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  --------  --------  -------  -------  ---------  ----------  --------  ----------
  5.904      3.000     1.000    13.864    7.864      6          35      6M LIBOR      36
  5.905      3.000     1.000    14.745    8.745      6          23      6M LIBOR      24
  5.909      3.000     1.000    14.331    8.331      6          35      6M LIBOR      36
  5.913      3.000     1.000    15.141    9.141      6          24      6M LIBOR      24
  5.923      3.000     1.000    14.938    8.938      6          24      6M LIBOR      36
  5.927      3.000     1.000    14.721    8.721      6          24      6M LIBOR      24
  5.933      3.000     1.000    13.752    7.752      6          36      6M LIBOR      36
  5.933      3.000     1.000    15.214    9.214      6          24      6M LIBOR      12
  5.952      3.000     1.000    14.915    8.915      6          23      6M LIBOR      12
  5.954      2.000     1.000    13.970    7.970      6          18      6M LIBOR      0
  5.961      3.000     1.000    15.097    9.097      6          23      6M LIBOR      24
  5.965      3.000     1.000    14.942    8.942      6          24      6M LIBOR      36
  5.970      3.000     1.000    14.795    8.795      6          23      6M LIBOR      24
  5.971      3.000     1.000    14.003    8.003      6          35      6M LIBOR      36
  5.990      3.000     1.000    14.601    8.601      6          35      6M LIBOR      12
  6.001      3.000     1.000    14.562    8.562      6          60      6M LIBOR      36
  6.012      3.000     1.000    15.158    9.158      6          23      6M LIBOR      24
  6.012      3.000     1.000    14.682    8.682      6          23      6M LIBOR      24
  6.021      3.000     1.000    14.341    8.341      6          36      6M LIBOR      36
  6.030      3.000     1.000    14.899    8.899      6          23      6M LIBOR      24
  6.044      3.000     1.000    14.363    8.363      6          23      6M LIBOR      36
  6.056      3.000     1.000    15.140    9.140      6          24      6M LIBOR      12
  6.060      3.000     1.000    15.547    9.547      6          35      6M LIBOR      36
  6.066      3.000     1.000    14.814    8.814      6          59      6M LIBOR      36
  6.071      3.000     1.000    13.639    7.639      6          23      6M LIBOR      24
  6.116      3.000     1.000    14.646    8.646      6          23      6M LIBOR      24
  6.125      3.000     1.000    16.082   10.082      6          24      6M LIBOR      24
  6.127      3.000     1.000    14.838    8.838      6          35      6M LIBOR      36
  6.144      3.000     1.000    15.003    9.003      6          23      6M LIBOR      36
  6.177      3.000     1.000    15.190    9.190      6          35      6M LIBOR      36
  6.191      3.000     1.000    15.320    9.320      6          24      6M LIBOR      36
  6.216      3.000     1.000    14.838    8.838      6          24      6M LIBOR      36
  6.217      3.000     1.000    15.430    9.430      6          23      6M LIBOR      24
  6.239      3.000     1.000    15.831    9.831      6          24      6M LIBOR      36
  6.250      3.000     1.000    14.450    8.450      6          35      6M LIBOR      24
  6.325      3.000     1.000    16.117   10.117      6          24      6M LIBOR      24
  6.400      2.000     1.000    15.900    9.900      6          11      6M LIBOR      12
  6.400      3.000     1.000    16.150   10.150      6          23      6M LIBOR      36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT.)


                                                           ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                         AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                            NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM     (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)      (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------
  189,741.88    10.400     9.900      360       360           480            480             0          0
  324,368.26     9.629     9.129      360       360           480            480             0          0
  209,144.06     9.911     9.411      360       360           360            360             0          0
  196,040.66     9.441     8.941      360       359           360            359             0          0
   95,774.47    11.050    10.550      360       360           300            300            60         60
  366,834.30     9.580     9.080      360       359           360            359             0          0
  167,153.56     8.850     8.350      360       359           480            479             0          0
  307,201.14    11.250    10.750      360       360           600            600             0          0

                                                             NUMBER OF
                                                              MONTHS               ORIGINAL
            INITIAL                                RATE     UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE       RATE               PREPAYMENT
  GROSS     CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  --------  --------  -------  -------  ---------  ----------  --------  ----------
  6.400      3.000     1.000    16.400   10.400      6          36      6M LIBOR      24
  6.400      3.000     1.000    15.629    9.629      6          36      6M LIBOR      36
  6.400      3.000     1.000    15.911    9.911      6          60      6M LIBOR      36
  6.400      3.000     1.000    15.441    9.441      6          31      6M LIBOR      36
  6.400      3.000     1.000    17.050   11.050      6          24      6M LIBOR      24
  6.400      3.000     1.000    15.580    9.580      6          35      6M LIBOR      12
  6.400      3.000     1.000    14.850    8.850      6          35      6M LIBOR      12
  6.750      3.000     1.000    17.250   11.250      6          60      6M LIBOR      36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS


                                                            ORIGINAL       REMAINING      ORIGINAL  REMAINING
                                                          AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                             NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
  -----------   --------  --------  --------  ---------  --------------  --------------  ---------  ---------
  4,896,319.59    7.346     6.846      360       357           300            300            60         57
    337,065.27    6.920     6.420      360       359           360            359             0          0
    220,652.21    8.400     7.900      360       360           300            300            60         60
    232,065.25    7.300     6.800      360       359           300            300            60         59
    401,509.03    7.350     6.850      360       360           300            300            60         60
 10,199,639.48    8.299     7.799      360       359           300            300            60         59
 21,578,891.85    8.519     8.019      360       359           600            599             0          0
  1,323,865.70    9.599     9.099      360       360           360            360             0          0
    114,130.45   10.100     9.600      360       359           360            359             0          0
     85,548.59    8.900     8.400      360       359           360            359             0          0
    147,982.50    8.350     7.850      360       360           480            480             0          0
    134,293.50    7.600     7.100      360       360           300            300            60         60
    475,543.56    7.950     7.450      360       356           300            300            60         56
    235,869.60    8.600     8.100      360       359           300            300            60         59
     55,004.21    7.700     7.200      360       355           360            355             0          0
    117,858.71    7.900     7.400      360       360           360            360             0          0
    292,934.83    8.300     7.800      360       360           360            360             0          0
    241,100.58    6.700     6.200      360       359           360            359             0          0
    166,440.24    7.400     6.900      360       360           600            600             0          0
    897,065.36    9.990     9.490      360       360           300            300            60         60
    833,076.22    7.841     7.341      360       360           300            300            60         60
    570,652.27    8.400     7.900      360       359           300            300            60         59
    117,008.44    9.500     9.000      360       359           480            479             0          0
    238,342.43    7.592     7.092      360       360           360            360             0          0
    583,306.48    9.038     8.538      360       359           480            479             0          0
  2,045,195.52    8.210     7.710      360       360           480            480             0          0
    539,095.20    8.354     7.854      360       359           600            599             0          0
  1,484,834.27    8.482     7.982      360       360           600            600             0          0
  3,010,190.70    7.469     6.969      360       360           300            300            60         60
    420,380.50    8.458     7.958      360       360           600            600             0          0
    817,459.37    8.365     7.865      360       356           300            300            60         56
  5,236,466.88    8.226     7.726      360       359           600            599             0          0
    630,332.98    9.139     8.639      360       360           480            480             0          0
 80,278,505.99    9.006     8.506      360       359           600            599             0          0
  7,577,378.86    9.150     8.650      360       359           480            479             0          0
    224,741.88    9.508     9.008      360       359           600            599             0          0
  1,716,583.78    7.692     7.192      360       359           480            479             0          0
 10,794,281.24    8.970     8.470      360       359           360            359             0          0

                                                            NUMBER OF
                                                             MONTHS               ORIGINAL
           INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE      RATE               PREPAYMENT
  GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
  3.849     3.000     1.000    13.346    7.346      6          33      6M LIBOR       0
  4.900     1.000     1.000    12.920    6.920      6           5      6M LIBOR      24
  4.900     1.000     1.000    14.400    8.400      6           6      6M LIBOR      12
  4.900     1.000     1.000    13.300    7.300      6           5      6M LIBOR      24
  4.900     1.000     1.000    13.350    7.350      6           6      6M LIBOR       0
  4.903     3.000     1.000    14.299    8.299      6          23      6M LIBOR       0
  5.174     3.000     1.000    14.519    8.519      6          35      6M LIBOR       0
  5.281     1.000     1.000    15.599    9.599      6           6      6M LIBOR       0
  5.400     3.000     1.000    16.100   10.100      6          23      6M LIBOR      12
  5.400     3.000     1.000    14.900    8.900      6          23      6M LIBOR      36
  5.400     3.000     1.000    14.350    8.350      6          36      6M LIBOR      36
  5.400     3.000     1.000    13.600    7.600      6          24      6M LIBOR      24
  5.400     3.000     1.000    13.950    7.950      6          20      6M LIBOR      36
  5.400     3.000     1.000    14.600    8.600      6          35      6M LIBOR      36
  5.400     3.000     1.000    13.700    7.700      6          55      6M LIBOR      36
  5.400     3.000     1.000    13.900    7.900      6          60      6M LIBOR      36
  5.400     2.000     1.000    14.300    8.300      6          12      6M LIBOR      12
  5.400     3.000     1.000    12.700    6.700      6          35      6M LIBOR      24
  5.400     3.000     1.000    13.400    7.400      6          60      6M LIBOR      12
  5.400     3.000     1.000    15.990    9.990      6          24      6M LIBOR      36
  5.400     3.000     1.000    13.841    7.841      6          36      6M LIBOR      12
  5.400     3.000     1.000    14.400    8.400      6          35      6M LIBOR      24
  5.400     3.000     1.000    15.500    9.500      6          59      6M LIBOR       0
  5.422     3.000     1.000    13.592    7.592      6          36      6M LIBOR      12
  5.487     3.000     1.000    15.038    9.038      6          23      6M LIBOR      12
  5.511     3.000     1.000    14.210    8.210      6          36      6M LIBOR      12
  5.527     3.000     1.000    14.354    8.354      6          23      6M LIBOR      24
  5.531     3.000     1.000    14.482    8.482      6          24      6M LIBOR      12
  5.533     3.000     1.000    13.469    7.469      6          36      6M LIBOR      36
  5.563     3.000     1.000    14.458    8.458      6          36      6M LIBOR      36
  5.565     3.000     1.000    14.365    8.365      6          20      6M LIBOR      24
  5.571     3.000     1.000    14.226    8.226      6          59      6M LIBOR      36
  5.579     3.000     1.000    15.139    9.139      6          24      6M LIBOR      36
  5.579     3.000     1.000    15.006    9.006      6          23      6M LIBOR       0
  5.584     3.000     1.000    15.150    9.150      6          35      6M LIBOR       0
  5.590     3.000     1.000    15.508    9.508      6          59      6M LIBOR      36
  5.590     3.000     1.000    13.692    7.692      6          23      6M LIBOR      36
  5.598     3.000     1.000    14.970    8.970      6          35      6M LIBOR       0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                 GROUP II ADJUSTABLE RATE MORTGAGE LOANS (CONT.)


                                                            ORIGINAL       REMAINING      ORIGINAL  REMAINING
                                                          AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                             NET    ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
  -----------   --------  --------  --------  ---------  --------------  --------------  ---------  ---------
  1,316,814.34    8.146     7.646      360       359           600             599            0          0
  2,677,080.03    8.378     7.878      360       359           360             359            0          0
    185,747.31    9.996     9.496      360       359           360             359            0          0
  1,626,836.89    8.570     8.070      360       359           600             599            0          0
    346,524.69    8.100     7.600      360       359           480             479            0          0
    310,543.78    7.443     6.943      360       360           600             600            0          0
  3,161,793.99    8.643     8.143      360       359           600             599            0          0
    524,904.98    8.017     7.517      360       359           360             359            0          0
  1,783,577.46    8.673     8.173      360       359           300             300           60         59
  1,127,599.37    8.459     7.959      360       359           240             240          120        119
 43,682,564.53    8.001     7.501      360       359           600             599            0          0
  2,055,297.34    9.210     8.710      360       359           360             359            0          0
223,788,509.26    8.451     7.951      360       359           600             599            0          0
    146,419.86    8.570     8.070      360       360           600             600            0          0
  1,586,056.84    8.942     8.442      360       360           480             480            0          0
  1,039,338.48    8.833     8.333      360       359           360             359            0          0
    814,372.77    8.174     7.674      360       359           480             479            0          0
  3,304,361.95    8.506     8.006      360       360           600             600            0          0
    223,077.48    7.760     7.260      360       359           600             599            0          0
 37,553,062.80    8.784     8.284      360       359           480             479            0          0
 26,950,833.79    8.995     8.495      360       359           600             599            0          0
 12,980,078.32    8.199     7.699      360       359           300             300           60         59
  1,760,533.57    8.764     8.264      360       359           600             599            0          0
    900,027.75    8.339     7.839      360       358           600             598            0          0
  1,529,714.24    8.844     8.344      360       359           360             359            0          0
 57,615,792.17    9.426     8.926      360       360           360             360            0          0
  2,402,433.41    8.678     8.178      360       359           360             359            0          0
  3,906,503.67    8.955     8.455      360       360           360             360            0          0
 34,891,117.59    9.446     8.946      360       359           480             479            0          0
  8,246,355.51    8.779     8.279      360       359           360             359            0          0
  6,201,573.01    9.587     9.087      360       359           480             479            0          0
    514,655.59    9.008     8.508      360       359           360             359            0          0
 12,643,289.17    7.966     7.466      360       359           600             599            0          0
 82,083,244.82    8.958     8.458      360       359           360             359            0          0
    647,133.94    8.933     8.433      360       359           600             599            0          0
    788,189.67    8.912     8.412      360       360           480             480            0          0
    441,589.75    8.901     8.401      360       359           480             479            0          0
    980,995.00    8.657     8.157      360       359           360             359            0          0

                                                            NUMBER OF
                                                             MONTHS               ORIGINAL
           INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE      RATE               PREPAYMENT
  GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
  5.600     3.000     1.000    14.146   8.146       6          35      6M LIBOR      36
  5.621     3.000     1.000    14.378   8.378       6          23      6M LIBOR      24
  5.624     3.000     1.000    15.996   9.996       6          23      6M LIBOR      12
  5.630     3.000     1.000    14.570   8.570       6          23      6M LIBOR      24
  5.633     3.000     1.000    14.100   8.100       6          35      6M LIBOR      24
  5.662     3.000     1.000    13.443   7.443       6          36      6M LIBOR      36
  5.666     3.000     1.000    14.643   8.643       6          35      6M LIBOR      12
  5.678     3.000     1.000    14.017   8.017       6          35      6M LIBOR      36
  5.680     3.000     1.000    14.673   8.673       6          23      6M LIBOR      12
  5.683     3.000     1.000    14.459   8.459       6          59      6M LIBOR      36
  5.696     3.000     1.000    14.001   8.001       6          35      6M LIBOR      36
  5.696     2.000     1.000    15.210   9.210       6          11      6M LIBOR       0
  5.702     3.000     1.000    14.451   8.451       6          23      6M LIBOR      24
  5.725     3.000     1.000    14.570   8.570       6          24      6M LIBOR      24
  5.741     3.000     1.000    14.942   8.942       6          24      6M LIBOR      24
  5.746     3.000     1.000    14.833   8.833       6          23      6M LIBOR      24
  5.755     3.000     1.000    14.174   8.174       6          35      6M LIBOR      36
  5.758     3.000     1.000    14.506   8.506       6          36      6M LIBOR      24
  5.765     3.000     1.000    13.760   7.760       6          23      6M LIBOR      36
  5.768     3.000     1.000    14.784   8.784       6          23      6M LIBOR      24
  5.774     3.000     1.000    14.995   8.995       6          23      6M LIBOR      12
  5.774     3.000     1.000    14.199   8.199       6          23      6M LIBOR      24
  5.777     3.000     1.000    14.764   8.764       6          59      6M LIBOR       0
  5.778     3.000     1.000    14.339   8.339       6          22      6M LIBOR      36
  5.784     3.000     1.000    14.844   8.844       6          59      6M LIBOR      36
  5.785     3.000     1.000    15.426   9.426       6          23      6M LIBOR       0
  5.790     3.000     1.000    14.678   8.678       6          23      6M LIBOR      24
  5.796     3.000     1.000    14.955   8.955       6          24      6M LIBOR      24
  5.806     3.000     1.000    15.446   9.446       6          24      6M LIBOR       0
  5.807     3.000     1.000    14.779   8.779       6          35      6M LIBOR      36
  5.814     3.000     1.000    15.587   9.587       6          23      6M LIBOR      12
  5.820     3.000     1.000    15.008   9.008       6          35      6M LIBOR      36
  5.826     3.000     1.000    13.966   7.966       6          26      6M LIBOR      36
  5.835     3.000     1.000    14.958   8.958       6          23      6M LIBOR      24
  5.846     3.000     1.000    14.933   8.933       6          23      6M LIBOR      24
  5.847     3.000     1.000    14.912   8.912       6          24      6M LIBOR      24
  5.860     3.000     1.000    14.901   8.901       6          35      6M LIBOR      36
  5.862     3.000     1.000    14.657   8.657       6          35      6M LIBOR      36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                 GROUP II ADJUSTABLE RATE MORTGAGE LOANS (CONT.)


                                                          ORIGINAL        REMAINING    ORIGINAL   REMAINING
                                                        AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                           NET    ORIGINAL  REMAINING       TERM            TERM         ONLY       ONLY
  CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)    TERM       TERM
BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)
-----------   --------  --------  --------  ---------  --------------  --------------  ---------  ---------
1,192,159.16    9.273     8.773      360       360           600             600            0          0
  143,994.59    9.780     9.280      360       360           480             480            0          0
  646,406.35    9.267     8.767      360       359           480             479            0          0
3,175,275.65    9.649     9.149      360       360           360             360            0          0
  447,010.94    7.990     7.490      360       359           360             359            0          0
   92,445.67   11.700    11.200      360       360           360             360            0          0
  106,521.76    7.900     7.400      360       360           600             600            0          0
   74,898.11   11.150    10.650      360       360           360             360            0          0
  226,834.28    8.600     8.100      360       353           240             240          120        113
2,907,425.74    9.051     8.551      360       359           360             359            0          0
1,395,910.55    9.038     8.538      360       360           600             600            0          0
  639,788.69    9.153     8.653      360       359           360             359            0          0
3,324,887.36    8.989     8.489      360       360           600             600            0          0
  950,509.80    8.968     8.468      360       359           480             479            0          0
1,413,580.92    9.527     9.027      360       359           480             479            0          0
8,947,542.01    9.327     8.827      360       359           360             359            0          0
  901,059.93    8.976     8.476      360       359           360             359            0          0
  551,250.09    9.651     9.151      360       360           360             360            0          0
  194,735.09    9.135     8.635      360       359           480             479            0          0
2,598,427.05    9.785     9.285      360       359           360             359            0          0
1,694,028.81   10.167     9.667      360       360           360             360            0          0
  211,379.11   10.538    10.038      360       360           360             360            0          0
  372,635.93    8.152     7.652      360       360           480             480            0          0
  257,744.61    9.014     8.514      360       359           300             300           60         59
6,672,069.12    8.613     8.113      360       360           480             480            0          0
5,249,448.49    9.385     8.885      360       359           360             359            0          0
1,695,590.49    9.419     8.919      360       360           360             360            0          0
1,539,125.25    9.256     8.756      360       359           480             479            0          0
  394,415.82    9.471     8.971      360       360           600             600            0          0
1,134,504.26    9.439     8.939      360       359           480             479            0          0
  330,788.10    9.308     8.808      360       360           360             360            0          0
  415,956.05    9.576     9.076      360       359           600             599            0          0
  701,712.07    9.859     9.359      360       360           360             360            0          0
  231,071.37    9.095     8.595      360       359           480             479            0          0
  344,055.76    8.501     8.001      360       359           360             359            0          0
  777,629.88    9.787     9.287      360       358           360             358            0          0
   81,317.95    8.500     8.000      360       359           360             359            0          0
   55,163.05   11.300    10.800      360       360           480             480            0          0

                                                             NUMBER OF
                                                              MONTHS               ORIGINAL
            INITIAL                                RATE     UNTIL NEXT            MONTHS TO
              RATE                                 CHANGE      RATE               PREPAYMENT
   GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
 MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE      INDEX    EXPIRATION
----------  -------  --------  -------  -------  ---------  ----------  --------  ----------
   5.868     3.000     1.000    15.273    9.273      6          24      6M LIBOR      24
   5.882     3.000     1.000    15.780    9.780      6          24      6M LIBOR      36
   5.889     3.000     1.000    15.267    9.267      6          23      6M LIBOR      24
   5.894     3.000     1.000    15.649    9.649      6          24      6M LIBOR      24
   5.900     2.000     1.000    13.990    7.990      6          11      6M LIBOR      12
   5.900     3.000     1.000    17.700   11.700      6          36      6M LIBOR      12
   5.900     3.000     1.000    13.900    7.900      6          36      6M LIBOR      24
   5.900     3.000     1.000    17.150   11.150      6          60      6M LIBOR      12
   5.900     3.000     1.000    14.600    8.600      6          53      6M LIBOR       0
   5.907     3.000     1.000    15.051    9.051      6          23      6M LIBOR      36
   5.923     3.000     1.000    15.038    9.038      6          24      6M LIBOR      36
   5.924     3.000     1.000    15.153    9.153      6          35      6M LIBOR      24
   5.931     3.000     1.000    14.989    8.989      6          24      6M LIBOR      24
   5.944     3.000     1.000    14.968    8.968      6          23      6M LIBOR      24
   5.959     3.000     1.000    15.527    9.527      6          23      6M LIBOR      36
   5.962     3.000     1.000    15.327    9.327      6          23      6M LIBOR      12
   5.964     3.000     1.000    14.976    8.976      6          35      6M LIBOR      36
   5.973     3.000     1.000    15.651    9.651      6          24      6M LIBOR      12
   5.980     3.000     1.000    15.135    9.135      6          35      6M LIBOR      36
   5.997     3.000     1.000    15.785    9.785      6          35      6M LIBOR      12
   6.002     3.000     1.000    16.167   10.167      6          36      6M LIBOR      36
   6.018     3.000     1.000    16.538   10.538      6          24      6M LIBOR      12
   6.021     3.000     1.000    14.152    8.152      6          24      6M LIBOR      36
   6.031     3.000     1.000    15.014    9.014      6          23      6M LIBOR      24
   6.033     3.000     1.000    14.613    8.613      6          36      6M LIBOR      36
   6.038     3.000     1.000    15.385    9.385      6          23      6M LIBOR      24
   6.112     3.000     1.000    15.419    9.419      6          24      6M LIBOR      36
   6.116     3.000     1.000    15.256    9.256      6          23      6M LIBOR      24
   6.134     3.000     1.000    15.471    9.471      6          24      6M LIBOR      36
   6.139     3.000     1.000    15.439    9.439      6          59      6M LIBOR      36
   6.140     2.000     1.000    15.308    9.308      6          12      6M LIBOR      24
   6.170     3.000     1.000    15.576    9.576      6          23      6M LIBOR      36
   6.268     3.000     1.000    15.859    9.859      6          60      6M LIBOR       0
   6.290     3.000     1.000    15.095    9.095      6          23      6M LIBOR      36
   6.294     3.000     1.000    14.501    8.501      6          23      6M LIBOR      36
   6.355     3.000     1.000    15.787    9.787      6          22      6M LIBOR      36
   6.400     2.000     1.000    14.500    8.500      6          11      6M LIBOR      12
   6.400     3.000     1.000    17.300   11.300      6          36      6M LIBOR      36

  RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
      SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                 GROUP II ADJUSTABLE RATE MORTGAGE LOANS (CONT.)


                                                         ORIGINAL        REMAINING     ORIGINAL  REMAINING
                                                       AMORTIZATION    AMORTIZATION   INTEREST-  INTEREST-
                         NET     ORIGINAL  REMAINING       TERM            TERM          ONLY       ONLY
  CURRENT    MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO-TERM)  (LESS IO-TERM)     TERM       TERM
BALANCE ($)   RATE(%)  RATE(%)   (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)      (MONTHS)   (MONTHS)
-----------  --------  --------  --------  ---------  --------------  --------------  ---------  ---------
163,539.43     8.800     8.300      360        359           300             300           60         59
112,941.59     9.850     9.350      360        360           360             360            0          0
176,997.31    10.331     9.831      360        359           480             479            0          0
 48,790.77     9.950     9.450      360        360           480             480            0          0
309,103.31     9.990     9.490      360        359           300             300           60         59

                                                           NUMBER OF
                                                             MONTHS               ORIGINAL
           INITIAL                                 RATE    UNTIL NEXT            MONTHS TO
            RATE                                  CHANGE      RATE               PREPAYMENT
  GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
MARGIN(%)  CAP(%)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
  6.400     3.000     1.000    14.800    8.800      6          23      6M LIBOR      24
  6.400     3.000     1.000    15.850    9.850      6          24      6M LIBOR      12
  6.400     3.000     1.000    16.331   10.331      6          23      6M LIBOR      24
  6.400     3.000     1.000    15.950    9.950      6          60      6M LIBOR      36
  6.400     3.000     1.000    15.990    9.990      6          23      6M LIBOR      36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

           ONE MONTH LIBOR CORRIDOR TABLE FOR THE GROUP 1 CERTIFICATES

        BEGINNING   ENDING    NOTIONAL       1ML STRIKE        1ML STRIKE
PERIOD   ACCRUAL   ACCRUAL   BALANCE ($)  LOWER COLLAR (%)  UPPER COLLAR (%)
------   -------   -------   -----------  ----------------  ----------------
   1    06/26/07   07/25/07  580,019,000        8.352            10.830
   2    07/25/07   08/25/07  577,686,248        7.802            10.830
   3    08/25/07   09/25/07  573,977,320        7.802            10.830
   4    09/25/07   10/25/07  568,876,537        8.068            10.830
   5    10/25/07   11/25/07  562,382,433        7.802            10.830
   6    11/25/07   12/25/07  554,495,805        8.070            10.830

           ONE MONTH LIBOR CORRIDOR TABLE FOR THE GROUP 2 CERTIFICATES

        BEGINNING   ENDING    NOTIONAL       1ML STRIKE        1ML STRIKE
PERIOD   ACCRUAL   ACCRUAL   BALANCE ($)  LOWER COLLAR (%)  UPPER COLLAR (%)
------   -------   -------   -----------  ----------------  ----------------
   1    06/26/07   07/25/07  850,381,000        8.425            10.320
   2    07/25/07   08/25/07  846,773,360        7.870            10.320
   3    08/25/07   09/25/07  841,140,568        7.870            10.320
   4    09/25/07   10/25/07  833,459,673        8.139            10.320
   5    10/25/07   11/25/07  823,730,267        7.871            10.320
   6    11/25/07   12/25/07  811,953,735        8.140            10.320

 ONE MONTH LIBOR CORRIDOR TABLE FOR THE CLASS M4, CLASS M5, CLASS M6, & CLASS B
                                  CERTIFICATES

        BEGINNING   ENDING    NOTIONAL       1ML STRIKE        1ML STRIKE
PERIOD   ACCRUAL   ACCRUAL   BALANCE ($)  LOWER COLLAR (%)  UPPER COLLAR (%)
------   -------   -------   -----------  ----------------  ----------------
   1     06/26/07  07/25/07  120,000,000        7.451            8.380
   2     07/25/07  08/25/07  120,000,000        6.898            8.380
   3     08/25/07  09/25/07  120,000,000        6.899            8.380
   4     09/25/07  10/25/07  120,000,000        7.166            8.380
   5     10/25/07  11/25/07  120,000,000        6.899            8.380
   6     11/25/07  12/25/07  120,000,000        7.167            8.380

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    FFMER 2007-4

                             SWAP CONTRACT SCHEDULE

                                                 FIXED
         BEGINNING    ENDING       NOTIONAL     STRIKE
PERIOD    ACCRUAL     ACCRUAL    BALANCE ($)   RATE (%)
------  ----------  ----------  -------------  --------
  1     06/26/2007  07/25/2007              0       NA
  2     07/25/2007  08/25/2007              0       NA
  3     08/25/2007  09/25/2007              0       NA
  4     09/25/2007  10/25/2007              0       NA
  5     10/25/2007  11/25/2007              0       NA
  6     11/25/2007  12/25/2007              0       NA
  7     12/25/2007  01/25/2008  1,492,258,070    5.500
  8     01/25/2008  02/25/2008  1,464,352,871    5.500
  9     02/25/2008  03/25/2008  1,435,274,831    5.500
  10    03/25/2008  04/25/2008  1,404,318,001    5.500
  11    04/25/2008  05/25/2008  1,368,944,131    5.500
  12    05/25/2008  06/25/2008  1,330,216,185    5.500
  13    06/25/2008  07/25/2008  1,284,727,486    5.500
  14    07/25/2008  08/25/2008  1,242,112,950    5.500
  15    08/25/2008  09/25/2008  1,202,685,969    5.500
  16    09/25/2008  10/25/2008  1,166,030,853    5.500
  17    10/25/2008  11/25/2008  1,131,861,906    5.500
  18    11/25/2008  12/25/2008  1,099,361,483    5.500
  19    12/25/2008  01/25/2009  1,068,915,852    5.500
  20    01/25/2009  02/25/2009  1,039,987,428    5.500
  21    02/25/2009  03/25/2009  1,013,054,171    5.500
  22    03/25/2009  04/25/2009    987,086,146    5.500
  23    04/25/2009  05/25/2009    884,368,638    5.500
  24    05/25/2009  06/25/2009    754,723,763    5.500
  25    06/25/2009  07/25/2009    645,752,823    5.500
  26    07/25/2009  08/25/2009    559,141,229    5.500
  27    08/25/2009  09/25/2009    511,986,456    5.500
  28    09/25/2009  10/25/2009    476,467,738    5.500
  29    10/25/2009  11/25/2009    448,651,382    5.500
  30    11/25/2009  12/25/2009    423,532,952    5.500

                                                 FIXED
         BEGINNING    ENDING       NOTIONAL     STRIKE
PERIOD    ACCRUAL     ACCRUAL    BALANCE ($)   RATE (%)
------  ----------  ----------  -------------  --------
  31    12/25/2009  01/25/2010    400,163,295    5.500
  32    01/25/2010  02/25/2010    379,247,009    5.500
  33    02/25/2010  03/25/2010    360,453,998    5.500
  34    03/25/2010  04/25/2010    343,221,242    5.500
  35    04/25/2010  05/25/2010    321,341,086    5.500
  36    05/25/2010  06/25/2010    289,331,519    5.500
  37    06/25/2010  07/25/2010    259,928,887    5.500
  38    07/25/2010  08/25/2010    235,640,172    5.500
  39    08/25/2010  09/25/2010    216,004,392    5.500
  40    09/25/2010  10/25/2010    199,726,304    5.500
  41    10/25/2010  11/25/2010    185,583,498    5.500
  42    11/25/2010  12/25/2010    172,584,673    5.500
  43    12/25/2010  01/25/2011    160,992,007    5.500
  44    01/25/2011  02/25/2011    150,493,801    5.500
  45    02/25/2011  03/25/2011    140,999,495    5.500
  46    03/25/2011  04/25/2011    140,999,495    5.500
  47    04/25/2011  05/25/2011    140,999,495    5.500
  48    05/25/2011  06/25/2011    140,999,495    5.500
  49    06/25/2011  07/25/2011    140,999,495    5.500
  50    07/25/2011  08/25/2011    140,999,495    5.500
  51    08/25/2011  09/25/2011    135,108,914    5.500
  52    09/25/2011  10/25/2011    129,276,434    5.500
  53    10/25/2011  11/25/2011    123,795,311    5.500
  54    11/25/2011  12/25/2011    118,647,191    5.500
  55    12/25/2011  01/25/2012    113,789,016    5.500
  56    01/25/2012  02/25/2012    109,213,312    5.500
  57    02/25/2012  03/25/2012    104,890,645    5.500
  58    03/25/2012  04/25/2012    100,736,806    5.500
  59    04/25/2012  05/25/2012     96,708,459    5.500
  60    05/25/2012  06/25/2012     92,861,729    5.500

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    FFMER 2007-4

                        GROUP 1 AVAILABLE FUNDS CAP TABLE

                        Available   Available
                        Funds Cap   Funds Cap
Period   Payment Date   (%)(1)(2)   (%)(1)(3)
------   ------------   ---------   ---------
  1      7/25/2007        8.522        8.522
  2      8/25/2007        7.972       11.000
  3      9/25/2007        7.972       11.000
  4      10/25/2007       8.238       11.000
  5      11/25/2007       7.972       11.000
  6      12/25/2007       8.239       11.000
  7      1/25/2008        7.974       22.452
  8      2/25/2008        7.974       22.433
  9      3/25/2008        8.162       22.624
  10     4/25/2008        7.974       22.450
  11     5/25/2008        8.065       22.538
  12     6/25/2008        7.977       22.436
  13     7/25/2008        8.072       22.434
  14     8/25/2008        7.980       22.260
  15     9/25/2008        7.980       22.200
  16     10/25/2008       8.075       22.254
  17     11/25/2008       7.980       22.135
  18     12/25/2008       8.076       22.217
  19     1/25/2009        7.982       22.123
  20     2/25/2009        7.982       22.131
  21     3/25/2009        8.288       22.462
  22     4/25/2009        7.983       22.187
  23     5/25/2009        8.089       21.428
  24     6/25/2009        9.180       21.411
  25     7/25/2009        9.590       20.730
  26     8/25/2009        9.398       19.554
  27     9/25/2009        9.386       19.167
  28     10/25/2009       9.583       19.031

                        Available   Available
                        Funds Cap   Funds Cap
Period   Payment Date   (%)(1)(2)   (%)(1)(3)
------   ------------   ---------   ---------
  29     11/25/2009        9.375      18.559
  30     12/25/2009        9.580      19.037
  31     1/25/2010         9.367      18.691
  32     2/25/2010         9.362      18.505
  33     3/25/2010        10.046      19.131
  34     4/25/2010         9.351      18.197
  35     5/25/2010         9.573      18.182
  36     6/25/2010         9.632      18.181
  37     7/25/2010         9.926      18.113
  38     8/25/2010         9.676      17.383
  39     9/25/2010         9.669      17.036
  40     10/25/2010        9.916      17.060
  41     11/25/2010        9.654      16.515
  42     12/25/2010        9.919      17.167
  43     1/25/2011         9.653      16.752
  44     2/25/2011         9.646      16.560
  45     3/25/2011        10.492      17.466
  46     4/25/2011         9.631      16.512
  47     5/25/2011         9.885      16.980
  48     6/25/2011         9.616      16.892
  49     7/25/2011         9.865      17.384
  50     8/25/2011         9.600      17.199
  51     9/25/2011         9.592      17.117
  52     10/25/2011        9.840      17.357
  53     11/25/2011        9.576      16.947
  54     12/25/2011        9.825      17.303
  55     1/25/2012         9.560      16.913
  56     2/25/2012         9.552      16.841

                        Available   Available
                        Funds Cap   Funds Cap
Period   Payment Date   (%)(1)(2)   (%)(1)(3)
------   ------------   ---------   ---------
  57     3/25/2012        10.078      17.461
  58     4/25/2012         9.536      16.702
  59     5/25/2012         9.787      16.964
  60     6/25/2012         9.533      16.580
  61     7/25/2012         9.861      12.143
  62     8/25/2012         9.534      11.730
  63     9/25/2012         9.526      11.709
  64     10/25/2012        9.834      12.077
  65     11/25/2012        9.508      11.666
  66     12/25/2012        9.817      12.039
  67     1/25/2013         9.493      11.635
  68     2/25/2013         9.484      11.613
  69     3/25/2013        10.491      12.833
  70     4/25/2013         9.467      11.569
  71     5/25/2013         9.773      11.932
  72     6/25/2013         9.449      11.530
  73     7/25/2013         9.755      11.898
  74     8/25/2013         9.431      11.491
  75     9/25/2013         9.422      11.469
  76     10/25/2013        9.727      11.828
  77     11/25/2013        9.404      11.424
  78     12/25/2013        9.708      11.787
  79     1/25/2014         0.000      11.389
  80     2/25/2014         0.000       0.000
  81     3/25/2014         0.000       0.000
  82     4/25/2014         0.000       0.000
  83     5/25/2014         0.000       0.000
  84     6/25/2014         0.000       0.000

(1) Available Funds Cap for the Group 1 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage Loans to the total pool of Mortgage Loans) of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such Distribution Date, and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.321% and 5.388%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.321% and 5.388% respectively, for the first Distribution Date and each increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty, and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    FFMER 2007-4

                        GROUP 2 AVAILABLE FUNDS CAP TABLE

                        Available   Available
                        Funds Cap   Funds Cap
Period   Payment Date   (%)(1)(2)   (%)(1)(3)
------   ------------   ---------   ---------
  1      7/25/2007         8.605       8.605
  2      8/25/2007         8.050      10.500
  3      9/25/2007         8.050      10.500
  4      10/25/2007        8.319      10.500
  5      11/25/2007        8.051      10.500
  6      12/25/2007        8.320      10.500
  7      1/25/2008         8.053      22.530
  8      2/25/2008         8.053      22.512
  9      3/25/2008         8.247      22.708
  10     4/25/2008         8.054      22.529
  11     5/25/2008         8.148      22.620
  12     6/25/2008         8.061      22.519
  13     7/25/2008         8.158      22.521
  14     8/25/2008         8.064      22.345
  15     9/25/2008         8.064      22.286
  16     10/25/2008        8.163      22.342
  17     11/25/2008        8.066      22.221
  18     12/25/2008        8.165      22.307
  19     1/25/2009         8.068      22.210
  20     2/25/2009         8.069      22.219
  21     3/25/2009         8.388      22.564
  22     4/25/2009         8.074      22.279
  23     5/25/2009         8.189      21.531
  24     6/25/2009         9.384      21.743
  25     7/25/2009         9.668      20.901
  26     8/25/2009         9.473      19.718
  27     9/25/2009         9.500      19.369
  28     10/25/2009        9.702      19.241

                        Available   Available
                        Funds Cap   Funds Cap
Period   Payment Date   (%)(1)(2)   (%)(1)(3)
------   ------------   ---------   ---------
  29     11/25/2009        9.491      18.766
  30     12/25/2009        9.700      19.328
  31     1/25/2010         9.484      18.921
  32     2/25/2010         9.480      18.734
  33     3/25/2010        10.180      19.399
  34     4/25/2010         9.482      18.453
  35     5/25/2010         9.701      18.440
  36     6/25/2010         9.714      18.454
  37     7/25/2010        10.001      18.334
  38     8/25/2010         9.750      17.596
  39     9/25/2010         9.744      17.263
  40     10/25/2010        9.995      17.300
  41     11/25/2010        9.732      16.747
  42     12/25/2010        9.992      17.465
  43     1/25/2011         9.726      16.988
  44     2/25/2011         9.720      16.797
  45     3/25/2011        10.575      17.742
  46     4/25/2011         9.707      16.767
  47     5/25/2011         9.965      17.241
  48     6/25/2011         9.695      17.131
  49     7/25/2011         9.949      17.629
  50     8/25/2011         9.683      17.437
  51     9/25/2011         9.676      17.357
  52     10/25/2011        9.929      17.610
  53     11/25/2011        9.663      17.190
  54     12/25/2011        9.917      17.541
  55     1/25/2012         9.651      17.142
  56     2/25/2012         9.645      17.071

                        Available   Available
                        Funds Cap   Funds Cap
Period   Payment Date   (%)(1)(2)   (%)(1)(3)
------   ------------   ---------   ---------
  57     3/25/2012        10.178      17.709
  58     4/25/2012         9.631      16.936
  59     5/25/2012         9.887      17.207
  60     6/25/2012         9.641      16.825
  61     7/25/2012         9.958      12.382
  62     8/25/2012         9.630      11.963
  63     9/25/2012         9.623      11.943
  64     10/25/2012        9.936      12.320
  65     11/25/2012        9.609      11.903
  66     12/25/2012        9.922      12.288
  67     1/25/2013         9.595      11.872
  68     2/25/2013         9.588      11.852
  69     3/25/2013        10.607      13.099
  70     4/25/2013         9.573      11.811
  71     5/25/2013         9.885      12.183
  72     6/25/2013         9.559      11.778
  73     7/25/2013         9.870      12.150
  74     8/25/2013         9.545      11.737
  75     9/25/2013         9.537      11.716
  76     10/25/2013        9.848      12.085
  77     11/25/2013        9.523      11.674
  78     12/25/2013        9.833      12.050
  79     1/25/2014         0.000      11.640
  80     2/25/2014         0.000       0.000
  81     3/25/2014         0.000       0.000
  82     4/25/2014         0.000       0.000
  83     5/25/2014         0.000       0.000
  84     6/25/2014         0.000       0.000

(1) Available Funds Cap for the Group 2 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage Loans to the total pool of Mortgage Loans) of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such Distribution Date, and (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.321% and 5.388%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.321% and 5.388% respectively, for the first Distribution Date and each increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    FFMER 2007-4

 CLASS M4, CLASS M5, CLASS M6, & CLASS B CERTIFICATES AVAILABLE FUNDS CAP TABLE

                        Available   Available
                        Funds Cap   Funds Cap
Period   Payment Date   (%)(1)(2)   (%)(1)(3)
------   ------------   ---------   ---------
  1      7/25/2007         8.571       8.571
  2      8/25/2007         8.018       9.500
  3      9/25/2007         8.019       9.500
  4      10/25/2007        8.286       9.500
  5      11/25/2007        8.019       9.500
  6      12/25/2007        8.287       9.500
  7      1/25/2008         8.020      22.498
  8      2/25/2008         8.021      22.480
  9      3/25/2008         8.213      22.674
  10     4/25/2008         8.021      22.497
  11     5/25/2008         8.114      22.587
  12     6/25/2008         8.027      22.485
  13     7/25/2008         8.123      22.486
  14     8/25/2008         8.030      22.311
  15     9/25/2008         8.030      22.251
  16     10/25/2008        8.127      22.306
  17     11/25/2008        8.031      22.186
  18     12/25/2008        8.129      22.270
  19     1/25/2009         8.034      22.175
  20     2/25/2009         8.034      22.183
  21     3/25/2009         8.347      22.523
  22     4/25/2009         8.037      22.242
  23     5/25/2009         8.149      21.489
  24     6/25/2009         9.302      21.608
  25     7/25/2009         9.637      20.831
  26     8/25/2009         9.443      19.651
  27     9/25/2009         9.454      19.287
  28     10/25/2009        9.654      19.156

                        Available   Available
                        Funds Cap   Funds Cap
Period   Payment Date   (%)(1)(2)   (%)(1)(3)
------   ------------   ---------   ---------
  29     11/25/2009        9.444      18.682
  30     12/25/2009        9.651      19.210
  31     1/25/2010         9.436      18.828
  32     2/25/2010         9.432      18.641
  33     3/25/2010        10.126      19.290
  34     4/25/2010         9.429      18.349
  35     5/25/2010         9.649      18.335
  36     6/25/2010         9.680      18.343
  37     7/25/2010         9.970      18.245
  38     8/25/2010         9.720      17.510
  39     9/25/2010         9.713      17.171
  40     10/25/2010        9.963      17.203
  41     11/25/2010        9.701      16.653
  42     12/25/2010        9.963      17.344
  43     1/25/2011         9.696      16.892
  44     2/25/2011         9.690      16.701
  45     3/25/2011        10.541      17.630
  46     4/25/2011         9.676      16.664
  47     5/25/2011         9.933      17.135
  48     6/25/2011         9.663      17.034
  49     7/25/2011         9.915      17.530
  50     8/25/2011         9.649      17.341
  51     9/25/2011         9.642      17.260
  52     10/25/2011        9.893      17.508
  53     11/25/2011        9.628      17.091
  54     12/25/2011        9.880      17.445
  55     1/25/2012         9.614      17.049
  56     2/25/2012         9.607      16.978

                        Available   Available
                        Funds Cap   Funds Cap
Period   Payment Date   (%)(1)(2)   (%)(1)(3)
------   ------------   ---------   ---------
  57     3/25/2012        10.138      17.608
  58     4/25/2012         9.593      16.841
  59     5/25/2012         9.846      17.108
  60     6/25/2012         9.597      16.726
  61     7/25/2012         9.918      12.285
  62     8/25/2012         9.591      11.869
  63     9/25/2012         9.583      11.848
  64     10/25/2012        9.895      12.222
  65     11/25/2012        9.568      11.807
  66     12/25/2012        9.880      12.187
  67     1/25/2013         9.554      11.776
  68     2/25/2013         9.546      11.755
  69     3/25/2013        10.560      12.992
  70     4/25/2013         9.530      11.713
  71     5/25/2013         9.840      12.082
  72     6/25/2013         9.515      11.678
  73     7/25/2013         9.824      12.048
  74     8/25/2013         9.499      11.638
  75     9/25/2013         9.491      11.616
  76     10/25/2013        9.799      11.981
  77     11/25/2013        9.475      11.573
  78     12/25/2013        9.783      11.944
  79     1/25/2014         0.000      11.539
  80     2/25/2014         0.000       0.000
  81     3/25/2014         0.000       0.000
  82     4/25/2014         0.000       0.000
  83     5/25/2014         0.000       0.000
  84     6/25/2014         0.000       0.000

(1) Available Funds Cap for the Class M4, Class M5, Class M6 and Class B Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Group 1 or Group 2 Certificates) of the Group 1 Available Funds Cap and the Group 2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.321% and 5.388%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.321% and 5.388%, respectively, for the first Distribution Date and each increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related Corridor Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                         DISCOUNT MARGIN TABLE (TO CALL)

                          0%             80%             100%           150%             200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS 1-A
PRICE = 100.0000%
  DISCOUNT MARGIN        14              14              14              14              14
        WAL (YRS)       24.57           2.97            2.34            1.40            1.13
   MOD DURN (YRS)       12.87           2.59            2.11            1.32            1.08
 PRINCIPAL WINDOW   07/07 - 05/37   07/07 - 10/15   07/07 - 12/13   07/07 - 03/10   07/07 - 06/09

CLASS 2-A1
PRICE = 100.0000%
  DISCOUNT MARGIN         6               6               6               6               6
        WAL (YRS)       19.05           1.16            1.00            0.76            0.64
   MOD DURN (YRS)       11.25           1.11            0.96            0.74            0.62
 PRINCIPAL WINDOW   07/07 - 06/34   07/07 - 06/09   07/07 - 03/09   07/07 - 09/08   07/07 - 06/08

CLASS 2-A2
PRICE = 100.0000%
  DISCOUNT MARGIN        13              13              13              13              13
        WAL (YRS)       28.91           2.36            2.00            1.50            1.17
   MOD DURN (YRS)       14.29           2.19            1.87            1.43            1.12
 PRINCIPAL WINDOW   06/34 - 05/37   06/09 - 05/10   03/09 - 10/09   09/08 - 04/09   06/08 - 11/08

CLASS 2-A3
PRICE = 100.0000%
  DISCOUNT MARGIN        17              17              17              17              17
        WAL (YRS)       29.91           4.76            3.50            2.01            1.64
   MOD DURN (YRS)       14.43           4.10            3.12            1.88            1.55
 PRINCIPAL WINDOW   05/37 - 05/37   05/10 - 01/15   10/09 - 05/13   04/09 - 09/09   11/08 - 04/09

CLASS 2-A4
PRICE = 100.0000%
  DISCOUNT MARGIN        25              25              25              25              25
        WAL (YRS)       29.91           8.25            6.44            2.50            1.93
   MOD DURN (YRS)       14.29           6.52            5.34            2.31            1.81
 PRINCIPAL WINDOW   05/37 - 05/37   01/15 - 10/15   05/13 - 12/13   09/09 - 03/10   04/09 - 06/09

CLASS 1-M1
PRICE = 100.0000%
  DISCOUNT MARGIN        25              25              25              25              25
        WAL (YRS)       29.91           5.52            4.69            4.00            2.58
   MOD DURN (YRS)       14.29           4.62            4.05            3.54            2.38
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   01/11 - 12/13   06/11 - 06/11   01/10 - 01/10

CLASS 2-M1
PRICE = 100.0000%
  DISCOUNT MARGIN        25              25              25              25              25
        WAL (YRS)       29.91           5.53            4.70            4.00            2.58
   MOD DURN (YRS)       14.29           4.62            4.06            3.54            2.38

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   01/11 - 12/13   06/11 - 06/11   01/10 - 01/10

CLASS 1-M2
PRICE = 100.0000%
  DISCOUNT MARGIN        26              26              26              26              26
        WAL (YRS)       29.91           5.51            4.59            3.95            2.55
   MOD DURN (YRS)       14.28           4.61            3.97            3.50            2.35
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   11/10 - 12/13   03/11 - 06/11   11/09 - 01/10

CLASS 2-M2
PRICE = 100.0000%
  DISCOUNT MARGIN        26              26              26              26              26
        WAL (YRS)       29.91           5.52            4.59            3.95            2.55
   MOD DURN (YRS)       14.28           4.61            3.97            3.50            2.35
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   11/10 - 12/13   03/11 - 06/11   11/09 - 01/10

CLASS 1-M3
PRICE = 100.0000%
  DISCOUNT MARGIN        29              29              29              29              29
        WAL (YRS)       29.91           5.51            4.54            3.69            2.37
   MOD DURN (YRS)       14.23           4.61            3.93            3.30            2.20
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   10/10 - 12/13   12/10 - 06/11   09/09 - 01/10

CLASS 2-M3
PRICE = 100.0000%
  DISCOUNT MARGIN        29              29              29              29              29
        WAL (YRS)       29.91           5.52            4.55            3.70            2.38
   MOD DURN (YRS)       14.23           4.61            3.93            3.30            2.20
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   10/10 - 12/13   12/10 - 06/11   09/09 - 01/10

CLASS M4
PRICE = 100.0000%
  DISCOUNT MARGIN        40              40              40              40              40
        WAL (YRS)       29.91           5.51            4.52            3.54            2.29
   MOD DURN (YRS)       14.05           4.59            3.90            3.17            2.12
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   09/10 - 12/13   10/10 - 06/11   08/09 - 01/10

CLASS M5
PRICE = 100.0000%
  DISCOUNT MARGIN        45              45              45              45              45
        WAL (YRS)       29.91           5.51            4.50            3.44            2.27
   MOD DURN (YRS)       13.97           4.58            3.88            3.08            2.10
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   09/10 - 12/13   08/10 - 06/11   08/09 - 01/10

CLASS M6
PRICE = 100.0000%
  DISCOUNT MARGIN        75              75              75              75              75
        WAL (YRS)       29.91           5.51            4.49            3.38            2.23

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

   MOD DURN (YRS)       13.51           4.53            3.84            3.01            2.06
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   08/10 - 12/13   07/10 - 06/11   07/09 - 01/10

CLASS B1
PRICE = 100.0000%
  DISCOUNT MARGIN        120             120             120             120             120
        WAL (YRS)       29.91           5.51            4.48            3.33            2.21
   MOD DURN (YRS)       12.85           4.46            3.78            2.94            2.03
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   08/10 - 12/13   06/10 - 06/11   07/09 - 01/10

CLASS B2
PRICE = 100.0000%
  DISCOUNT MARGIN        175             175             175             175             175
        WAL (YRS)       29.91           5.51            4.48            3.27            2.21
   MOD DURN (YRS)       12.12           4.38            3.72            2.86            2.01
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   08/10 - 12/13   06/10 - 06/11   07/09 - 01/10

CLASS B3
PRICE = 96.3297%
  DISCOUNT MARGIN        283             335             350             380             433
        WAL (YRS)       29.91           5.51            4.47            3.24            2.21
   MOD DURN (YRS)       10.92           4.22            3.59            2.76            1.96
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   07/10 - 12/13   05/10 - 06/11   07/09 - 01/10

CLASS 1A
PRICE = 100.0000%
  DISCOUNT MARGIN        14               14             14              14              14
        WAL (YRS)       24.57            2.97           2.34            1.40            1.13
   MOD DURN (YRS)       12.87            2.59           2.11            1.32            1.08
 PRINCIPAL WINDOW   07/07 - 05/37   07/07 - 10/15   07/07 - 12/13   07/07 - 03/10   07/07 - 06/09

CLASS 2A1
PRICE = 100.0000%
  DISCOUNT MARGIN         6               6               6               6               6
        WAL (YRS)       19.05            1.16           1.00            0.76            0.64
   MOD DURN (YRS)       11.25            1.11           0.96            0.74            0.62
 PRINCIPAL WINDOW   07/07 - 06/34   07/07 - 06/09   07/07 - 03/09   07/07 - 09/08   07/07 - 06/08

CLASS 2A2
PRICE = 100.0000%
  DISCOUNT MARGIN        13               13             13              13              13
        WAL (YRS)       28.91            2.36           2.00            1.50            1.17
   MOD DURN (YRS)       14.29            2.19           1.87            1.43            1.12
 PRINCIPAL WINDOW   06/34 - 05/37   06/09 - 05/10   03/09 - 10/09   09/08 - 04/09   06/08 - 11/08

CLASS 2A3
PRICE = 100.0000%
  DISCOUNT MARGIN        17               17             17              17              17
        WAL (YRS)       29.91            4.76           3.50            2.01            1.64
   MOD DURN (YRS)       14.43            4.10           3.12            1.88            1.55

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

 PRINCIPAL WINDOW   05/37 - 05/37   05/10 - 01/15   10/09 - 05/13   04/09 - 09/09   11/08 - 04/09

CLASS 2A4
PRICE = 100.0000%
  DISCOUNT MARGIN        25               25             25              25              25
        WAL (YRS)       29.91            8.25           6.44            2.50            1.93
   MOD DURN (YRS)       14.29            6.52           5.34            2.31            1.81
 PRINCIPAL WINDOW   05/37 - 05/37   01/15 - 10/15   05/13 - 12/13   09/09 - 03/10   04/09 - 06/09

CLASS 1M1
PRICE = 100.0000%
  DISCOUNT MARGIN        25               25             25              25              25
        WAL (YRS)       29.91            5.52           4.69            4.00            2.58
   MOD DURN (YRS)       14.29            4.62           4.05            3.54            2.38
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   01/11 - 12/13   06/11 - 06/11   01/10 - 01/10

CLASS 1M2
PRICE = 100.0000%
  DISCOUNT MARGIN        25               25             25              25              25
        WAL (YRS)       29.91            5.53           4.70            4.00            2.58
   MOD DURN (YRS)       14.29            4.62           4.06            3.54            2.38
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   01/11 - 12/13   06/11 - 06/11   01/10 - 01/10

CLASS 2M1
PRICE = 100.0000%
  DISCOUNT MARGIN        26               26             26              26              26
        WAL (YRS)       29.91            5.51           4.59            3.95            2.55
   MOD DURN (YRS)       14.28            4.61           3.97            3.50            2.35
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   11/10 - 12/13   03/11 - 06/11   11/09 - 01/10

CLASS 2M2
PRICE = 100.0000%
  DISCOUNT MARGIN        26               26             26              26              26
        WAL (YRS)       29.91            5.52           4.59            3.95            2.55
   MOD DURN (YRS)       14.28            4.61           3.97            3.50            2.35
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   11/10 - 12/13   03/11 - 06/11   11/09 - 01/10

CLASS 3M1
PRICE = 100.0000%
  DISCOUNT MARGIN        29               29             29              29              29
        WAL (YRS)       29.91            5.51           4.54            3.69            2.37
   MOD DURN (YRS)       14.23            4.61           3.93            3.30            2.20
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   10/10 - 12/13   12/10 - 06/11   09/09 - 01/10

CLASS 3M2
PRICE = 100.0000%
  DISCOUNT MARGIN        29               29             29              29              29
        WAL (YRS)       29.91            5.52           4.55            3.70            2.38
   MOD DURN (YRS)       14.23            4.61           3.93            3.30            2.20
 PRINCIPAL WINDOW   05/37 - 05/37   08/10 - 10/15   10/10 - 12/13   12/10 - 06/11   09/09 - 01/10

CLASS M4
PRICE = 100.0000%
  DISCOUNT MARGIN        40               40             40              40              40
        WAL (YRS)       29.91            5.51           4.52            3.54            2.29

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

   MOD DURN (YRS)       14.05            4.59           3.90            3.17            2.12
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   09/10 - 12/13   10/10 - 06/11   08/09 - 01/10

CLASS M5
PRICE = 100.0000%
  DISCOUNT MARGIN        45               45             45              45              45
        WAL (YRS)       29.91            5.51           4.50            3.44            2.27
   MOD DURN (YRS)       13.97            4.58           3.88            3.08            2.10
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   09/10 - 12/13   08/10 - 06/11   08/09 - 01/10

CLASS M5
PRICE = 100.0000%
  DISCOUNT MARGIN        75               75             75              75              75
        WAL (YRS)       29.91            5.51           4.49            3.38            2.23
   MOD DURN (YRS)       13.51            4.53           3.84            3.01            2.06
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   08/10 - 12/13   07/10 - 06/11   07/09 - 01/10

CLASS B1
PRICE = 100.0000%
  DISCOUNT MARGIN        120             120             120             120             120
        WAL (YRS)       29.91            5.51           4.48            3.33            2.21
   MOD DURN (YRS)       12.85            4.46           3.78            2.94            2.03
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   08/10 - 12/13   06/10 - 06/11   07/09 - 01/10

CLASS B2
PRICE = 100.0000%
  DISCOUNT MARGIN        175             175             175             175             175
        WAL (YRS)       29.91            5.51           4.48            3.27            2.21
   MOD DURN (YRS)       12.12            4.38           3.72            2.86            2.01
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   08/10 - 12/13   06/10 - 06/11   07/09 - 01/10

CLASS B3
PRICE = 96.3297%
  DISCOUNT MARGIN        283             335             350             380             433
        WAL (YRS)       29.91            5.51           4.47            3.24            2.21
   MOD DURN (YRS)       10.92            4.22           3.59            2.76            1.96
 PRINCIPAL WINDOW   05/37 - 05/37   07/10 - 10/15   07/10 - 12/13   05/10 - 06/11   07/09 - 01/10

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%             80%             100%           150%             200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS 1-A
PRICE = 100.0000%
  DISCOUNT MARGIN         14              15             15              14               14
        WAL (YRS)       24.58            3.24           2.56            1.40             1.13
   MOD DURN (YRS)       12.87            2.73           2.24            1.32             1.08
 PRINCIPAL WINDOW   07/07 - 06/37   07/07 - 07/27   07/07 - 07/23   07/07 - 03/10   07/07 - 06/09

CLASS 2-A1
PRICE = 100.0000%
  DISCOUNT MARGIN         6               6               6               6               6
        WAL (YRS)       19.05            1.16           1.00            0.76             0.64
   MOD DURN (YRS)       11.25            1.11           0.96            0.74             0.62
 PRINCIPAL WINDOW   07/07 - 06/34   07/07 - 06/09   07/07 - 03/09   07/07 - 09/08   07/07 - 06/08

CLASS 2-A2
PRICE = 100.0000%
  DISCOUNT MARGIN         13              13             13              13               13
        WAL (YRS)       28.91            2.36           2.00            1.50             1.17
   MOD DURN (YRS)       14.29            2.19           1.87            1.43             1.12
 PRINCIPAL WINDOW   06/34 - 05/37   06/09 - 05/10   03/09 - 10/09   09/08 - 04/09   06/08 - 11/08

CLASS 2-A3
PRICE = 100.0000%
  DISCOUNT MARGIN         17              17             17              17               17
        WAL (YRS)       29.91            4.76           3.50            2.01             1.64
   MOD DURN (YRS)       14.43            4.10           3.12            1.88             1.55
 PRINCIPAL WINDOW   05/37 - 05/37   05/10 - 01/15   10/09 - 05/13   04/09 - 09/09   11/08 - 04/09

CLASS 2-A4
PRICE = 100.0000%
  DISCOUNT MARGIN         25              30             30              25               25
        WAL (YRS)       29.94           11.00           8.63            2.50             1.93
   MOD DURN (YRS)       14.30            7.98           6.66            2.31             1.81
 PRINCIPAL WINDOW   05/37 - 06/37   01/15 - 02/27   05/13 - 02/23   09/09 - 03/10   04/09 - 06/09

CLASS 1-M1
PRICE = 100.0000%
  DISCOUNT MARGIN         25              26             26              29               29
        WAL (YRS)       29.93            6.16           5.20            6.17             4.13
   MOD DURN (YRS)       14.30            4.97           4.37            5.11             3.62
 PRINCIPAL WINDOW   05/37 - 06/37   08/10 - 12/23   01/11 - 06/20   12/11 - 05/17   05/10 - 04/14

CLASS 2-M1
PRICE = 100.0000%
  DISCOUNT MARGIN         25              26             26              29               29
        WAL (YRS)       29.92            6.19           5.24            6.26             4.23
   MOD DURN (YRS)       14.29            4.98           4.39            5.17             3.70
 PRINCIPAL WINDOW   05/37 - 06/37   08/10 - 01/24   01/11 - 08/20   12/11 - 09/17   05/10 - 09/14

CLASS 1-M2
PRICE = 100.0000%
  DISCOUNT MARGIN         26              27             27              27               27

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

        WAL (YRS)       29.93            6.12           5.07            4.34             2.82
   MOD DURN (YRS)       14.28            4.94           4.27            3.79             2.57
 PRINCIPAL WINDOW   05/37 - 06/37   08/10 - 11/22   11/10 - 08/19   03/11 - 12/14   11/09 - 07/12

CLASS 2-M2
PRICE = 100.0000%
  DISCOUNT MARGIN         26              27             27              27               27
        WAL (YRS)       29.92            6.14           5.10            4.38             2.87
   MOD DURN (YRS)       14.28            4.96           4.28            3.83             2.61
 PRINCIPAL WINDOW   05/37 - 06/37   08/10 - 11/22   11/10 - 09/19   03/11 - 02/15   11/09 - 09/12

CLASS 1-M3
PRICE = 100.0000%
  DISCOUNT MARGIN         29              30             30              30               30
        WAL (YRS)       29.93            6.09           5.00            3.97             2.54
   MOD DURN (YRS)       14.23            4.92           4.21            3.50             2.34
 PRINCIPAL WINDOW   05/37 - 06/37   08/10 - 11/21   10/10 - 10/18   12/10 - 07/14   09/09 - 03/12

CLASS 2-M3
PRICE = 100.0000%
  DISCOUNT MARGIN         29              30             30              30               30
        WAL (YRS)       29.92            6.11           5.02            4.01             2.62
   MOD DURN (YRS)       14.23            4.93           4.23            3.53             2.40
 PRINCIPAL WINDOW   05/37 - 06/37   08/10 - 11/21   10/10 - 11/18   12/10 - 07/14   09/09 - 04/12

CLASS M4
PRICE = 100.0000%
  DISCOUNT MARGIN         40              41             41              41               41
        WAL (YRS)       29.92            6.07           4.97            3.82             2.49
   MOD DURN (YRS)       14.05            4.89           4.17            3.37             2.28
 PRINCIPAL WINDOW   05/37 - 06/37   07/10 - 04/21   09/10 - 04/18   10/10 - 03/14   08/09 - 01/12

CLASS M5
PRICE = 100.0000%
  DISCOUNT MARGIN         45              46             46              46               47
        WAL (YRS)       29.92            6.02           4.92            3.70             2.45
   MOD DURN (YRS)       13.97            4.86           4.14            3.27             2.25
 PRINCIPAL WINDOW   05/37 - 06/37   07/10 - 07/20   09/10 - 10/17   08/10 - 11/13   08/09 - 10/11

CLASS M6
PRICE = 100.0000%
  DISCOUNT MARGIN         75              77             77              77               77
        WAL (YRS)       29.92            5.98           4.88            3.61             2.40
   MOD DURN (YRS)       13.51            4.79           4.07            3.18             2.20
 PRINCIPAL WINDOW   05/37 - 06/37   07/10 - 11/19   08/10 - 03/17   07/10 - 07/13   07/09 - 07/11

CLASS B1
PRICE = 100.0000%
  DISCOUNT MARGIN        120             123             123             123             123
        WAL (YRS)       29.92            5.94           4.82            3.54             2.36
   MOD DURN (YRS)       12.85            4.69           3.98            3.09             2.15
 PRINCIPAL WINDOW   05/37 - 06/37   07/10 - 05/19   08/10 - 10/16   06/10 - 03/13   07/09 - 04/11

CLASS B2

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

PRICE = 100.0000%
  DISCOUNT MARGIN        175             178             179             179             179
        WAL (YRS)       29.92            5.87           4.77            3.46             2.34
   MOD DURN (YRS)       12.12            4.57           3.89            2.99             2.11
 PRINCIPAL WINDOW   05/37 - 06/37   07/10 - 08/18   08/10 - 03/16   06/10 - 11/12   07/09 - 01/11

CLASS B3
PRICE = 96.3297%
  DISCOUNT MARGIN        283             336             351             380             431
        WAL (YRS)       29.92            5.75           4.66            3.36             2.30
   MOD DURN (YRS)       10.92            4.33           3.70            2.85             2.03
 PRINCIPAL WINDOW   05/37 - 06/37   07/10 - 12/17   07/10 - 09/15   05/10 - 07/12   07/09 - 10/10

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                  FORWARD LIBOR
                         ------------------------------
                         35% LOSS   45% LOSS   55% LOSS
                         SEVERITY   SEVERITY   SEVERITY
                         --------   --------   --------
CLASS 1-M1   CDR Break    32.66%     23.63%     18.52%
             Cum Loss     20.45%     21.51%     22.27%

CLASS 2-M1   CDR Break    32.65%     23.63%     18.51%
             Cum Loss     20.44%     21.51%     22.26%

CLASS 1-M2   CDR Break    25.63%     19.02%     15.12%
             Cum Loss     17.63%     18.56%     19.22%

CLASS 2-M2   CDR Break    25.63%     19.02%     15.12%
             Cum Loss     17.63%     18.56%     19.22%

CLASS 1-M3   CDR Break    22.40%     16.82%     13.46%
             Cum Loss     16.15%     17.00%     17.60%

CLASS 2-M3   CDR Break    22.39%     16.81%     13.46%
             Cum Loss     16.14%     17.00%     17.60%

CLASS M4     CDR Break    19.72%     14.95%     12.04%
             Cum Loss     14.81%     15.59%     16.14%

CLASS M5     CDR Break    17.58%     13.43%     10.87%
             Cum Loss     13.65%     14.37%     14.88%

CLASS M5     CDR Break    16.21%     12.44%     10.10%
             Cum Loss     12.87%     13.55%     14.03%

CLASS B1     CDR Break    14.64%     11.30%      9.19%
             Cum Loss     11.94%     12.56%     12.98%

CLASS B2     CDR Break    13.36%     10.34%      8.43%
             Cum Loss     11.13%     11.70%     12.08%

CLASS B3     CDR Break    11.75%      9.17%      7.52%
             Cum Loss     10.08%     10.60%     10.97%

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                               (PERFORMANCE GRAPH)

                               (PERFORMANCE GRAPH)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                FFMER 2007-4

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.321% and 6ML = 5.388%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the sum of the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date, any Net Swap Payments received from the Swap Counterparty and any Cap Payments received from the Cap Counterparty, minus (b) the sum of the total interest due on the Certificates and the any Net Swap Payments owed to the Swap Counterparty, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

           EXCESS SPREAD    EXCESS SPREAD
              IN BPS            IN BPS
PERIOD    (STATIC LIBOR)   (FORWARD LIBOR)
-------   --------------   ---------------
Avg yr1         287              287
Avg yr2         302              302
Avg yr3         468              465
Avg yr4         490              490
Avg yr5         479              480

          Excess                        Excess              Excess                        Excess
          Spread                        Spread              Spread                        Spread
          in bps   1 Month   6 Month    in bps              in bps   1 Month   6 Month    in bps
         (Static   Forward   Forward   (Forward            (Static   Forward   Forward   (Forward
PERIOD    LIBOR)    LIBOR     LIBOR      LIBOR)   PERIOD    LIBOR)    LIBOR     LIBOR     LIBOR)
------   -------   -------   -------   --------   ------   -------   -------   -------   --------
   1         *     5.3210%   5.3880%        *       42       494     5.3390%   5.4180%      495
   2       283     5.3290%   5.3850%      282       43       482     5.3470%   5.4240%      482
   3       283     5.3530%   5.3810%      279       44       481     5.3540%   5.4290%      481
   4       301     5.3320%   5.3700%      300       45       519     5.3610%   5.4330%      519
   5       283     5.3200%   5.3610%      283       46       480     5.3660%   5.4370%      479
   6       302     5.3110%   5.3490%      303       47       492     5.3710%   5.4400%      491
   7       284     5.3060%   5.3350%      284       48       478     5.3750%   5.4440%      479
   8       284     5.3020%   5.3190%      284       49       490     5.3780%   5.4470%      490
   9       285     5.2920%   5.3020%      285       50       477     5.3800%   5.4500%      477
  10       285     5.2730%   5.2840%      284       51       476     5.3830%   5.4540%      476
  11       285     5.2500%   5.2690%      285       52       487     5.3860%   5.4580%      487
  12       286     5.2290%   5.2580%      286       53       474     5.3900%   5.4630%      474
  13       287     5.2130%   5.2500%      287       54       486     5.3940%   5.4680%      487
  14       287     5.2010%   5.2450%      287       55       473     5.3980%   5.4730%      474
  15       288     5.1910%   5.2420%      288       56       472     5.4030%   5.4790%      472
  16       289     5.1850%   5.2420%      289       57       496     5.4080%   5.4850%      496
  17       289     5.1820%   5.2440%      289       58       470     5.4130%   5.4920%      470
  18       290     5.1820%   5.2480%      290       59       482     5.4190%   5.4980%      481
  19       290     5.1840%   5.2520%      290       60       471     5.4250%   5.5050%      472
  20       291     5.1880%   5.2560%      291       61       490     5.4320%   5.5110%      487
  21       294     5.1920%   5.2600%      294       62       470     5.4390%   5.5170%      466
  22       293     5.1960%   5.2640%      292       63       469     5.4450%   5.5230%      464
  23       296     5.2010%   5.2680%      297       64       487     5.4520%   5.5280%      482
  24       433     5.2050%   5.2730%      428       65       467     5.4570%   5.5330%      461
  25       457     5.2080%   5.2780%      452       66       485     5.4630%   5.5370%      481
  26       453     5.2120%   5.2840%      449       67       465     5.4680%   5.5410%      460
  27       456     5.2170%   5.2900%      452       68       464     5.4720%   5.5450%      459
  28       465     5.2220%   5.2960%      461       69       520     5.4760%   5.5470%      516
  29       459     5.2280%   5.3040%      455       70       462     5.4800%   5.5500%      456
  30       468     5.2340%   5.3120%      466       71       480     5.4830%   5.5520%      474
  31       461     5.2410%   5.3200%      459       72       461     5.4850%   5.5550%      455
  32       463     5.2480%   5.3290%      461       73       479     5.4870%   5.5570%      473
  33       490     5.2560%   5.3390%      487       74       459     5.4890%   5.5600%      452
  34       466     5.2650%   5.3480%      464       75       458     5.4920%   5.5620%      451
  35       477     5.2740%   5.3580%      474       76       476     5.4940%   5.5650%      470
  36       499     5.2840%   5.3680%      499       77       456     5.4960%   5.5690%      449
  37       516     5.2930%   5.3770%      516       78       474     5.4990%   5.5720%      468
  38       479     5.3030%   5.3860%      478       79       ***     5.5020%   5.5760%      ***
  39       482     5.3130%   5.3950%      481       80       ***     5.5060%   5.5800%      ***
  40       494     5.3220%   5.4030%      492       81       ***     5.5090%   5.5840%      ***
  41       482     5.3310%   5.4110%      480       82       ***     5.5130%   5.5890%      ***

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $1,682,285,442
Aggregate Original Principal Balance      $1,682,370,130
Number of Mortgage Loans                           7,936

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $33,500   $1,300,000     $211,992
Outstanding Principal Balance   $33,399   $1,300,000     $211,982

                                MINIMUM     MAXIMUM    WEIGHTED AVERAGE (2)
                                -------   ----------   --------------------
Original Term (mos)                180         360               359
Stated remaining Term (mos)        179         360               359
Loan Age (mos)                       0           8                 1
Current Interest Rate            5.350%     13.400%            8.785%
Initial Interest Rate Cap(4)     1.000%      3.000%            2.990%
Periodic Rate Cap(4)             1.000%      1.000%            1.000%
Gross Margin(4)                  2.750%      6.750%            5.731%
Maximum Mortgage Rate(4)        11.350%     19.050%           14.734%
Minimum Mortgage Rate(4)         5.350%     13.050%            8.734%
Months to Roll(4)                    5          60                26
Original Loan-to-Value           15.06%     100.00%            85.30%
Combined Loan-to-Value           15.06%     100.00%            89.90%
Credit Score (3)                   540         809               640

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   05/01/2022   06/01/2037

                                 PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                           100.00%
2nd Lien                             0.00%

OCCUPANCY
Primary                             95.17%
Second Home                          0.62%
Investment                           4.20%

LOAN TYPE
Fixed Rate                          16.84%
ARM                                 83.16%

AMORTIZATION TYPE
Fully Amortizing                    34.51%
Interest Only                        4.41%
15/30 Balloon                        0.01%
30/40 Balloon                       15.11%
30/50 Balloon                       45.96%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2006                                 1.44%
2007                                98.56%

LOAN PURPOSE
Purchase                            48.37%
Refinance - Rate/Term                7.40%
Refinance - Cashout                 44.23%

PROPERTY TYPE
Single Family                       70.43%
Condominium                          4.72%
Planned Unit Development            18.28%
Two- to Four-Family                  6.57%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF        BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                 MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES             LOANS        ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
--------------           --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                  1        823,138        0.05     5.350       702      823,138     62.26     52.00   100.00     0.00
5.501% to 6.000%                8      1,762,176        0.10     5.969       716      220,272     59.01     44.24    95.19    14.11
6.001% to 6.500%               68     19,726,485        1.17     6.369       698      290,095     73.61     40.34    80.07    23.45
6.501% to 7.000%              224     61,333,642        3.65     6.822       685      273,811     76.69     42.33    71.70     8.30
7.001% to 7.500%              440    117,806,062        7.00     7.322       671      267,741     78.94     43.86    73.26     9.16
7.501% to 8.000%              978    248,017,219       14.74     7.813       659      253,596     82.22     44.03    70.22     5.59
8.001% to 8.500%            1,101    264,816,170       15.74     8.294       646      240,523     83.52     44.61    69.06     4.29
8.501% to 9.000%            1,453    310,894,999       18.48     8.778       636      213,968     85.68     43.53    71.37     2.73
9.001% to 9.500%            1,209    239,275,272       14.22     9.291       626      197,912     86.72     43.90    74.31     3.81
9.501% to 10.000%           1,240    227,514,138       13.52     9.765       619      183,479     89.16     44.02    72.80     2.99
10.001% to 10.500%            543     90,927,261        5.40    10.274       613      167,454     91.03     42.70    77.65     0.98
10.501% to 11.000%            315     48,134,803        2.86    10.752       621      152,809     92.24     41.65    78.62     4.81
11.001% to 11.500%            167     23,979,026        1.43    11.266       618      143,587     95.75     42.12    82.99     1.11
11.501% to 12.000%            126     17,340,086        1.03    11.773       629      137,620     98.30     46.00    82.11     1.60
12.001% to 12.500%             43      6,559,825        0.39    12.310       628      152,554     99.51     44.68    69.92     2.06
12.501% to 13.000%             16      3,054,740        0.18    12.709       629      190,921     99.51     46.19    88.36     0.00
13.001% to 13.500%              4        320,400        0.02    13.209       628       80,100    100.00     43.26    75.50     0.00
                            -----  -------------      ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                      7,936  1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====  =============      ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.350% per annum to 13.400% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.785% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
RANGE OF                    OF        BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
REMAINING TERMS          MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                   LOANS        ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
---------------          --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     57      6,046,458        0.36     8.262       651      106,078     74.99     37.62    72.39     8.35
229 to 240                      2        252,890        0.02     8.647       660      126,445     89.81     35.85    69.20     0.00
349 to 360                  7,877  1,675,986,094       99.63     8.787       640      212,770     85.34     43.78    72.58     4.40
                            -----  -------------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      7,936  1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====  =============      ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
RANGE OF ORIGINAL           OF        BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
MORTGAGE                 MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PRINCIPAL BALANCES    LOANS        ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
-----------------------  --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                52      2,529,779        0.15    10.025       621       48,650     74.76     36.72    96.05     0.00
$50,001 to $100,000         1,566    121,923,474        7.25     9.525       624       77,857     85.31     39.77    88.51     0.94
$100,001 to $150,000        1,766    221,283,818       13.15     9.032       628      125,302     84.91     42.41    84.47     2.05
$150,001 to $200,000        1,450    252,362,441       15.00     8.793       633      174,043     84.25     43.44    76.95     3.53
$200,001 to $250,000          917    205,937,406       12.24     8.751       637      224,577     85.41     44.50    73.20     3.44
$250,001 to $300,000          628    172,077,841       10.23     8.763       638      274,009     85.96     44.58    70.61     5.51
$300,001 to $350,000          425    138,154,625        8.21     8.646       641      325,070     86.13     44.91    67.52     3.08
$350,001 to $400,000          307    115,169,358        6.85     8.643       645      375,144     85.80     45.61    62.22     2.58
$400,001 to $450,000          220     93,671,596        5.57     8.598       645      425,780     85.59     45.82    61.66     4.07
$450,001 to $500,000          184     87,488,026        5.20     8.738       652      475,478     86.51     45.02    55.33     6.04
$500,001 to $550,000          118     61,929,327        3.68     8.588       651      524,825     86.91     44.90    61.85     7.76
$550,001 to $600,000          107     61,585,445        3.66     8.671       654      575,565     86.71     44.30    58.93     9.23
$600,001 to $650,000           61     38,197,490        2.27     8.724       656      626,188     87.31     45.64    57.38     4.92
$650,001 to $700,000           43     28,998,163        1.72     8.599       662      674,376     84.50     40.84    74.38     9.23
$700,001 to $750,000           21     15,213,040        0.90     8.307       667      724,430     84.15     43.62    76.18     9.31
$750,001 to $800,000           15     11,618,554        0.69     8.446       665      774,570     83.36     47.46    93.34     6.89
$800,001 to $850,000           14     11,604,808        0.69     8.105       668      828,915     79.93     39.97    85.48    14.06
$850,001 to $900,000            7      6,142,500        0.37     8.742       653      877,500     81.35     36.02    71.88    43.01
$900,001 to $950,000            7      6,481,990        0.39     8.205       666      925,999     82.85     43.18    71.61    42.84
$950,001 to $1,000,000         13     12,770,750        0.76     7.882       681      982,365     81.83     40.11    92.17     0.00
$1,000,001 or greater          15     17,145,012        1.02     7.621       696    1,143,001     78.44     39.06    87.33    14.46
                            -----  -------------      ------    ------       ---    ---------     -----     -----    -----    -----
TOTAL:                      7,936  1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====  =============      ======    ======       ===    =========     =====     =====    =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $33,399 to approximately $1,300,000 and the average outstanding principal balance of the Mortgage Loans was approximately $211,982.

PRODUCT TYPES

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF        BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES              LOANS        ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
-------------            --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Balloon - 30/50               301     57,778,932        3.43     9.083       626      191,957     84.16     44.98    66.34     0.00
ARM - 1 Year/6 Month           23      4,602,173        0.27     8.894       658      200,094     85.51     37.88    86.76     0.00
ARM - 2 Year/6 Month
   (50 due in 30)           2,035    572,690,521       34.04     8.620       648      281,420     85.21     45.65    72.51     0.00
ARM - 3 Year/6 Month
   (50 due in 30)             448    131,421,303        7.81     8.193       650      293,351     84.15     45.74    67.60     0.00
ARM - 5 Year/6 Month
   (50 due in 30)              38     11,343,366        0.67     8.322       652      298,510     81.20     42.04    75.54     0.00
15 Year Fixed Loans            56      5,910,458        0.35     8.180       652      105,544     74.41     37.47    71.76     6.24
15/30 Balloon Loans             1        136,000        0.01    11.800       627      136,000    100.00     44.00   100.00   100.00
20 Year Fixed Loans             2        252,890        0.02     8.647       660      126,445     89.81     35.85    69.20     0.00
2/28 LIBOR Loans            2,015    364,065,053       21.64     8.992       633      180,677     86.52     41.67    75.47    10.72
2/28 LIBOR Loans
   (40 due in 30)             809    183,681,375       10.92     9.020       627      227,047     86.46     44.68    69.69     0.00
30 Year Fixed Loans         1,381    188,144,362       11.18     9.045       638      136,238     83.59     40.38    77.40     7.70
30/40 Balloon Loans           181     31,119,387        1.85     9.067       630      171,930     84.26     44.81    76.98     0.00
3/27 LIBOR Loans              413     78,439,571        4.66     8.661       643      189,926     85.05     41.59    71.10    20.54
3/27 LIBOR Loans
   (40 due in 30)             150     35,223,269        2.09     8.748       641      234,822     87.99     44.21    54.44     0.00
5/25 LIBOR Loans               42      8,689,738        0.52     8.674       659      206,899     85.24     45.28    76.43    33.77
5/25 LIBOR Loans
   (40 due in 30)              20      4,168,676        0.25     8.798       646      208,434     89.56     42.75    81.16     0.00
Six Month LIBOR Loans          21      4,618,368        0.27     8.607       642      219,922     81.36     45.56    90.87    25.65
                            -----  -------------      ------     -----       ---      -------    ------     -----   ------   ------
TOTAL:                      7,936  1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====  =============      ======     =====       ===      =======    ======     =====   ======   ======

AMORTIZATION TYPE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE          LOANS         ($)        POOL (%)      (%)     SCORE        ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------        --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing            3,708     580,591,042       34.51     9.041       632      156,578     85.64     41.37    76.09     0.00
Balloon                     3,983   1,027,562,829       61.08     8.679       642      257,987     85.28     45.32    70.62     0.01
60 Month Interest-Only        235      71,196,731        4.23     8.270       669      302,965     82.86     40.43    72.68   100.00
120 Month Interest-Only        10       2,934,840        0.17     7.995       684      293,484     84.47     46.95    63.63   100.00
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT TYPE            LOANS         ($)        POOL (%)      (%)     SCORE        ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------          --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                         6,014   1,398,943,413       83.16     8.734       641      232,614     85.64     44.16    72.10     4.24
Fixed Rate                  1,922     283,342,029       16.84     9.038       635      147,420     83.60     41.74    74.99     5.29
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GEOGRAPHIC DISTRIBUTION    LOANS         ($)        POOL (%)      (%)     SCORE        ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------------  --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        78       9,045,487        0.54     9.413      635       115,968     88.14     42.89    82.71     5.06
Arizona                       238      48,540,282        2.89     8.666      642       203,951     85.00     44.40    74.87     4.29
Arkansas                       27       3,254,013        0.19     8.982      623       120,519     84.26     39.49    97.02     0.00
California                    743     292,797,503       17.40     8.117      657       394,075     82.49     45.36    67.40     6.83
Colorado                      142      33,927,703        2.02     8.934      641       238,927     86.30     44.03    83.62     0.94
Connecticut                    57      12,629,614        0.75     9.004      625       221,572     86.52     44.18    72.22     8.38
Delaware                        9       2,693,539        0.16     8.772      636       299,282     84.93     43.58    82.13     9.82
District of Columbia            4       1,354,050        0.08     8.903      621       338,513     83.67     42.74   100.00     0.00
Florida                       795     178,457,315       10.61     8.584      643       224,475     84.17     42.68    65.85     3.14
Georgia                       275      48,355,815        2.87     9.403      636       175,839     87.65     43.38    83.10     4.65
Idaho                          48       9,644,884        0.57     9.059      631       200,935     88.73     44.52    82.12     0.00
Illinois                      540     118,067,557        7.02     9.114      631       218,644     86.73     44.28    58.39     2.85
Indiana                       258      27,356,725        1.63     9.270      616       106,034     88.24     41.78    82.61     3.77
Iowa                           30       3,063,414        0.18     9.578      613       102,114     89.87     39.96    90.65     0.00
Kansas                         30       3,286,222        0.20     9.846      618       109,541     88.69     42.96    95.78     0.00
Kentucky                       78       9,435,795        0.56     9.247      622       120,972     88.69     40.27    83.63     2.33
Louisiana                      44       5,612,921        0.33     9.429      623       127,566     88.77     40.69    93.64     0.00
Maine                          22       4,045,415        0.24     9.652      642       183,883     89.03     44.14    78.57     7.28
Maryland                      153      48,690,741        2.89     8.952      640       318,240     85.85     46.34    77.46     3.08
Massachusetts                 113      32,869,422        1.95     9.092      635       290,880     83.67     45.01    72.26     4.16
Michigan                      287      37,599,466        2.24     9.444      629       131,009     88.66     41.00    81.24     5.29
Minnesota                     142      26,751,979        1.59     8.703      636       188,394     86.48     44.73    77.83     8.27
Mississippi                    45       5,812,329        0.35     9.323      628       129,163     87.78     44.04    90.63     0.00
Missouri                      142      19,038,614        1.13     9.279      619       134,075     87.41     41.92    83.04     4.16
Montana                         7       1,018,925        0.06     8.388      623       145,561     86.49     45.99    92.05     0.00
Nebraska                       19       2,421,775        0.14     9.719      630       127,462     91.48     43.00    87.42     0.00
Nevada                        118      33,294,357        1.98     8.557      650       282,156     83.25     46.29    82.29     3.95
New Hampshire                  15       3,058,844        0.18     9.271      630       203,923     86.75     47.00    92.79     0.00
New Jersey                    173      50,943,710        3.03     8.983      632       294,472     86.35     45.58    53.36     3.57
New Mexico                     38       6,808,735        0.40     9.398      628       179,177     87.00     43.53    89.25     5.95
New York                      393     111,320,340        6.62     8.745      647       283,258     85.79     44.55    51.10     6.67
North Carolina                256      39,840,071        2.37     9.339      635       155,625     86.94     41.58    87.27     3.80
North Dakota                    2         240,150        0.01    10.255      641       120,075     98.12     41.62    62.42     0.00
Ohio                          311      38,398,939        2.28     9.185      625       123,469     87.12     41.56    83.98     4.36
Oklahoma                       42       4,153,785        0.25     9.779      630        98,900     88.95     39.86   100.00     0.00
Oregon                        185      41,553,825        2.47     8.480      646       224,615     85.13     42.86    80.53     8.31
Pennsylvania                  212      28,848,196        1.71     9.087      626       136,076     87.08     42.75    77.55     3.20
Rhode Island                   44      12,065,163        0.72     9.027      645       274,208     85.16     45.14    69.29     2.32
South Carolina                 79      10,949,913        0.65     9.666      619       138,606     87.12     41.49    87.85     1.22
South Dakota                    7       1,163,055        0.07     9.847      628       166,151     92.32     42.08    84.08     0.00
Tennessee                     234      33,313,233        1.98     9.011      627       142,364     86.37     44.58    83.26     3.93
Texas                         569      81,077,364        4.82     9.104      637       142,491     85.57     42.40    85.55     2.95
Utah                          287      58,843,517        3.50     8.567      641       205,030     84.30     41.50    82.37     4.33
Vermont                         9       1,191,520        0.07     8.365      624       132,391     83.94     46.49   100.00    25.85
Virginia                       72      17,143,597        1.02     8.578      635       238,106     85.10     44.91    57.45     0.00
Washington                    328      85,137,428        5.06     8.508      644       259,565     84.34     42.86    75.84     3.95
West Virginia                  14       2,322,340        0.14     9.863      629       165,881     90.68     43.57    89.77     0.00
Wisconsin                     206      31,909,263        1.90     9.236      627       154,899     87.38     42.50    83.39     1.24
Wyoming                        16       2,936,595        0.17     9.144      625       183,537     88.38     46.57   100.00     7.49
                            -----   -------------      ------    ------      ---       -------     -----     -----   ------    -----
TOTAL:                      7,936   1,682,285,442      100.00     8.785      640       211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======    ======      ===       =======     =====     =====   ======    =====

No more than approximately 0.22% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL        MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS         ($)        POOL (%)      (%)     SCORE        ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------------     --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 92      12,284,286        0.73     8.034      630       133,525     40.69     37.98    61.23     1.34
50.01% to 55.00%               42       7,527,816        0.45     7.703      625       179,234     53.23     40.49    54.16     2.99
55.01% to 60.00%               74      13,295,994        0.79     7.910      627       179,676     57.71     40.46    55.42     4.16
60.01% to 65.00%              135      24,407,681        1.45     7.824      627       180,798     63.01     41.39    67.22     3.44
65.01% to 70.00%              164      32,857,425        1.95     7.957      622       200,350     68.52     40.87    64.22     7.87
70.01% to 75.00%              241      52,760,089        3.14     8.131      625       218,922     73.81     40.91    61.43     5.46
75.01% to 80.00%            2,583     586,298,793       34.85     8.340      654       226,984     79.81     44.14    84.24     6.67
80.01% to 85.00%              773     146,031,509        8.68     8.770      608       188,915     84.43     42.98    68.16     2.35
85.01% to 90.00%            1,776     377,565,941       22.44     8.807      629       212,593     89.70     43.64    62.32     3.71
90.01% to 95.00%            1,585     344,556,168       20.48     9.367      644       217,386     94.89     44.49    67.24     2.51
95.01% to 100.00%             471      84,699,740        5.03    10.784      657       179,830     99.96     45.21    84.73     2.11
                            -----   -------------      ------    ------      ---       -------     -----     -----    -----     ----
TOTAL:                      7,936   1,682,285,442      100.00     8.785      640       211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======    ======      ===       =======     =====     =====    =====     ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 15.06% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED        MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS         ($)        POOL (%)      (%)      SCORE       ($)      LTV (%)      (%)    DOC (%)   IO (%)
--------------------     --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 92      12,284,286        0.73     8.034       630      133,525     40.69     37.98    61.23     1.34
50.01% to 55.00%               42       7,527,816        0.45     7.703       625      179,234     53.23     40.49    54.16     2.99
55.01% to 60.00%               73      13,162,894        0.78     7.900       627      180,314     57.72     40.55    54.97     4.20
60.01% to 65.00%              133      24,164,496        1.44     7.825       627      181,688     63.00     41.42    66.89     3.48
65.01% to 70.00%              163      32,357,425        1.92     7.932       622      198,512     68.52     40.75    63.67     7.99
70.01% to 75.00%              235      48,923,839        2.91     8.146       623      208,187     73.77     41.24    58.41     4.10
75.01% to 80.00%              953     194,913,061       11.59     8.116       631      204,526     79.47     41.39    59.99     6.84
80.01% to 85.00%              775     147,146,509        8.75     8.758       608      189,866     84.37     42.88    68.40     2.34
85.01% to 90.00%            1,806     387,496,779       23.03     8.769       630      214,561     89.40     43.65    63.28     4.09
90.01% to 95.00%            1,636     362,881,485       21.57     9.316       645      221,810     94.11     44.24    68.47     3.16
95.01% to 100.00%           2,028     451,426,851       26.83     8.917       665      222,597     83.72     45.68    94.29     5.28
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 15.06% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 89.90%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 23.56% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.40%.

DEBT-TO-INCOME RATIOS

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF DEBT-TO-        MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
INCOME RATIOS              LOANS         ($)        POOL (%)      (%)      SCORE       ($)      LTV (%)      (%)    DOC (%)   IO (%)
-----------------        --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                261      50,138,823        2.98     8.706       645      192,103     83.77     14.11    89.90    17.57
20.01% to 25.00%              257      46,345,733        2.75     8.753       639      180,334     82.48     23.34    85.69     3.08
25.01% to 30.00%              469      78,189,303        4.65     8.734       635      166,715     84.00     28.12    81.40     5.48
30.01% to 35.00%              705     129,665,924        7.71     8.783       640      183,923     84.12     33.16    74.25     2.70
35.01% to 40.00%            1,019     200,742,266       11.93     8.797       637      196,999     84.56     38.20    68.57     5.38
40.01% to 45.00%            1,396     292,636,975       17.40     8.849       638      209,625     85.54     43.19    64.49     3.80
45.01% to 50.00%            1,892     436,407,251       25.94     8.853       639      230,659     86.03     48.22    66.67     4.29
50.01% to 55.00%            1,933     447,253,017       26.59     8.696       645      231,378     85.81     53.48    80.07     3.49
55.01% to 60.00%                4         906,150        0.05     7.700       647      226,538     76.05     58.00   100.00     0.00
                            -----   -------------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 1.00% to 59.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.76%.

LOAN PURPOSE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE               LOANS         ($)        POOL (%)      (%)      SCORE       ($)      LTV (%)      (%)    DOC (%)   IO (%)
------------             --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    3,901     813,748,665       48.37     8.943       653      208,600     86.55     43.87    89.61     5.36
Refinance - Cashout         3,397     744,072,359       44.23     8.653       627      219,038     84.14     43.80    54.64     3.15
Refinance - Rate Term         638     124,464,418        7.40     8.543       635      195,085     84.07     42.72    68.55     5.79
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====    =====     ====

PROPERTY TYPE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE              LOANS         ($)        POOL (%)      (%)      SCORE       ($)      LTV (%)      (%)    DOC (%)   IO (%)
-------------            --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family               5,981   1,184,797,677       70.43     8.821       637      198,094     85.43     43.65    71.79     3.86
Planned Unit Development    1,177     307,537,863       18.28     8.719       646      261,290     85.21     43.82    80.46     5.83
Two- to Four-Family           401     110,472,434        6.57     8.604       651      275,492     84.39     44.98    58.80     4.38
Condominium                   377      79,477,467        4.72     8.764       656      210,816     84.96     43.44    73.10     7.29
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====    =====     ====

DOCUMENTATION

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION              LOANS         ($)        POOL (%)      (%)      SCORE       ($)      LTV (%)      (%)    DOC (%)   IO (%)
-------------            --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          6,171   1,221,065,970       72.58     8.811       639      197,872     85.15     43.54   100.00     4.40
Rapid                       1,353     356,671,986       21.20     8.583       638      263,616     85.86     44.78     0.00     3.27
Stated Income                 302      76,159,461        4.53     9.338       662      252,184     84.52     42.13     0.00    10.86
Limited Income
   Verifictation               85      20,353,535        1.21     8.534       649      239,453     85.31     44.52     0.00     2.86
Stated Plus                    12       5,001,367        0.30     8.942       671      416,781     88.67     42.84     0.00     0.00
Blended                        13       3,033,125        0.18     9.776       660      233,317     95.15     46.65     0.00     0.00
                            -----   -------------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====   ======    =====

OCCUPANCY

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                  LOANS         ($)        POOL (%)      (%)      SCORE       ($)      LTV (%)      (%)    DOC (%)   IO (%)
---------                --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                     7,434   1,601,063,076       95.17     8.801       638      215,370     85.37     43.88    71.80     4.16
Investment                    458      70,721,637        4.20     8.431       681      154,414     83.37     41.57    88.10    10.93
Second Home                    44      10,500,730        0.62     8.856       665      238,653     88.02     39.77    88.23     0.00
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE       MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                   LOANS         ($)        POOL (%)      (%)      SCORE       ($)      LTV (%)      (%)    DOC (%)   IO (%)
------------------       --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                           3,732     797,630,242       47.41     8.822       642      213,727     85.71     43.87    70.35     3.97
1                           4,085     849,424,081       50.49     8.791       638      207,937     85.08     43.69    74.98     3.67
2                               5       1,906,495        0.11     7.976       599      381,299     77.92     49.17    81.64     0.00
3                              14       2,480,469        0.15     8.374       649      177,176     83.87     46.64    47.73    10.36
4                              15       6,592,498        0.39     7.945       637      439,500     81.52     42.56    67.23    23.59
5                              53      15,513,591        0.92     7.472       668      292,709     80.97     39.65    75.20    43.28
6                              12       2,593,475        0.15     7.870       651      216,123     79.01     47.62    56.17    55.71
7                              19       5,943,609        0.35     8.227       652      312,822     83.98     45.26    46.33    24.14
8                               1         200,982        0.01     7.750       609      200,982     30.61     37.00     0.00     0.00
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT      MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM               LOANS         ($)        POOL (%)      (%)      SCORE       ($)      LTV (%)      (%)    DOC (%)   IO (%)
-------------------      --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                        2,335     518,145,048       30.80     9.096       639      221,904     85.67     43.59    70.86     5.16
12 Months                     477     123,199,195        7.32     8.978       646      258,279     85.45     44.19    65.49     7.15
24 Months                   3,158     684,265,393       40.67     8.636       640      216,677     85.46     44.07    75.85     3.07
36 Months                   1,966     356,675,806       21.20     8.554       641      181,422     84.40     43.25    71.27     4.96
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====    =====     ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                 MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT SCORES              LOANS         ($)        POOL (%)      (%)      SCORE       ($)      LTV (%)      (%)    DOC (%)   IO (%)
-------------            --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
526 to 550                    196      29,905,931        1.78     9.509       545      152,581     77.72     42.56    86.39     1.73
551 to 575                    618      99,894,316        5.94     9.401       564      161,641     82.46     42.35    80.92     1.75
576 to 600                    998     173,355,013       10.30     9.384       589      173,702     86.25     42.51    77.58     1.13
601 to 625                  1,705     345,966,223       20.57     9.009       614      202,913     85.94     44.05    71.74     2.52
626 to 650                  1,786     378,900,645       22.52     8.986       638      212,150     86.08     44.41    70.39     2.49
651 to 675                  1,369     328,168,189       19.51     8.503       662      239,714     85.25     44.14    68.87     6.17
676 to 700                    696     173,024,094       10.29     8.112       686      248,598     84.71     42.85    71.23     9.72
701 to 725                    304      82,864,932        4.93     7.957       711      272,582     85.47     45.39    73.54     7.17
726 to 750                    133      35,350,468        2.10     7.858       737      265,793     84.74     43.87    78.02    12.61
751 to 775                     85      22,833,366        1.36     7.933       762      268,628     83.46     42.51    83.30    18.72
776 to 800                     39      10,779,416        0.64     7.962       784      276,395     85.29     42.06    66.56     0.00
801 to 809                      7       1,242,850        0.07     7.745       806      177,550     80.50     29.00    84.49    13.76
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                      7,936   1,682,285,442      100.00     8.785       640      211,982     85.30     43.76    72.58     4.41
                            =====   =============      ======     =====       ===      =======     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.


CREDIT GRADE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
CREDIT                   MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GRADE                      LOANS         ($)        POOL (%)      (%)      SCORE       ($)      LTV (%)      (%)    DOC (%)   IO (%)
------                   --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0

GROSS MARGIN
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                    AGGREGATE                                        AVERAGE              WEIGHTED
                        NUMBER      PRINCIPAL                WEIGHTED   WEIGHTED    PRINCIPAL   WEIGHTED   AVERAGE
                          OF         BALANCE     PERCENT OF   AVERAGE    AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF               MORTGAGE    OUTSTANDING    MORTGAGE    COUPON     CREDIT    OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GROSS MARGINS            LOANS         ($)        POOL (%)      (%)       SCORE        ($)       LTV (%)     (%)    DOC (%)  IO (%)
-------------          --------  --------------  ----------  --------  ----------  -----------  --------  --------  -------  -------
2.501% to 3.000%             50      21,143,843        1.51     7.495  689.766278      422,877     81.11     37.00    86.45    32.37
4.001% to 4.500%             15       2,709,950        0.19     9.721         605      180,663     74.60     38.66    50.03     0.00
4.501% to 5.000%             99      21,374,327        1.53     9.186         611      215,902     86.20     44.78    60.17     5.11
5.001% to 5.500%          2,663     627,681,823       44.87     8.344         648      235,705     78.56     44.46    78.00     4.86
5.501% to 6.000%          1,680     382,339,879       27.33     8.676         625      227,583     88.41     43.69    63.32     3.21
6.001% to 6.500%          1,506     343,370,590       24.54     9.550         647      228,002     95.84     44.60    71.09     2.49
6.501% to 7.000%              1         323,000        0.02    11.250         604      323,000     95.00     45.00   100.00     0.00
                          -----   -------------      ------    ------  ----------      -------     -----     -----   ------    -----
TOTAL:                    6,014   1,398,943,413      100.00     8.734         641      232,614     85.64     44.16    72.10     4.24
                          =====   =============      ======    ======  ==========      =======     =====     =====   ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.731% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES             LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
----------------         --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                 1         823,138        0.06     5.350       702      823,138     62.26     52.00   100.00     0.00
11.501% to 12.000%              5         901,176        0.06     5.949       718      180,235     61.03     41.60    90.60    27.59
12.001% to 12.500%             44      13,969,600        1.00     6.373       698      317,491     75.15     40.93    73.64    31.44
12.501% to 13.000%            168      48,903,225        3.50     6.825       680      291,091     77.34     44.21    69.56     7.99
13.001% to 13.500%            376     106,294,045        7.60     7.326       669      282,697     79.52     44.00    73.29     9.59
13.501% to 14.000%            800     212,807,479       15.21     7.814       657      266,009     83.06     44.48    71.43     4.89
14.001% to 14.500%            913     233,770,317       16.71     8.294       644      256,046     83.67     44.92    69.46     4.15
14.501% to 15.000%          1,141     262,581,563       18.77     8.776       637      230,133     86.23     43.83    71.33     2.54
15.001% to 15.500%            958     203,509,530       14.55     9.290       629      212,432     87.22     44.15    74.13     3.37
15.501% to 16.000%            904     181,772,646       12.99     9.764       621      201,076     89.71     44.39    71.58     2.25
16.001% to 16.500%            353      67,238,527        4.81    10.280       616      190,477     91.57     42.93    75.97     0.68
16.501% to 17.000%            172      33,133,856        2.37    10.758       624      192,639     92.82     42.11    77.51     6.54
17.001% to 17.500%             88      15,672,482        1.12    11.283       620      178,096     96.16     42.38    78.74     0.64
17.501% to 18.000%             61      10,750,462        0.77    11.775       637      176,237     99.40     46.75    76.02     0.52
18.001% to 18.500%             24       4,857,900        0.35    12.325       631      202,413     99.87     45.25    59.38     0.00
18.501% to 19.000%              5       1,898,465        0.14    12.683       631      379,693     99.84     49.12   100.00     0.00
19.001% to 19.500%              1          59,000        0.00    13.050       633       59,000    100.00     20.00   100.00     0.00
                            -----   -------------      ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                      6,014   1,398,943,413      100.00     8.734       641      232,614     85.64     44.16    72.10     4.24
                            =====   =============      ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.350% per annum to 19.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.734% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
NEXT RATE                MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT DATE            LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
---------------          --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
November 2007                   9       1,827,200        0.13     8.606       628      203,022     82.14     46.95    84.31    29.04
December 2007                  14       3,356,168        0.24     8.711       640      239,726     80.52     44.56    88.53    19.49
May 2008                       13       2,395,028        0.17     8.965       642      184,233     83.15     41.92    82.23     0.00
June 2008                       9       2,023,320        0.14     8.822       673      224,813     87.43     32.46   100.00     0.00
October 2008                    1         200,982        0.01     7.750       609      200,982     30.61     37.00     0.00     0.00
November 2008                  10       2,198,048        0.16     8.365       645      219,805     89.07     46.57    38.82     9.76
December 2008                   7       2,049,374        0.15     7.533       663      292,768     77.62     48.29    44.53    70.50
January 2009                   21       6,275,050        0.45     7.503       663      298,812     82.65     41.26    67.24    49.55
February 2009                  10       4,792,464        0.34     7.823       647      479,246     80.67     42.65    68.02    29.63
March 2009                      2         549,928        0.04     8.459       630      274,964     77.61     42.30     0.00     0.00
April 2009                      3         506,819        0.04     8.543       588      168,940     88.09     48.44    30.92     0.00
May 2009                    2,518     570,818,598       40.80     8.796       638      226,695     85.51     44.14    75.29     3.06
June 2009                   2,286     531,588,732       38.00     8.853       641      232,541     86.33     44.27    71.01     2.89
November 2009                   6       3,047,125        0.22     8.024       670      507,854     80.27     44.14    43.28    20.97
December 2009                   1         101,209        0.01     7.400       593      101,209     80.00     45.00   100.00     0.00
January 2010                   15       6,094,619        0.44     7.166       667      406,308     79.24     40.52    73.11    46.98
February 2010                   3       1,524,489        0.11     7.893       607      508,163     82.69     42.58    68.05     0.00
March 2010                      3         903,434        0.06     7.176       638      301,145     78.08     46.10    49.10     0.00
April 2010                      2       1,399,676        0.10     7.770       603      699,838     74.23     49.43   100.00     0.00
May 2010                      533     123,803,025        8.85     8.511       643      232,276     85.26     44.22    69.14     4.63
June 2010                     446     107,839,544        7.71     8.424       650      241,793     85.35     44.29    64.04     6.38
May 2011                        1         458,800        0.03     9.750       631      458,800     80.00     48.00   100.00     0.00
November 2011                   1         238,500        0.02     8.600       663      238,500     90.00     37.00   100.00   100.00
January 2012                    1          57,833        0.00     7.700       605       57,833     64.44     26.00   100.00     0.00
May 2012                       50      12,988,592        0.93     8.522       659      259,772     85.00     45.16    84.87    15.84
June 2012                      49      11,904,855        0.85     8.445       652      242,956     83.98     42.17    69.40     5.37
                            -----   -------------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                      6,014   1,398,943,413      100.00     8.734       641      232,614     85.64     44.16    72.10     4.24
                            =====   =============      ======     =====       ===      =======     =====     =====   ======   ======

GROUP ONE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $682,157,720
Aggregate Original Principal Balance      $682,189,862
Number of Mortgage Loans                         3,238

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $50,000   $720,000    $210,682
Outstanding Principal Balance   $50,000   $720,000    $210,673

                                                       WEIGHTED
                                MINIMUM    MAXIMUM   AVERAGE (2)
                                -------   --------   -----------
Original Term (mos)                180        360         359
Stated remaining Term (mos)        179        360         359
Loan Age (mos)                       0          8           1
Current Interest Rate            5.800%    12.300%      8.737%
Initial Interest Rate Cap(4)     1.000%     3.000%      2.991%
Periodic Rate Cap(4)             1.000%     1.000%      1.000%
Gross Margin(4)                  2.750%     6.750%      5.776%
Maximum Mortgage Rate(4)        11.800%    18.300%     14.714%
Minimum Mortgage Rate(4)         5.800%    12.300%      8.714%
Months to Roll(4)                    5         60          26
Original Loan-to-Value           16.33%    100.00%      85.73%
Combined Loan-to-Value           16.33%    100.00%      87.21%
Credit Score (3)                   540        809         633

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2022   06/01/2037

                           PERCENT OF
                            MORTGAGE
                              POOL
                           ----------
LIEN POSITION
1st Lien                     100.00%
2nd Lien                       0.00%
OCCUPANCY
Primary                       92.82%
Second Home                    1.06%
Investment                     6.12%
LOAN TYPE
Fixed Rate                    17.45%
ARM                           82.55%
AMORTIZATION TYPE
Fully Amortizing              36.85%
Interest Only                  3.26%
15/30 Balloon                  0.00%
30/40 Balloon                 17.92%
30/50 Balloon                 41.97%

                           PERCENT OF
                            MORTGAGE
                              POOL
                           ----------
YEAR OF ORIGINATION
2006                          0.25%
2007                         99.75%
LOAN PURPOSE
Purchase                     25.34%
Refinance - Rate/Term        10.89%
Refinance - Cashout          63.77%
PROPERTY TYPE
Single Family                73.28%
Condominium                   4.82%
Planned Unit Development     13.53%
Two- to Four-Family           8.37%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
RANGE OF                 MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES             LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
--------------           --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%               3         664,676       0.10      5.972      720      221,559      70.54     45.76     87.26   37.41
6.001% to 6.500%              38       8,159,090       1.20      6.356      697      214,713      71.20     42.39     75.32   12.52
6.501% to 7.000%             104      24,472,818       3.59      6.805      677      235,316      74.58     43.28     66.15    2.77
7.001% to 7.500%             196      46,518,126       6.82      7.311      663      237,337      78.67     43.37     63.13    5.57
7.501% to 8.000%             417      96,052,211      14.08      7.807      653      230,341      82.83     44.37     64.41    2.93
8.001% to 8.500%             484     108,576,405      15.92      8.293      639      224,331      84.60     45.43     59.34    4.55
8.501% to 9.000%             645     139,551,804      20.46      8.779      631      216,359      87.14     44.65     61.53    3.55
9.001% to 9.500%             501     100,374,714      14.71      9.295      618      200,349      87.74     45.12     69.79    2.68
9.501% to 10.000%            495      95,147,026      13.95      9.768      612      192,216      89.67     45.89     66.47    1.75
10.001% to 10.500%           215      38,949,143       5.71     10.261      602      181,159      90.61     44.57     63.84    0.87
10.501% to 11.000%            84      14,636,917       2.15     10.727      615      174,249      91.40     44.20     72.04    1.34
11.001% to 11.500%            36       6,308,370       0.92     11.228      605      175,233      93.54     44.38     66.55    1.60
11.501% to 12.000%            19       2,551,421       0.37     11.818      635      134,285      98.86     48.20     87.13    0.00
12.001% to 12.500%             1         195,000       0.03     12.300      642      195,000     100.00     54.00    100.00    0.00
                           -----     -----------     ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                     3,238     682,157,720     100.00      8.737      633      210,673      85.73     44.81     64.47    3.26
                           =====     ===========     ======     ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.800% per annum to 12.300% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.737% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
RANGE OF                    OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
REMAINING TERMS          MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                   LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
---------------          --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                    18       2,505,810       0.37      7.785      652      139,212      73.47     42.28     72.42    5.21
229 to 240                     1         175,000       0.03      8.200      643      175,000      87.50     34.00    100.00    0.00
349 to 360                 3,219     679,476,910      99.61      8.741      633      211,083      85.78     44.83     64.43    3.25
                           -----     -----------     ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                     3,238     682,157,720     100.00      8.737      633      210,673      85.73     44.81     64.47    3.26
                           =====     ===========     ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
RANGE OF ORIGINAL           OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
MORTGAGE LOAN            MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PRINCIPAL BALANCES         LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
------------------       --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                3         150,000       0.02      9.633      626       50,000      75.81     34.33    100.00    0.00
$50,001 to $100,000          240      20,202,526       2.96      9.405      626       84,177      85.09     41.91     84.21    1.71
$100,001 to $150,000         758      96,838,149      14.20      9.027      629      127,755      85.39     43.72     84.69    1.91
$150,001 to $200,000         770     134,631,093      19.74      8.745      630      174,846      83.87     44.07     71.43    3.10
$200,001 to $250,000         504     113,025,936      16.57      8.650      634      224,258      85.45     45.25     63.72    3.35
$250,001 to $300,000         367     100,640,097      14.75      8.677      632      274,224      85.93     45.33     57.86    4.69
$300,001 to $350,000         284      92,663,803      13.58      8.624      635      326,281      87.45     45.27     55.80    2.47
$350,001 to $400,000         214      80,313,660      11.77      8.688      635      375,297      87.11     45.72     50.90    2.32
$400,001 to $450,000          65      27,023,278       3.96      8.465      638      415,743      86.01     45.75     58.17    6.27
$450,001 to $500,000          19       9,124,820       1.34      8.766      658      480,254      87.64     45.30     10.17   10.71
$500,001 to $550,000          12       6,194,358       0.91      8.130      677      516,197      87.16     47.00     58.01    8.67
$600,001 to $650,000           1         630,000       0.09      7.800      686      630,000      90.00     50.00    100.00    0.00
$700,001 to $750,000           1         720,000       0.11      7.750      695      720,000      90.00     49.00    100.00    0.00
                           -----     -----------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                     3,238     682,157,720     100.00      8.737      633      210,673      85.73     44.81     64.47    3.26
                           =====     ===========     ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $50,000 to approximately $720,000 and the average outstanding principal balance of the Mortgage Loans was approximately $210,673.

PRODUCT TYPES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES              LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
-------------            --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Balloon - 30/50              153      30,540,781       4.48      9.075      625      199,613      84.34     45.68     63.14    0.00
ARM - 1 Year/6 Month           7       1,229,875       0.18      8.744      632      175,696      86.46     46.28     71.00    0.00
ARM - 2 Year/6 Month
   (50 due in 30)            827     198,432,592      29.09      8.633      637      239,943      86.30     46.29     61.49    0.00
ARM - 3 Year/6 Month
   (50 due in 30)            218      53,739,804       7.88      8.177      647      246,513      85.15     45.77     64.71    0.00
ARM - 5 Year/6 Month
   (50 due in 30)             15       3,575,221       0.52      8.209      646      238,348      81.09     40.90     65.92    0.00
15 Year Fixed Loans           18       2,505,810       0.37      7.785      652      139,212      73.47     42.28     72.42    5.21
20 Year Fixed Loans            1         175,000       0.03      8.200      643      175,000      87.50     34.00    100.00    0.00
2/28 LIBOR Loans             780     151,570,950      22.22      8.916      628      194,322      86.52     43.41     66.37    6.32
2/28 LIBOR Loans
   (40 due in 30)            406      89,657,869      13.14      8.922      619      220,832      86.44     45.47     63.20    0.00
30 Year Fixed Loans          425      71,990,368      10.55      8.779      639      169,389      83.00     41.97     70.31    6.48
30/40 Balloon Loans           73      13,794,172       2.02      8.928      630      188,961      84.40     45.12     69.10    0.00
3/27 LIBOR Loans             198      39,523,584       5.79      8.691      638      199,614      85.93     44.08     62.53   15.37
3/27 LIBOR Loans
   (40 due in 30)             72      15,987,375       2.34      8.711      634      222,047      88.07     46.47     58.10    0.00
5/25 LIBOR Loans              22       4,658,960       0.68      8.477      665      211,771      84.81     46.69     70.14   32.43
5/25 LIBOR Loans
   (40 due in 30)             12       2,801,500       0.41      8.474      654      233,458      88.37     42.54     74.89    0.00
Six Month LIBOR Loans         11       1,973,860       0.29      8.665      636      179,442      81.84     46.86     85.48   14.52
                           -----     -----------     ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                     3,238     682,157,720     100.00      8.737      633      210,673      85.73     44.81     64.47    3.26
                           =====     ===========     ======      =====      ===      =======      =====     =====    ======   =====

AMORTIZATION TYPE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE          LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-----------------        --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing           1,366     251,385,253      36.85      8.870      630      184,030      85.41     43.07    67.87      0.00
Balloon                    1,776     408,529,314      59.89      8.678      633      230,028      86.00     45.89    62.67      0.00
60 Month Interest-Only        91      20,732,404       3.04      8.400      664      227,829      84.38     44.12    61.22    100.00
120 Month Interest-Only        5       1,510,750       0.22      7.536      697      302,150      83.78     52.99    29.34    100.00
                           -----     -----------     ------      -----      ---      -------      -----     -----    -----    ------
TOTAL:                     3,238     682,157,720     100.00      8.737      633      210,673      85.73     44.81    64.47      3.26
                           =====     ===========     ======      =====      ===      =======      =====     =====    =====    ======

ADJUSTMENT TYPE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT TYPE            LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------          --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                        2,568     563,151,589      82.55      8.714      633      219,296      86.24     45.14    63.63     3.10
Fixed Rate                   670     119,006,131      17.45      8.851      634      177,621      83.31     43.28    68.42     4.03
                           -----     -----------     ------      -----      ---      -------      -----     -----    -----     ----
TOTAL:                     3,238     682,157,720     100.00      8.737      633      210,673      85.73     44.81    64.47     3.26
                           =====     ===========     ======      =====      ===      =======      =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
GEOGRAPHIC               MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DISTRIBUTION               LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------             --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                       21       3,018,865       0.44      8.756      647      143,755      87.01     46.37     69.22    0.00
Arizona                      101      21,040,008       3.08      8.710      638      208,317      85.56     44.34     65.75    2.47
Arkansas                       6         577,333       0.08      9.309      605       96,222      88.79     39.91     83.22    0.00
California                   260      77,552,766      11.37      8.020      646      298,280      82.22     46.00     55.31    3.34
Colorado                      65      13,450,230       1.97      8.824      633      206,927      87.22     45.26     80.72    2.37
Connecticut                   33       7,861,332       1.15      8.908      621      238,222      85.79     45.02     64.63    9.46
Delaware                       2         390,199       0.06      8.010      673      195,099      89.38     41.12     43.80    0.00
District of Columbia           2         450,700       0.07      9.106      605      225,350      75.60     52.43    100.00    0.00
Florida                      300      66,125,330       9.69      8.510      637      220,418      84.24     44.81     50.17    2.03
Georgia                      121      21,399,503       3.14      9.296      630      176,855      88.03     43.83     78.60    4.44
Idaho                         21       4,159,545       0.61      8.845      634      198,074      89.18     47.31     87.42    0.00
Illinois                     349      73,968,552      10.84      9.110      623      211,944      86.57     45.77     54.40    1.89
Indiana                       69       9,126,379       1.34      9.064      612      132,266      87.99     44.67     77.82    0.00
Iowa                           9       1,362,899       0.20      9.182      616      151,433      88.94     43.08     87.85    0.00
Kansas                         6         822,145       0.12      9.156      597      137,024      87.34     41.73    100.00    0.00
Kentucky                      17       2,714,305       0.40      9.427      611      159,665      88.89     41.66     75.82    8.09
Louisiana                     10       1,416,900       0.21      9.658      600      141,690      88.07     43.48     87.93    0.00
Maine                          7       1,684,200       0.25      9.914      628      240,600      89.00     43.02     67.63    0.00
Maryland                      63      15,703,475       2.30      8.940      626      249,262      84.88     46.00     66.06    2.90
Massachusetts                 59      15,137,642       2.22      9.045      628      256,570      82.90     46.96     67.49    0.97
Michigan                     104      16,899,572       2.48      9.487      624      162,496      89.36     43.16     67.42    1.12
Minnesota                     94      19,060,178       2.79      8.675      635      202,768      87.51     45.52     77.53    6.12
Mississippi                    8       1,051,385       0.15      8.909      711      131,423      87.12     42.25     62.75    0.00
Missouri                      58       8,781,469       1.29      9.372      624      151,405      88.78     44.67     77.52    2.32
Montana                        3         639,900       0.09      8.024      619      213,300      86.68     46.77    100.00    0.00
Nebraska                       6         854,364       0.13      9.250      633      142,394      93.18     44.03     78.66    0.00
Nevada                        52      12,990,323       1.90      8.428      648      249,814      86.53     45.79     59.75    2.12
New Hampshire                  9       1,898,450       0.28      8.708      628      210,939      86.55     45.51     88.39    0.00
New Jersey                   100      28,853,530       4.23      8.738      629      288,535      86.10     46.23     45.62    0.75
New Mexico                    22       3,707,169       0.54      9.028      630      168,508      86.35     42.58     86.19   10.92
New York                     139      39,372,069       5.77      8.640      638      283,252      85.29     44.85     50.48    7.24
North Carolina               187      27,422,281       4.02      9.265      631      146,643      86.70     42.71     86.94    2.65
North Dakota                   1         149,900       0.02     10.650      640      149,900     100.00     42.00    100.00    0.00
Ohio                          82      12,902,487       1.89      8.927      628      157,347      87.91     42.89     71.62    3.43
Oklahoma                      10         990,700       0.15      9.487      640       99,070      87.21     36.86    100.00    0.00
Oregon                        98      21,580,386       3.16      8.268      643      220,208      83.97     42.57     76.09    8.30
Pennsylvania                  65      11,532,199       1.69      8.790      633      177,418      87.07     44.09     64.80    5.26
Rhode Island                  29       7,402,685       1.09      8.736      645      255,265      85.33     46.67     61.71    3.78
South Carolina                27       4,620,390       0.68      9.468      615      171,126      87.51     42.71     87.59    2.88
South Dakota                   3         345,500       0.05      9.170      640      115,167      89.05     44.72    100.00    0.00
Tennessee                     52       8,002,129       1.17      8.920      625      153,887      87.16     46.65     73.91    0.00
Texas                         90      15,054,845       2.21      8.718      630      167,276      86.52     44.22     78.39    1.69
Utah                         164      32,288,327       4.73      8.492      638      196,880      85.07     43.30     72.12    4.66
Vermont                        3         487,000       0.07      8.218      605      162,333      80.62     45.24    100.00   41.07
Virginia                      26       6,114,835       0.90      8.685      628      235,186      88.73     46.54     49.74    0.00
Washington                   176      43,508,837       6.38      8.476      638      247,209      85.86     43.87     68.72    4.39
West Virginia                  2         253,800       0.04     10.795      622      126,900      93.69     43.21    100.00    0.00
Wisconsin                    107      17,430,707       2.56      9.164      624      162,904      87.63     44.98     77.43    2.27
                           -----     -----------     ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                     3,238     682,157,720     100.00      8.737      633      210,673      85.73     44.81     64.47    3.26
                           =====     ===========     ======     ======      ===      =======     ======     =====    ======   =====

No more than approximately 0.34% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
RANGE OF ORIGINAL        MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------------     --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                31       5,043,742       0.74      7.941      629      162,701      40.16     38.25    41.79     3.26
50.01% to 55.00%              19       3,958,369       0.58      7.579      633      208,335      53.58     43.38    69.44     0.00
55.01% to 60.00%              32       6,227,960       0.91      8.016      622      194,624      57.57     41.86    40.39     0.00
60.01% to 65.00%              58      11,338,827       1.66      7.827      622      195,497      63.34     41.42    60.29     3.00
65.01% to 70.00%              97      18,212,300       2.67      8.029      619      187,756      68.38     40.70    70.31     3.12
70.01% to 75.00%             113      25,820,548       3.79      8.137      624      228,500      73.86     43.65    57.38     2.12
75.01% to 80.00%             786     155,758,996      22.83      8.215      641      198,167      79.64     44.86    72.11     5.18
80.01% to 85.00%             365      78,269,368      11.47      8.796      606      214,437      84.41     44.21    64.65     2.89
85.01% to 90.00%             934     205,682,697      30.15      8.778      630      220,217      89.70     44.82    60.91     3.96
90.01% to 95.00%             714     158,154,194      23.18      9.345      645      221,504      94.91     46.08    61.47     1.19
95.01% to 100.00%             89      13,690,720       2.01     10.495      661      153,828      99.91     47.60    91.51     2.01
                           -----     -----------     ------     ------      ---      -------      -----     -----    -----     ----
TOTAL:                     3,238     682,157,720     100.00      8.737      633      210,673      85.73     44.81    64.47     3.26
                           =====     ===========     ======     ======      ===      =======      =====     =====    =====     ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.33% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
RANGE OF COMBINED        MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)   IO (%)
--------------------     --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 31       5,043,742        0.74     7.941       629      162,701     40.16     38.25    41.79     3.26
50.01% to 55.00%               19       3,958,369        0.58     7.579       633      208,335     53.58     43.38    69.44     0.00
55.01% to 60.00%               32       6,227,960        0.91     8.016       622      194,624     57.57     41.86    40.39     0.00
60.01% to 65.00%               57      11,145,642        1.63     7.834       621      195,538     63.32     41.55    59.60     3.05
65.01% to 70.00%               97      18,212,300        2.67     8.029       619      187,756     68.38     40.70    70.31     3.12
70.01% to 75.00%              112      25,610,548        3.75     8.136       623      228,666     73.85     43.69    57.03     2.14
75.01% to 80.00%              477     103,012,400       15.10     8.040       631      215,959     79.49     42.91    58.75     4.88
80.01% to 85.00%              364      78,137,618       11.45     8.793       606      214,664     84.41     44.20    64.59     2.90
85.01% to 90.00%              949     209,309,792       30.68     8.748       631      220,558     89.51     44.80    61.58     4.24
90.01% to 95.00%              733     162,009,015       23.75     9.320       646      221,022     94.54     46.05    62.39     1.48
95.01% to 100.00%             367      59,490,334        8.72     9.116       660      162,099     84.54     48.92    96.46     3.45
                            -----     -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      3,238     682,157,720      100.00     8.737       633      210,673     85.73     44.81    64.47     3.26
                            =====     ===========      ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 16.33% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 87.21%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 7.83% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.83%.

DEBT-TO-INCOME RATIOS

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
RANGE OF DEBT-TO-        MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
INCOME RATIOS              LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)   IO (%)
-----------------        --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.01% to 25.00%               73      14,181,846        2.08     8.334       646      194,272     81.00     23.15    77.31     2.12
25.01% to 30.00%              176      32,563,591        4.77     8.594       634      185,020     82.96     28.20    72.46     4.24
30.01% to 35.00%              280      53,131,359        7.79     8.584       634      189,755     83.76     33.32    63.92     2.73
35.01% to 40.00%              427      87,370,321       12.81     8.694       632      204,614     84.52     38.31    64.48     4.53
40.01% to 45.00%              590     124,319,414       18.22     8.784       630      210,711     86.13     43.29    54.40     2.38
45.01% to 50.00%              832     184,417,887       27.03     8.851       629      221,656     86.28     48.19    60.77     3.09
50.01% to 55.00%              860     186,173,302       27.29     8.714       639      216,481     86.90     53.37    72.63     3.49
                            -----     -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      3,238     682,157,720      100.00     8.737       633      210,673     85.73     44.81    64.47     3.26
                            =====     ===========      ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 21.00% to 55.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 44.81%.

LOAN PURPOSE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE               LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)   IO (%)
------------             --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout         1,943     434,991,498       63.77     8.676       626      223,876     84.64     44.40    54.13     2.94
Purchase                      914     172,870,419       25.34     8.976       651      189,136     88.80     46.26    87.82     3.69
Refinance - Rate Term         381      74,295,803       10.89     8.541       636      195,002     84.98     43.87    70.66     4.16
                            -----     -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      3,238     682,157,720      100.00     8.737       633      210,673     85.73     44.81    64.47     3.26
                            =====     ===========      ======     =====       ===      =======     =====     =====    =====     ====

PROPERTY TYPE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE              LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)   IO (%)
-------------            --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family               2,458     499,886,550       73.28     8.779       630      203,371     85.83     44.56    65.03     3.30
Planned Unit
   Development                415      92,295,714       13.53     8.638       635      222,399     86.27     45.42    70.61     1.54
Two- to Four-Family           197      57,098,861        8.37     8.492       649      289,842     83.76     45.80    52.21     5.03
Condominium                   168      32,876,595        4.82     8.815       653      195,694     86.15     45.25    59.95     4.44
                            -----     -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      3,238     682,157,720      100.00     8.737       633      210,673     85.73     44.81    64.47     3.26
                            =====     ===========      ======     =====       ===      =======     =====     =====    =====     ====

DOCUMENTATION

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION              LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)   IO (%)
-------------            --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          2,251     439,765,171       64.47     8.757       631      195,364     85.79     44.94   100.00     2.99
Rapid                         840     206,861,352       30.32     8.612       635      246,264     85.99     44.84     0.00     3.65
Stated Income                 110      26,736,531        3.92     9.449       653      243,059     82.07     42.27     0.00     4.70
Limited Income
   Verifictation               32       7,938,291        1.16     8.408       643      248,072     86.99     45.87     0.00     3.78
Blended                         4         685,375        0.10     9.429       667      171,344     94.69     43.74     0.00     0.00
Stated Plus                     1         171,000        0.03     9.850       685      171,000     95.00     42.00     0.00     0.00
                            -----     -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                      3,238     682,157,720      100.00     8.737       633      210,673     85.73     44.81    64.47     3.26
                            =====     ===========      ======     =====       ===      =======     =====     =====   ======     ====

OCCUPANCY

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                  LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)   IO (%)
---------                --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                     2,986     633,178,138       92.82     8.763       630      212,049     85.79     44.96    62.68     2.84
Investment                    221      41,744,917        6.12     8.349       686      188,891     84.56     43.06    88.38    10.19
Second Home                    31       7,234,665        1.06     8.768       667      233,376     87.35     42.53    82.91     0.00
                            -----     -----------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                      3,238     682,157,720      100.00     8.737       633      210,673     85.73     44.81    64.47     3.26
                            =====     ===========      ======     =====       ===      =======     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
MORTGAGE LOANS AGE       MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                   LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)   IO (%)
------------------       --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                           1,429     311,271,827       45.63     8.733       635      217,825     85.77     44.98    62.07     2.98
1                           1,791     366,829,576       53.77     8.749       632      204,818     85.78     44.67    66.60     3.34
2                               4         706,652        0.10     8.104       596      176,663     74.38     40.96    50.46     0.00
3                               4         692,467        0.10     8.908       616      173,117     87.67     50.00    62.10    24.83
4                               3         978,328        0.14     7.918       589      326,109     80.58     40.12    72.59     0.00
5                               5       1,302,685        0.19     7.784       637      260,537     82.11     47.28    59.54    41.21
7                               1         175,204        0.03     7.500       686      175,204     80.00     48.00     0.00     0.00
8                               1         200,982        0.03     7.750       609      200,982     30.61     37.00     0.00     0.00
                            -----     -----------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                      3,238     682,157,720      100.00     8.737       633      210,673     85.73     44.81    64.47     3.26
                            =====     ===========      ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE    AVERAGE   DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT      MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM               LOANS         ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)   IO (%)
-------------------      --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                        1,117     233,679,113       34.26     9.042       630      209,202     85.83     45.01    65.11     3.46
12 Months                     192      46,722,979        6.85     8.875       641      243,349     86.52     45.05    58.01     8.11
24 Months                   1,196     255,500,043       37.45     8.608       631      213,629     86.15     44.95    65.68     1.61
36 Months                     733     146,255,585       21.44     8.433       640      199,530     84.58     44.17    63.37     4.28
                            -----     -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      3,238     682,157,720      100.00     8.737       633      210,673     85.73     44.81    64.47     3.26
                            =====     ===========      ======     =====       ===      =======     =====     =====    =====     ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
RANGE OF CREDIT SCORES     LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------------   --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
526 to 550                     84      16,217,202        2.38     9.450       545      193,062     77.45     44.03    83.00     3.18
551 to 575                    275      51,842,139        7.60     9.392       564      188,517     82.08     44.07    73.43     0.00
576 to 600                    401      81,485,684       11.95     9.342       589      203,206     85.57     44.26    71.12     0.41
601 to 625                    762     160,932,035       23.59     8.868       613      211,197     86.24     45.30    64.25     1.65
626 to 650                    698     147,575,375       21.63     8.753       638      211,426     86.75     45.12    61.84     2.63
651 to 675                    518     114,499,894       16.78     8.419       662      221,042     86.48     44.70    55.00     5.39
676 to 700                    271      58,975,680        8.65     8.053       686      217,622     85.39     44.79    65.37     6.22
701 to 725                    118      27,603,625        4.05     7.940       712      233,929     86.97     45.04    63.71     9.42
726 to 750                     58      12,410,409        1.82     7.822       736      213,973     86.59     45.00    63.27    15.62
751 to 775                     35       7,206,494        1.06     7.924       762      205,900     85.50     44.61    83.62     6.64
776 to 800                     16       3,008,832        0.44     8.253       787      188,052     86.81     38.74    74.47     0.00
801 to 809                      2         400,350        0.06     7.258       809      200,175     66.02     41.65   100.00     0.00
                            -----     -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                      3,238     682,157,720      100.00     8.737       633      210,673     85.73     44.81    64.47     3.26
                            =====     ===========      ======     =====       ===      =======     =====     =====   ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 633.

CREDIT GRADE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT GRADE               LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------             --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                    AGGREGATE                                        AVERAGE              WEIGHTED
                        NUMBER      PRINCIPAL                WEIGHTED   WEIGHTED    PRINCIPAL   WEIGHTED   AVERAGE
                          OF         BALANCE     PERCENT OF   AVERAGE    AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF GROSS         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON     CREDIT    OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MARGINS                  LOANS         ($)        POOL (%)      (%)       SCORE        ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------         --------  --------------  ----------  --------  ----------  -----------  --------  --------  -------  -------
2.501% to 3.000%             23       5,092,650        0.90     7.855  669.689877      221,420     84.48     41.38    87.96    22.07
4.001% to 4.500%             10       2,104,250        0.37     9.890         598      210,425     74.41     41.38    35.64     0.00
4.501% to 5.000%             70      13,768,759        2.44     9.310         604      196,697     86.49     45.16    59.24     1.41
5.001% to 5.500%            980     203,354,927       36.11     8.320         633      207,505     78.34     44.94    64.72     3.38
5.501% to 6.000%            883     204,675,147       36.34     8.661         626      231,795     88.35     44.83    60.66     3.64
6.001% to 6.500%            601     133,832,855       23.76     9.339         647      222,684     95.23     46.12    66.40     1.36
6.501% to 7.000%              1         323,000        0.06    11.250         604      323,000     95.00     45.00   100.00     0.00
                          -----     -----------      ------    ------  ----------      -------     -----     -----   ------    -----
TOTAL:                    2,568     563,151,589      100.00     8.714         633      219,296     86.24     45.14    63.63     3.10
                          =====     ===========      ======    ======  ==========      =======     =====     =====   ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.776% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES             LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------         --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%              3         664,676        0.12     5.972       720      221,559     70.54     45.76    87.26    37.41
12.001% to 12.500%             21       5,212,400        0.93     6.378       692      248,210     74.54     43.48    66.16    19.59
12.501% to 13.000%             71      17,529,757        3.11     6.822       668      246,898     75.13     44.99    62.71     2.88
13.001% to 13.500%            169      39,950,776        7.09     7.318       659      236,395     79.28     43.16    62.74     6.48
13.501% to 14.000%            347      81,297,768       14.44     7.807       651      234,288     83.67     44.57    66.28     2.68
14.001% to 14.500%            418      96,228,266       17.09     8.292       636      230,211     84.90     45.83    59.26     4.09
14.501% to 15.000%            524     117,583,615       20.88     8.776       631      224,396     87.72     44.81    60.14     3.04
15.001% to 15.500%            405      83,524,229       14.83     9.297       621      206,233     88.44     45.31    70.18     2.66
15.501% to 16.000%            381      76,599,532       13.60     9.764       614      201,049     90.01     46.27    64.03     0.94
16.001% to 16.500%            147      28,987,550        5.15    10.260       607      197,194     91.01     45.36    61.10     0.57
16.501% to 17.000%             47       9,453,012        1.68    10.725       617      201,128     90.97     44.37    73.82     2.07
17.001% to 17.500%             23       4,196,821        0.75    11.236       607      182,470     93.23     44.61    63.93     2.40
17.501% to 18.000%             11       1,728,187        0.31    11.849       642      157,108     99.07     49.80    81.00     0.00
18.001% to 18.500%              1         195,000        0.03    12.300       642      195,000    100.00     54.00   100.00     0.00
                            -----     -----------      ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                      2,568     563,151,589      100.00     8.714       633      219,296     86.24     45.14    63.63     3.10
                            =====     ===========      ======    ======       ===      =======    ======     =====   ======    =====


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.800% per annum to 18.300% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.714% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
NEXT RATE                MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT DATE            LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------          --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
November 2007                   6       1,145,600        0.20     9.308      601       190,933     83.42     46.57    74.98    25.02
December 2007                   6       1,143,260        0.20     8.540      650       190,543     82.50     46.64   100.00     0.00
May 2008                        4         695,750        0.12     9.183      620       173,938     86.93     47.55    75.15     0.00
June 2008                       2         350,300        0.06     7.867      624       175,150     81.03     44.42   100.00     0.00
October 2008                    1         200,982        0.04     7.750      609       200,982     30.61     37.00     0.00     0.00
November 2008                   1         175,204        0.03     7.500      686       175,204     80.00     48.00     0.00     0.00
January 2009                    1         199,933        0.04     8.350      661       199,933     80.00     43.00     0.00     0.00
February 2009                   2         595,081        0.11     8.413      566       297,541     80.95     45.99    54.94     0.00
March 2009                      1         262,440        0.05     8.250      573       262,440     75.00     47.00     0.00     0.00
April 2009                      3         506,819        0.09     8.543      588       168,940     88.09     48.44    30.92     0.00
May 2009                    1,123     238,642,101       42.38     8.769      630       212,504     86.25     44.93    66.11     2.63
June 2009                     883     199,318,697       35.39     8.819      631       225,729     86.69     45.37    60.75     1.65
January 2010                    2         863,997        0.15     7.102      630       431,998     80.00     49.41    62.13    62.13
February 2010                   1         383,246        0.07     7.150      625       383,246     80.00     31.00   100.00     0.00
March 2010                      1         131,719        0.02     8.150      587       131,719     85.00     55.00   100.00     0.00
April 2010                      1         199,833        0.04     6.990      616       199,833     39.60     22.00   100.00     0.00
May 2010                      276      61,259,175       10.88     8.520      639       221,954     86.10     44.99    62.41     4.51
June 2010                     205      46,041,770        8.18     8.364      647       224,594     85.86     45.73    62.82     6.03
May 2012                       26       5,698,851        1.01     8.455      665       219,187     86.17     45.02    76.15    21.18
June 2012                      23       5,336,830        0.95     8.319      647       232,036     82.73     42.42    63.40     5.70
                            -----     -----------      ------     -----      ---       -------     -----     -----   ------    -----
TOTAL:                      2,568     563,151,589      100.00     8.714      633       219,296     86.24     45.14    63.63     3.10
                            =====     ===========      ======     =====      ===       =======     =====     =====   ======    =====

GROUP TWO MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $1,000,127,722
Aggregate Original Principal Balance      $1,000,180,268
Number of Mortgage Loans                           4,698

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $33,500   $1,300,000     $212,895
Outstanding Principal Balance   $33,399   $1,300,000     $212,884

                                                         WEIGHTED
                                MINIMUM     MAXIMUM    AVERAGE (2)
                                -------   ----------   -----------
Original Term (mos)                 180        360          359
Stated remaining Term (mos)         179        360          359
Loan Age (mos)                        0          7            1
Current Interest Rate             5.350%    13.400%       8.818%
Initial Interest Rate Cap(4)      1.000%     3.000%       2.990%
Periodic Rate Cap(4)              1.000%     1.000%       1.000%
Gross Margin(4)                   2.750%     6.400%       5.700%
Maximum Mortgage Rate(4)         11.350%    19.050%      14.748%
Minimum Mortgage Rate(4)          5.350%    13.050%       8.748%
Months to Roll(4)                     5         60           26
Original Loan-to-Value            15.06%    100.00%       85.01%
Combined Loan-to-Value            15.06%    100.00%       91.72%
Credit Score (3)                    540        808          645

                                 EARLIEST      LATEST
                                ----------   ----------
Maturity Date                   05/01/2022   06/01/2037

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
LIEN POSITION
1st Lien                           100.00%
2nd Lien                             0.00%

OCCUPANCY
Primary                             96.78%
Second Home                          0.33%
Investment                           2.90%

LOAN TYPE
Fixed Rate                          16.43%
ARM                                 83.57%

AMORTIZATION TYPE
Fully Amortizing                    32.92%
Interest Only                        5.20%
15/30 Balloon                        0.01%
30/40 Balloon                       13.19%
30/50 Balloon                       48.69%

                                  PERCENT OF
                                MORTGAGE POOL
                                -------------
YEAR OF ORIGINATION
2006                                 2.26%
2007                                97.74%

LOAN PURPOSE
Purchase                            64.08%
Refinance - Rate/Term                5.02%
Refinance - Cashout                 30.90%

PROPERTY TYPE
Single Family                       68.48%
Condominium                          4.66%
Planned Unit Development            21.52%
Two- to Four-Family                  5.34%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                 MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES             LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
--------------           --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.500% or less                  1         823,138        0.08     5.350       702      823,138     62.26     52.00   100.00     0.00
5.501% to 6.000%                5       1,097,500        0.11     5.967       713      219,500     52.02     43.33   100.00     0.00
6.001% to 6.500%               30      11,567,395        1.16     6.377       698      385,580     75.31     38.90    83.41    31.17
6.501% to 7.000%              120      36,860,824        3.69     6.834       691      307,174     78.08     41.69    75.39    11.97
7.001% to 7.500%              244      71,287,935        7.13     7.330       676      292,164     79.12     44.18    79.87    11.51
7.501% to 8.000%              561     151,965,009       15.19     7.818       662      270,882     81.84     43.81    73.89     7.28
8.001% to 8.500%              617     156,239,765       15.62     8.295       650      253,225     82.77     44.04    75.82     4.10
8.501% to 9.000%              808     171,343,195       17.13     8.777       640      212,058     84.49     42.62    79.38     2.07
9.001% to 9.500%              708     138,900,558       13.89     9.288       632      196,187     85.99     43.02    77.58     4.62
9.501% to 10.000%             745     132,367,112       13.24     9.764       623      177,674     88.79     42.68    77.36     3.88
10.001% to 10.500%            328      51,978,118        5.20    10.284       620      158,470     91.35     41.30    88.01     1.06
10.501% to 11.000%            231      33,497,886        3.35    10.763       623      145,012     92.60     40.54    81.49     6.33
11.001% to 11.500%            131      17,670,656        1.77    11.280       623      134,891     96.53     41.32    88.86     0.93
11.501% to 12.000%            107      14,788,664        1.48    11.765       628      138,212     98.20     45.62    81.25     1.87
12.001% to 12.500%             42       6,364,825        0.64    12.310       628      151,543     99.49     44.40    69.00     2.12
12.501% to 13.000%             16       3,054,740        0.31    12.709       629      190,921     99.51     46.19    88.36     0.00
13.001% to 13.500%              4         320,400        0.03    13.209       628       80,100    100.00     43.26    75.50     0.00
                            -----   -------------      ------    ------       ---      -------     -----     -----   ------     ----
TOTAL:                      4,698   1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====   =============      ======    ======       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.350% per annum to 13.400% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.818% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF REMAINING       MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
TERMS (MONTHS)             LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
------------------       --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     39       3,540,648        0.35     8.599       651       90,786     76.06     34.32    72.37    10.58
229 to 240                      1          77,890        0.01     9.650       698       77,890     94.99     40.00     0.00     0.00
349 to 360                  4,658     996,509,184       99.64     8.819       645      213,935     85.04     43.07    78.15     5.18
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                      4,698   1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====   =============      ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 179 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
RANGE OF                    OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
ORIGINAL MORTGAGE LOAN   MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PRINCIPAL BALANCES         LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------------   --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                49       2,379,779        0.24    10.050       621       48,567     74.69     36.87    95.80     0.00
$50,001 to $100,000         1,326     101,720,949       10.17     9.549       623       76,713     85.35     39.34    89.37     0.78
$100,001 to $150,000        1,008     124,445,669       12.44     9.036       627      123,458     84.53     41.39    84.30     2.16
$150,001 to $200,000          680     117,731,348       11.77     8.849       635      173,134     84.69     42.73    83.28     4.02
$200,001 to $250,000          413      92,911,470        9.29     8.874       642      224,967     85.35     43.58    84.74     3.54
$250,001 to $300,000          261      71,437,744        7.14     8.885       645      273,708     86.00     43.51    88.57     6.67
$300,001 to $350,000          141      45,490,822        4.55     8.692       655      322,630     83.43     44.17    91.39     4.30
$350,001 to $400,000           93      34,855,697        3.49     8.542       666      374,792     82.79     45.36    88.29     3.19
$400,001 to $450,000          155      66,648,318        6.66     8.652       647      429,989     85.42     45.85    63.08     3.18
$450,001 to $500,000          165      78,363,206        7.84     8.735       651      474,929     86.38     44.99    60.59     5.49
$500,001 to $550,000          106      55,734,969        5.57     8.639       648      525,802     86.89     44.67    62.27     7.65
$550,001 to $600,000          107      61,585,445        6.16     8.671       654      575,565     86.71     44.30    58.93     9.23
$600,001 to $650,000           60      37,567,490        3.76     8.739       655      626,125     87.27     45.57    56.67     5.00
$650,001 to $700,000           43      28,998,163        2.90     8.599       662      674,376     84.50     40.84    74.38     9.23
$700,001 to $750,000           20      14,493,040        1.45     8.335       666      724,652     83.86     43.36    75.00     9.77
$750,001 to $800,000           15      11,618,554        1.16     8.446       665      774,570     83.36     47.46    93.34     6.89
$800,001 to $850,000           14      11,604,808        1.16     8.105       668      828,915     79.93     39.97    85.48    14.06
$850,001 to $900,000            7       6,142,500        0.61     8.742       653      877,500     81.35     36.02    71.88    43.01
$900,001 to $950,000            7       6,481,990        0.65     8.205       666      925,999     82.85     43.18    71.61    42.84
$950,001 to $1,000,000         13      12,770,750        1.28     7.882       681      982,365     81.83     40.11    92.17     0.00
$1,000,001 or greater          15      17,145,012        1.71     7.621       696    1,143,001     78.44     39.06    87.33    14.46
                            -----   -------------      ------    ------       ---    ---------     -----     -----    -----    -----
TOTAL:                      4,698   1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====   =============      ======    ======       ===    =========     =====     =====    =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $33,399 to approximately $1,300,000 and the average outstanding principal balance of the Mortgage Loans was approximately $212,884.

PRODUCT TYPES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PRODUCT TYPES              LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------            --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Balloon - 30/50               148      27,238,151        2.72     9.093       627      184,042     83.95     44.19    69.92     0.00
ARM - 1 Year/6 Month           16       3,372,298        0.34     8.949       667      210,769     85.16     34.82    92.50     0.00
ARM - 2 Year/6 Month
   (50 due in 30)           1,208     374,257,929       37.42     8.613       653      309,816     84.63     45.31    78.35     0.00
ARM - 3 Year/6 Month
   (50 due in 30)             230      77,681,499        7.77     8.205       653      337,746     83.47     45.71    69.60     0.00
ARM - 5 Year/6 Month
   (50 due in 30)              23       7,768,145        0.78     8.375       654      337,745     81.24     42.57    79.97     0.00
15 Year Fixed Loans            38       3,404,648        0.34     8.471       652       89,596     75.10     33.93    71.27     7.00
15/30 Balloon Loans             1         136,000        0.01    11.800       627      136,000    100.00     44.00   100.00   100.00
20 Year Fixed Loans             1          77,890        0.01     9.650       698       77,890     94.99     40.00     0.00     0.00
2/28 LIBOR Loans            1,235     212,494,103       21.25     9.047       637      172,060     86.52     40.43    81.96    13.86
2/28 LIBOR Loans
   (40 due in 30)             403      94,023,506        9.40     9.113       634      233,309     86.48     43.92    75.89     0.00
30 Year Fixed Loans           956     116,153,994       11.61     9.210       638      121,500     83.95     39.40    81.80     8.46
30/40 Balloon Loans           108      17,325,214        1.73     9.179       631      160,419     84.14     44.56    83.25     0.00
3/27 LIBOR Loans              215      38,915,987        3.89     8.631       647      181,005     84.15     39.05    79.80    25.79
3/27 LIBOR Loans
   (40 due in 30)              78      19,235,895        1.92     8.780       647      246,614     87.92     42.33    51.40     0.00
5/25 LIBOR Loans               20       4,030,778        0.40     8.902       652      201,539     85.73     43.66    83.71    35.33
5/25 LIBOR Loans
   (40 due in 30)               8       1,367,176        0.14     9.464       629      170,897     92.00     43.17    94.00     0.00
Six Month LIBOR Loans          10       2,644,508        0.26     8.564       647      264,451     81.00     44.59    94.90    33.96
                            -----   -------------      ------    ------       ---      -------    ------     -----    -----   ------
TOTAL:                      4,698   1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====   =============      ======    ======       ===      =======    ======     =====    =====   ======

AMORTIZATION TYPE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
AMORTIZATION TYPE          LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
-----------------        --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing            2,342     329,205,790       32.92     9.172       634      140,566     85.81     40.08    82.38     0.00
Balloon                     2,207     619,033,516       61.90     8.679       648      280,486     84.80     44.95    75.87     0.02
60 Month Interest-Only        144      50,464,327        5.05     8.217       670      350,447     82.24     38.92    77.39   100.00
120 Month Interest-Only         5       1,424,090        0.14     8.483       670      284,818     85.21     40.54   100.00   100.00
                            -----   -------------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                      4,698   1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====   =============      ======     =====       ===      =======     =====     =====   ======   ======

ADJUSTMENT TYPE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT TYPE            LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
---------------          --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                         3,446     835,791,824       83.57     8.748       647      242,540     85.24     43.51    77.80     5.00
Fixed Rate                  1,252     164,335,898       16.43     9.174       635      131,259     83.81     40.63    79.74     6.21
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      4,698   1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====   =============      ======     =====       ===      =======     =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
GEOGRAPHIC               MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DISTRIBUTION               LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
------------             --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        57       6,026,622        0.60     9.743       630      105,730     88.70     41.15    89.46     7.59
Arizona                       137      27,500,274        2.75     8.633       645      200,732     84.57     44.45    81.84     5.69
Arkansas                       21       2,676,681        0.27     8.912       627      127,461     83.29     39.40   100.00     0.00
California                    483     215,244,737       21.52     8.152       661      445,641     82.59     45.13    71.76     8.08
Colorado                       77      20,477,473        2.05     9.006       646      265,941     85.70     43.22    85.53     0.00
Connecticut                    24       4,768,282        0.48     9.163       633      198,678     87.73     42.80    84.75     6.61
Delaware                        7       2,303,340        0.23     8.901       630      329,049     84.18     44.00    88.63    11.49
District of Columbia            2         903,350        0.09     8.801       629      451,675     87.69     37.90   100.00     0.00
Florida                       495     112,331,985       11.23     8.627       647      226,933     84.13     41.42    75.08     3.79
Georgia                       154      26,956,312        2.70     9.488       640      175,041     87.34     43.02    86.68     4.83
Idaho                          27       5,485,339        0.55     9.222       628      203,161     88.38     42.40    78.11     0.00
Illinois                      191      44,099,004        4.41     9.121       644      230,885     87.01     41.79    65.08     4.46
Indiana                       189      18,230,346        1.82     9.373       618       96,457     88.37     40.33    85.01     5.66
Iowa                           21       1,700,515        0.17     9.896       611       80,977     90.61     37.46    92.90     0.00
Kansas                         24       2,464,077        0.25    10.076       625      102,670     89.14     43.36    94.37     0.00
Kentucky                       61       6,721,490        0.67     9.175       627      110,188     88.61     39.71    86.79     0.00
Louisiana                      34       4,196,021        0.42     9.351       631      123,412     89.00     39.75    95.57     0.00
Maine                          15       2,361,215        0.24     9.466       652      157,414     89.05     44.94    86.38    12.47
Maryland                       90      32,987,267        3.30     8.958       646      366,525     86.31     46.50    82.89     3.17
Massachusetts                  54      17,731,780        1.77     9.132       641      328,366     84.33     43.34    76.33     6.87
Michigan                      183      20,699,894        2.07     9.409       633      113,114     88.09     39.23    92.52     8.68
Minnesota                      48       7,691,801        0.77     8.771       637      160,246     83.92     42.76    78.59    13.61
Mississippi                    37       4,760,944        0.48     9.415       609      128,674     87.93     44.44    96.79     0.00
Missouri                       84      10,257,145        1.03     9.200       615      122,109     86.23     39.57    87.76     5.73
Montana                         4         379,025        0.04     9.004       629       94,756     86.18     44.66    78.63     0.00
Nebraska                       13       1,567,411        0.16     9.974       628      120,570     90.54     42.44    92.19     0.00
Nevada                         66      20,304,034        2.03     8.640       652      307,637     81.15     46.61    96.71     5.11
New Hampshire                   6       1,160,394        0.12    10.193       635      193,399     87.06     49.44   100.00     0.00
New Jersey                     73      22,090,180        2.21     9.303       637      302,605     86.68     44.73    63.46     7.25
New Mexico                     16       3,101,566        0.31     9.840       626      193,848     87.78     44.66    92.91     0.00
New York                      254      71,948,271        7.19     8.803       652      283,261     86.07     44.38    51.44     6.35
North Carolina                 69      12,417,790        1.24     9.503       645      179,968     87.46     39.08    88.00     6.34
North Dakota                    1          90,250        0.01     9.600       642       90,250     95.00     41.00     0.00     0.00
Ohio                          229      25,496,453        2.55     9.316       623      111,338     86.72     40.89    90.23     4.84
Oklahoma                       32       3,163,085        0.32     9.871       626       98,846     89.49     40.80   100.00     0.00
Oregon                         87      19,973,438        2.00     8.709       650      229,580     86.39     43.17    85.32     8.32
Pennsylvania                  147      17,315,997        1.73     9.284       621      117,796     87.08     41.86    86.04     1.83
Rhode Island                   15       4,662,478        0.47     9.488       644      310,832     84.89     42.71    81.31     0.00
South Carolina                 52       6,329,523        0.63     9.810       622      121,722     86.84     40.60    88.04     0.00
South Dakota                    4         817,555        0.08    10.134       622      204,389     93.70     40.96    77.35     0.00
Tennessee                     182      25,311,104        2.53     9.040       627      139,072     86.12     43.93    86.22     5.17
Texas                         479      66,022,520        6.60     9.191       639      137,834     85.36     41.99    87.19     3.24
Utah                          123      26,555,190        2.66     8.659       645      215,896     83.36     39.32    94.84     3.93
Vermont                         6         704,520        0.07     8.466       638      117,420     86.24     47.35   100.00    15.33
Virginia                       46      11,028,762        1.10     8.518       639      239,756     83.09     44.00    61.73     0.00
Washington                    152      41,628,591        4.16     8.541       650      273,872     82.76     41.80    83.28     3.49
West Virginia                  12       2,068,540        0.21     9.749       630      172,378     90.31     43.61    88.52     0.00
Wisconsin                      99      14,478,556        1.45     9.323       631      146,248     87.08     39.52    90.57     0.00
Wyoming                        16       2,936,595        0.29     9.144       625      183,537     88.38     46.57   100.00     7.49
                            -----   -------------      ------    ------       ---      -------     -----     -----   ------    -----
TOTAL:                      4,698   1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====   =============      ======    ======       ===      =======     =====     =====   ======    =====

No more than approximately 0.32% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF ORIGINAL        MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS         ($)        POOL (%)      (%)      SCORE       ($)       LTV (%)     (%)    DOC (%)  IO (%)
--------------------     --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 61       7,240,544        0.72     8.098       631      118,697     41.06     37.79    74.77     0.00
50.01% to 55.00%               23       3,569,447        0.36     7.841       616      155,193     52.83     37.27    37.22     6.30
55.01% to 60.00%               42       7,068,034        0.71     7.817       632      168,287     57.84     39.23    68.67     7.82
60.01% to 65.00%               77      13,068,854        1.31     7.822       632      169,725     62.73     41.36    73.24     3.83
65.01% to 70.00%               67      14,645,125        1.46     7.868       627      218,584     68.70     41.08    56.65    13.78
70.01% to 75.00%              128      26,939,541        2.69     8.126       627      210,465     73.77     38.28    65.32     8.66
75.01% to 80.00%            1,797     430,539,797       43.05     8.385       659      239,588     79.87     43.88    88.63     7.22
80.01% to 85.00%              408      67,762,141        6.78     8.740       611      166,084     84.46     41.57    72.22     1.73
85.01% to 90.00%              842     171,883,244       17.19     8.840       627      204,137     89.70     42.22    64.00     3.43
90.01% to 95.00%              871     186,401,975       18.64     9.386       642      214,009     94.87     43.13    72.14     3.62
95.01% to 100.00%             382      71,009,020        7.10    10.840       657      185,887     99.97     44.75    83.43     2.13
                            -----   -------------      ------    ------       ---      -------     -----     -----    -----    -----
TOTAL:                      4,698   1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====   =============      ======    ======       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 15.06% to 100.00%.

COMBINED LOAN-TO-VALUE RATIOS

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF        BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF COMBINED        MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS        ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
--------------------     --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 61      7,240,544        0.72     8.098       631      118,697     41.06     37.79    74.77     0.00
50.01% to 55.00%               23      3,569,447        0.36     7.841       616      155,193     52.83     37.27    37.22     6.30
55.01% to 60.00%               41      6,934,934        0.69     7.796       632      169,145     57.84     39.37    68.07     7.97
60.01% to 65.00%               76     13,018,854        1.30     7.817       632      171,301     62.73     41.30    73.13     3.84
65.01% to 70.00%               66     14,145,125        1.41     7.807       627      214,320     68.70     40.80    55.11    14.27
70.01% to 75.00%              123     23,313,291        2.33     8.156       623      189,539     73.68     38.56    59.92     6.25
75.01% to 80.00%              476     91,900,661        9.19     8.201       630      193,069     79.45     39.67    61.39     9.04
80.01% to 85.00%              411     69,008,891        6.90     8.719       611      167,905     84.32     41.38    72.72     1.70
85.01% to 90.00%              857    178,186,987       17.82     8.794       628      207,919     89.27     42.31    65.27     3.90
90.01% to 95.00%              903    200,872,470       20.08     9.314       644      222,450     93.76     42.79    73.37     4.52
95.01% to 100.00%           1,661    391,936,517       39.19     8.887       665      235,964     83.59     45.19    93.96     5.55
                            -----  -------------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                      4,698  1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====  =============      ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 15.06% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 91.72%.. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 34.29% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.48%.

DEBT-TO-INCOME RATIOS

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF        BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF DEBT-TO-        MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
INCOME RATIOS              LOANS        ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
-----------------        --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                261     50,138,823        5.01     8.706       645      192,103     83.77     14.11    89.90    17.57
20.01% to 25.00%              184     32,163,887        3.22     8.938       636      174,804     83.13     23.42    89.39     3.51
25.01% to 30.00%              293     45,625,712        4.56     8.834       635      155,719     84.74     28.07    87.77     6.37
30.01% to 35.00%              425     76,534,565        7.65     8.920       645      180,081     84.38     33.05    81.42     2.69
35.01% to 40.00%              592    113,371,946       11.34     8.877       641      191,507     84.60     38.12    71.71     6.04
40.01% to 45.00%              806    168,317,561       16.83     8.898       644      208,831     85.10     43.11    71.95     4.84
45.01% to 50.00%            1,060    251,989,364       25.20     8.855       646      237,726     85.86     48.23    70.99     5.17
50.01% to 55.00%            1,073    261,079,715       26.10     8.684       649      243,318     85.03     53.56    85.38     3.49
55.01% to 60.00%                4        906,150        0.09     7.700       647      226,538     76.05     58.00   100.00     0.00
                            -----  -------------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                      4,698  1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====  =============      ======     =====       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 1.00% to 59.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.03%.

LOAN PURPOSE

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF        BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
LOAN PURPOSE               LOANS        ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
------------             --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    2,987    640,878,246       64.08     8.934       653      214,556     85.94     43.22    90.09     5.81
Refinance - Cashout         1,454    309,080,861       30.90     8.621       629      212,573     83.43     42.97    55.37     3.44
Refinance - Rate Term         257     50,168,615        5.02     8.545       635      195,209     82.72     41.02    65.42     8.20
                            -----  -------------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      4,698  1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====  =============      ======     =====       ===      =======     =====     =====    =====     ====

PROPERTY TYPE

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF        BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PROPERTY TYPE              LOANS        ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
-------------            --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family               3,523    684,911,127       68.48     8.852       642      194,411     85.14     42.98    76.72     4.27
Planned Unit
   Development                762    215,242,150       21.52     8.754       650      282,470     84.76     43.13    84.69     7.67
Two- to Four-Family           204     53,373,573        5.34     8.724       654      261,635     85.06     44.10    65.85     3.69
Condominium                   209     46,600,873        4.66     8.728       658      222,971     84.12     42.16    82.37     9.31
                            -----  -------------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      4,698  1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====  =============      ======     =====       ===      =======     =====     =====    =====     ====

DOCUMENTATION

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF        BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
DOCUMENTATION              LOANS        ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
-------------            --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          3,920    781,300,798       78.12     8.841       643      199,311     84.78     42.76   100.00     5.20
Rapid                         513    149,810,633       14.98     8.542       643      292,029     85.68     44.69     0.00     2.74
Stated Income                 192     49,422,930        4.94     9.277       666      257,411     85.84     42.05     0.00    14.20
Limited Income
   Verifictation               53     12,415,244        1.24     8.614       654      234,250     84.23     43.66     0.00     2.27
Stated Plus                    11      4,830,367        0.48     8.910       671      439,124     88.45     42.87     0.00     0.00
Blended                         9      2,347,750        0.23     9.877       658      260,861     95.28     47.50     0.00     0.00
                            -----  -------------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                      4,698  1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====  =============      ======     =====       ===      =======     =====     =====   ======    =====

OCCUPANCY

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF        BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
                         MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
OCCUPANCY                  LOANS        ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
---------                --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                     4,448    967,884,938       96.78     8.825       644      217,600     85.09     43.17    77.76     5.02
Investment                    237     28,976,720        2.90     8.549       673      122,265     81.66     39.44    87.69    11.99
Second Home                    13      3,266,065        0.33     9.050       659      251,236     89.50     33.68   100.00     0.00
                            -----  -------------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                      4,698  1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====  =============      ======     =====       ===      =======     =====     =====   ======    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF        BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
MORTGAGE LOANS AGE       MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
(MONTHS)                   LOANS        ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
------------------       --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                           2,303    486,358,415       48.63     8.879       647      211,185     85.68     43.16    75.66     4.60
1                           2,294    482,594,505       48.25     8.824       642      210,372     84.55     42.94    81.34     3.93
2                               1      1,199,843        0.12     7.900       601    1,199,843     80.00     54.00   100.00     0.00
3                              10      1,788,002        0.18     8.167       661      178,800     82.40     45.35    42.16     4.75
4                              12      5,614,170        0.56     7.949       645      467,847     81.69     42.99    66.30    27.70
5                              48     14,210,907        1.42     7.443       670      296,061     80.86     38.95    76.63    43.47
6                              12      2,593,475        0.26     7.870       651      216,123     79.01     47.62    56.17    55.71
7                              18      5,768,405        0.58     8.249       650      320,467     84.10     45.18    47.74    24.88
                            -----  -------------      ------     -----       ---    ---------     -----     -----   ------    -----
TOTAL:                      4,698  1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====  =============      ======     =====       ===    =========     =====     =====   ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER     PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF        BALANCE     PERCENT OF   AVERAGE  AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
ORIGINAL PREPAYMENT      MORTGAGE   OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
PENALTY TERM               LOANS        ($)        POOL (%)      (%)     SCORE        ($)      LTV (%)      (%)    DOC (%)  IO (%)
-------------------      --------  -------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                        1,218    284,465,935       28.44     9.139       646      233,552     85.54     42.42    75.58     6.56
12 Months                     285     76,476,217        7.65     9.041       650      268,338     84.80     43.66    70.05     6.56
24 Months                   1,962    428,765,350       42.87     8.653       645      218,535     85.05     43.55    81.91     3.94
36 Months                   1,233    210,420,221       21.04     8.639       641      170,657     84.27     42.60    76.76     5.44
                            -----  -------------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                      4,698  1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====  =============      ======     =====       ===      =======     =====     =====    =====     ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                 MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
CREDIT SCORES              LOANS         ($)        POOL (%)      (%)     SCORE        ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------            --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
526 to 550                    112      13,688,728        1.37     9.579       545      122,221     78.03     40.82    90.41     0.00
551 to 575                    343      48,052,177        4.80     9.410       565      140,094     82.87     40.49    88.99     3.65
576 to 600                    597      91,869,329        9.19     9.422       589      153,885     86.85     40.97    83.30     1.76
601 to 625                    943     185,034,188       18.50     9.131       615      196,219     85.68     42.96    78.25     3.27
626 to 650                  1,088     231,325,270       23.13     9.135       638      212,615     85.65     43.95    75.85     2.40
651 to 675                    851     213,668,295       21.36     8.548       662      251,079     84.59     43.84    76.30     6.59
676 to 700                    425     114,048,414       11.40     8.143       687      268,349     84.36     41.84    74.26    11.53
701 to 725                    186      55,261,307        5.53     7.965       710      297,104     84.72     45.57    78.45     6.04
726 to 750                     75      22,940,060        2.29     7.878       737      305,867     83.74     43.26    86.00    10.98
751 to 775                     50      15,626,871        1.56     7.937       763      312,537     82.52     41.54    83.15    24.29
776 to 800                     23       7,770,583        0.78     7.850       783      337,851     84.71     43.34    63.50     0.00
801 to 809                      5         842,500        0.08     7.976       804      168,500     87.37     22.98    77.12    20.30
                            -----   -------------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                      4,698   1,000,127,722      100.00     8.818       645      212,884     85.01     43.03    78.12     5.20
                            =====   =============      ======     =====       ===      =======     =====     =====    =====    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 808 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 645.

CREDIT GRADE

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
CREDIT                   MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GRADE                      LOANS         ($)        POOL (%)      (%)     SCORE        ($)       LTV (%)     (%)    DOC (%)   IO (%)
------                   --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
0

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                     AGGREGATE                                       AVERAGE              WEIGHTED
                         NUMBER      PRINCIPAL                WEIGHTED   WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                           OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE     BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF                MORTGAGE    OUTSTANDING    MORTGAGE    COUPON     CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
GROSS MARGINS             LOANS         ($)        POOL (%)      (%)      SCORE        ($)       LTV (%)     (%)    DOC (%)   IO (%)
-------------           --------  --------------  ----------  --------  ---------  -----------  --------  --------  -------  -------
2.501% to 3.000%              27      16,051,193        1.92     7.381  696.13603      594,489     80.04     35.61    85.97    35.64
4.001% to 4.500%               5         605,700        0.07     9.137        629      121,140     75.26     29.20   100.00     0.00
4.501% to 5.000%              29       7,605,568        0.91     8.961        623      262,261     85.68     44.10    61.85    11.81
5.001% to 5.500%           1,683     424,326,897       50.77     8.356        655      252,125     78.66     44.23    84.36     5.57
5.501% to 6.000%             797     177,664,732       21.26     8.693        624      222,917     88.49     42.38    66.38     2.71
6.001% to 6.500%             905     209,537,735       25.07     9.684        646      231,533     96.23     43.63    74.09     3.22
                           -----     -----------      ------     -----  ---------      -------     -----     -----   ------    -----
TOTAL:                     3,446     835,791,824      100.00     8.748        647      242,540     85.24     43.51    77.80     5.00
                           =====     ===========      ======     =====  =========      =======     =====     =====   ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 6.400% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.700% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
RANGE OF MAXIMUM         MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
MORTGAGE RATES             LOANS         ($)        POOL (%)      (%)     SCORE        ($)       LTV (%)     (%)    DOC (%)   IO (%)
----------------         --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                 1         823,138        0.10     5.350       702      823,138     62.26     52.00   100.00     0.00
11.501% to 12.000%              2         236,500        0.03     5.885       711      118,250     34.29     29.92   100.00     0.00
12.001% to 12.500%             23       8,757,200        1.05     6.370       701      380,748     75.51     39.41    78.09    38.49
12.501% to 13.000%             97      31,373,468        3.75     6.826       687      323,438     78.58     43.77    73.39    10.85
13.001% to 13.500%            207      66,343,270        7.94     7.331       675      320,499     79.66     44.51    79.64    11.47
13.501% to 14.000%            453     131,509,712       15.73     7.818       662      290,308     82.68     44.43    74.61     6.26
14.001% to 14.500%            495     137,542,051       16.46     8.295       650      277,863     82.81     44.28    76.59     4.20
14.501% to 15.000%            617     144,997,948       17.35     8.776       641      235,005     85.01     43.03    80.40     2.14
15.001% to 15.500%            553     119,985,300       14.36     9.286       635      216,972     86.38     43.35    76.87     3.87
15.501% to 16.000%            523     105,173,114       12.58     9.763       627      201,096     89.49     43.01    77.08     3.20
16.001% to 16.500%            206      38,250,977        4.58    10.295       624      185,684     91.99     41.08    87.24     0.76
16.501% to 17.000%            125      23,680,844        2.83    10.771       626      189,447     93.56     41.21    78.98     8.33
17.001% to 17.500%             65      11,475,661        1.37    11.300       625      176,549     97.23     41.57    84.15     0.00
17.501% to 18.000%             50       9,022,275        1.08    11.761       636      180,446     99.46     46.16    75.07     0.62
18.001% to 18.500%             23       4,662,900        0.56    12.326       630      202,735     99.86     44.89    57.68     0.00
18.501% to 19.000%              5       1,898,465        0.23    12.683       631      379,693     99.84     49.12   100.00     0.00
19.001% to 19.500%              1          59,000        0.01    13.050       633       59,000    100.00     20.00   100.00     0.00
                            -----     -----------      ------    ------       ---      -------    ------     -----   ------    -----
TOTAL:                      3,446     835,791,824      100.00     8.748       647      242,540     85.24     43.51    77.80     5.00
                            =====     ===========      ======    ======       ===      =======    ======     =====   ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.350% per annum to 19.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.748% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                      AGGREGATE                                      AVERAGE              WEIGHTED
                          NUMBER      PRINCIPAL                WEIGHTED  WEIGHTED   PRINCIPAL   WEIGHTED   AVERAGE
                            OF         BALANCE     PERCENT OF   AVERAGE   AVERAGE    BALANCE     AVERAGE  DEBT-TO-  PERCENT
NEXT RATE                MORTGAGE    OUTSTANDING    MORTGAGE    COUPON    CREDIT   OUTSTANDING  ORIGINAL   INCOME     FULL   PERCENT
ADJUSTMENT DATE            LOANS         ($)        POOL (%)      (%)     SCORE        ($)       LTV (%)     (%)    DOC (%)   IO (%)
---------------          --------  --------------  ----------  --------  --------  -----------  --------  --------  -------  -------
November 2007                   3         681,600        0.08     7.426       674      227,200     80.00     47.60   100.00    35.80
December 2007                   8       2,212,908        0.26     8.800       634      276,614     79.49     43.48    82.60    29.56
May 2008                        9       1,699,278        0.20     8.876       651      188,809     81.60     39.61    85.12     0.00
June 2008                       7       1,673,020        0.20     9.022       683      239,003     88.77     29.96   100.00     0.00
November 2008                   9       2,022,844        0.24     8.440       642      224,760     89.85     46.45    42.18    10.61
December 2008                   7       2,049,374        0.25     7.533       663      292,768     77.62     48.29    44.53    70.50
January 2009                   20       6,075,116        0.73     7.475       663      303,756     82.73     41.20    69.46    51.18
February 2009                   8       4,197,382        0.50     7.740       659      524,673     80.63     42.18    69.88    33.83
March 2009                      1         287,489        0.03     8.650       682      287,489     80.00     38.00     0.00     0.00
May 2009                    1,395     332,176,497       39.74     8.815       643      238,119     84.98     43.57    81.88     3.37
June 2009                   1,403     332,270,035       39.76     8.873       647      236,828     86.11     43.61    77.17     3.63
November 2009                   6       3,047,125        0.36     8.024       670      507,854     80.27     44.14    43.28    20.97
December 2009                   1         101,209        0.01     7.400       593      101,209     80.00     45.00   100.00     0.00
January 2010                   13       5,230,622        0.63     7.176       673      402,356     79.11     39.05    74.93    44.48
February 2010                   2       1,141,243        0.14     8.143       601      570,621     83.60     46.46    57.32     0.00
March 2010                      2         771,715        0.09     7.010       646      385,858     76.90     44.58    40.41     0.00
April 2010                      1       1,199,843        0.14     7.900       601    1,199,843     80.00     54.00   100.00     0.00
May 2010                      257      62,543,850        7.48     8.503       648      243,361     84.44     43.47    75.74     4.74
June 2010                     241      61,797,774        7.39     8.469       652      256,422     84.97     43.22    64.95     6.65
May 2011                        1         458,800        0.05     9.750       631      458,800     80.00     48.00   100.00     0.00
November 2011                   1         238,500        0.03     8.600       663      238,500     90.00     37.00   100.00   100.00
January 2012                    1          57,833        0.01     7.700       605       57,833     64.44     26.00   100.00     0.00
May 2012                       24       7,289,741        0.87     8.574       654      303,739     84.08     45.27    91.69    11.66
June 2012                      26       6,568,025        0.79     8.547       656      252,616     84.99     41.97    74.29     5.11
                            -----     -----------      ------     -----       ---    ---------     -----     -----   ------   ------
TOTAL:                      3,446     835,791,824      100.00     8.748       647      242,540     85.24     43.51    77.80     5.00
                            =====     ===========      ======     =====       ===    =========     =====     =====   ======   ======